As filed with the Securities and Exchange Commission on July 27, 2026

Securities Act File No. 333-237048

Investment Company Act File No. 811-23556

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 29	[X]

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 34	[X]

(Check appropriate box or boxes.)

DATUM ONE SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (866) 494-4270

Name and Address of Agent for Service of Process	With copies to:
Barbara J. Nelligan The Northern Trust Company 50 S. LaSalle Street Chicago, Illinois 60603	Jessica Reece Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)
[X]	On July 29, 2026, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DATUM ONE SERIES TRUST

PROSPECTUS

July 29, 2026

First Sentier American Listed Infrastructure Fund
Class I Shares (FLIAX)

First Sentier Global Listed Infrastructure Fund
Class I Shares (FLIIX)

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Summary Information About the Funds	2
First Sentier American Listed Infrastructure Fund	2
First Sentier Global Listed Infrastructure Fund	9
Additional Information About the Funds	16
Principal Investments and Strategies of Each Fund	16
Summary of Principal Risks	18
Management of the Funds	22
Board of Trustees	22
Investment Adviser	22
Investment Sub-Adviser	22
Portfolio Managers	22
Investing in the Funds	23
Management Fees	23
Expense Limitations and Waivers	23
Administrator, Distributor, Transfer Agent and Custodian	24
Contractual Arrangements	25
Shares	25
Calculating the Fund’s Net Asset Value (“NAV”)	25
Customer Identification Program: Important Information About Procedures for Opening an Account	26
Valuing the Funds’ Assets	26
Share Class	26
How to Buy Shares	27
How to Redeem Shares	30
Dividends and Distributions	32
Frequent Purchases and Redemptions of Fund Shares	32
Payments to Financial Intermediaries	33
Taxes	33
Taxation of Fund Distributions	34
Account Policies	35
Financial Highlights	37

1

Summary Information About the Funds

First Sentier American Listed Infrastructure Fund

Class I Shares (FLIAX)

Investment Objective

The First Sentier American Listed Infrastructure Fund (the “American Listed Fund” or “Fund”) seeks to achieve growth of capital and inflation protected income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder Fees (Fees paid directly from your investment)

Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class I Shares
Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	6.12%
Shareholder Servicing Plan Fee(1)	0.00%
Total Annual Fund Operating Expenses	6.87%
Fee Waivers and Expense Reimbursements(2)	-6.12%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

(1)

The American Listed Fund may accrue up to 0.10% in “Shareholder Servicing Plan Fee” of the average daily net assets of the Fund’s shares; however, the Fund’s accrual is currently set at 0.00% through at least July 29, 2027, and any accrual increase must first be approved by the Board of Trustees (the “Board”).

(2)

First Sentier Investors (US) LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and any other class-specific expenses, such as shareholder servicing plan fees) exceed 0.75% of the average daily net assets of the Fund through July 29, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board of Trustees (the “Board”) or upon termination of the Investment Management Agreement.

2

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$77	$1,482	$2,836	$6,005

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During its most recent fiscal period (November 1, 2025 through March 31, 2026), the American Listed Fund’s portfolio turnover rate was 29.74% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange. The Fund defines infrastructure companies as constituent companies of the FTSE USA Core Infrastructure Capped Index; or as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. The assets held by these companies typically offer high barriers to entry, pricing power, predictable cash flows and structural growth. The Fund may invest up to 20% of its net assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may invest up to 20% of its net assets in American Depositary Receipts (“ADRs”).

The American Listed Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows. The majority of infrastructure securities in which the Fund typically invests are within the following Global Industry Classification Standard (“GICS”) sectors:

1)	oil and gas storage and transportation;

2)	airport services;

3)	highways and rail tracks;

4)	marine ports and services;

5)	multi/electric/gas/water utilities; and

6)    Specialized REITs.

Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The American Listed Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security is a security that is comprised of two parts that cannot be separated from one another, a unit in a trust related to the company and a share of a company. The Fund may also invest in initial public offerings (“IPOs”).

All REITs that the American Listed Fund may invest in must meet the Fund’s definition of an infrastructure company. As a fundamental policy, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the infrastructure industry.

3

The American Listed Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction. Securities within the Fund’s wider investment universe are screened for infrastructure characteristics, analyzed and then ranked by value and quality. The portfolio is then constructed by the portfolio managers, based primarily on these rankings. Sector risks are also monitored as a risk management overlay which aims to ensure appropriate portfolio diversification along sector lines.

The portfolio managers may choose to sell securities when they observe a security moving to a lower position within the portfolio managers’ value and quality ranking system. This can occur through, among other things:

●	A rise in a company’s share price, leading to decreased upside potential and a lower value ranking

●	A downgrade in a company’s discounted cash flow valuation, leading to lower value ranking

●	A downgrade of a company’s quality score, leading to a lower quality ranking.

Peer review of the security selection process ensures the team is not locked into high conviction buys or sells but rather identifies market inefficiency and sells/buys the security before the opportunity has closed.

The American Listed Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. Investing in fewer issuers makes a fund more susceptible to financial, economic or market events impacting such issuers and may cause the Fund’s share price to be more volatile than the share price of a diversified fund.

Principal Risks

By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as pandemics, cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Concentration Risk. Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

4

Management Risk. The American Listed Fund is subject to management risk as an actively managed portfolio. First Sentier Investors (Australia) IM Ltd (the “Sub-Adviser”) will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser may be incorrect in its assessment of a stock’s appreciation potential.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Unexpected political, regulatory, diplomatic, or military events, including geopolitical tensions and armed conflicts, may adversely affect investor and consumer confidence and may result in significant market disruptions, increased volatility, or reduced liquidity in certain markets or globally. In addition, governmental or supranational responses to such events, including sanctions, trade restrictions, export or import controls, or other market interventions, may have a negative impact on issuers, industries, economies, and the value of the Funds’ investments. These events may be difficult to predict, may occur suddenly, and may have prolonged or unpredictable adverse effects on global or regional economies and financial markets, which could negatively impact the Funds’ performance.

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will go down.

Depositary Receipt Risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, issuers of foreign securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards.

Stapled Securities Risk. A stapled security is comprised of two different securities—a unit in a trust related to the company and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

5

Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The First Sentier American Listed Infrastructure Fund, a series of Advisors Series Trust, was the predecessor to the Fund (the “American Listed Predecessor Fund”). The American Listed Predecessor Fund was reorganized into the Fund on November 3, 2025 following shareholder approval (the “Reorganization”). The Fund commenced operations as of this date and assumed the financial and performance history of the American Listed Predecessor Fund. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of the American Listed Predecessor Fund until November 3, 2025, after which performance shown is that of the Fund. The American Listed Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.firstsentierfunds.com or by calling the Fund toll-free at 1-888-898-5040.

Annual Total Returns For years ended December 31

6

The Fund’s most recent quarterly return through June 30, 2026 was 2.99%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.00% (December 31, 2021) and the lowest return for a calendar quarter was -9.57% (June 30, 2022).

Average Annual Total Returns For periods ended December 31, 2025

Class I Shares	1 Year	5 Year	Since Inception 12/29/2020
Return Before Taxes	9.30%	7.96%	8.31%
Return After Taxes on Distributions	6.88%	5.35%	5.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.93%	5.49%	5.78%
S&P 500 Total Return (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.59%
FTSE USA Core Infrastructure Capped Index, Net Total Returns (reflects no deduction for fees, expenses, or taxes)	6.78%	6.52%	6.91%

Management of the Fund

Investment Adviser

First Sentier Investors (US) LLC is the Fund’s investment adviser (“Adviser”).

Investment Sub-Adviser

First Sentier Investors (Australia) IM Ltd is the Fund’s investment sub-adviser.

Portfolio Manager

Andrew Greenup*

Senior Portfolio Manager
Length of Service: Since 2025 (inception)

Jessica Jouning*

Assistant Portfolio Manager
Length of Service: Since 2025 (inception)

*	Each Portfolio Manager served as portfolio manager of the American Listed Predecessor Fund, which reorganized into the Fund on November 3, 2025.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by writing to us at:

Standard

First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

Overnight

First Sentier Investors Funds
c/o The Northern Trust Company
333 S Wabash,
Attn: Funds Center Floor 38
Chicago, IL 60604

or by calling us at 866-811-6468 (toll free) or 312-557-3182.

7

Purchase Minimums

Minimum Initial Investment:

Class I Shares - $1,000,000

Minimum Additional Investment: No Minimum

The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Adviser and the Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as an IRA or 401(k) plan. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund and/or its related companies for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

First Sentier Global Listed Infrastructure Fund

Class I Shares (FLIIX)

Investment Objective

The First Sentier Global Listed Infrastructure Fund (the “Global Listed Fund” or “Fund”) seeks to achieve growth of capital and inflation-protected income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder Fees (Fees paid directly from your investment)

Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class I Shares
Management Fee	0.75%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.39%
Shareholder Servicing Plan Fee(1)	0.00%
Total Annual Fund Operating Expenses	1.14%
Fee Waivers and Expense Reimbursements(2)	-0.39%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

(1)

The Global Listed Fund may accrue up to 0.10% in “Shareholder Servicing Plan Fee” of the average daily net assets of the Fund’s shares. Effective December 8, 2025, the Fund’s accrual is set at 0.00% through at least July 29, 2027, and any accrual increase must first be approved by the Board of Trustees (the “Board”).

(2)

Effective December 8, 2025, First Sentier Investors (US) LLC (the “Adviser”), the Fund’s investment adviser, contractually agreed to waive Management Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and any other class-specific expenses, such as shareholder servicing plan fees) exceed 0.75% of the average daily net assets of the Fund through July 29, 2027. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Investment Management Agreement.

9

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class I Shares	$77	$324	$590	$1,351

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During its most recent fiscal period (November 1, 2025 through March 31, 2026), the Global Listed Fund’s portfolio turnover rate was 25.37% of the average value of its portfolio.

Principal Investment Strategies

The Global Listed Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. The Fund defines infrastructure companies as constituent companies of the FTSE Global Core Infrastructure 50/50 Index; or, as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on an exchange, throughout the world including emerging markets and the United States. Emerging markets are defined as those countries that are either i) not classified by MSCI or FTSE as developed markets, ii) categorized by the World Bank as middle or low-income, or iii) not members of the Organisation for Economic Cooperation and Development. As part of the 80%, the Fund will invest at least 30% of its net assets and, under normal circumstances, at least 40% of its net assets, in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal circumstances, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States.

The Global Listed Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows. The majority of infrastructure securities in which the Fund typically invests are within the following Global Industry Classification Standard (“GICS”) sectors:

1)	oil and gas storage and transportation;

2)	airport services;

3)	highways and rail tracks;

4)	marine ports and services; and

5)	multi/electric/gas/water utilities.

6)	Specialized REITs.

Equity securities in which the Global Listed Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The Fund may invest up to 75% of its net assets in depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security is a security that is comprised of two parts that cannot be separated from one another, a unit of a trust and a share of a company. The Fund may also invest in initial public offerings (“IPOs”).

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As part of the 80% of the Global Listed Fund’s investments in publicly traded equity securities of infrastructure companies, the Fund may invest up to 30% of its net assets in real estate investment trusts (“REITs”) listed on a domestic or foreign exchange and up to 20% of its net assets in limited partnerships and master limited partnerships (“MLPs”) listed on a domestic or foreign exchange. All REITs and MLPs that the Fund may invest in must meet the Fund’s definition of an infrastructure company.

As a fundamental policy, the Global Listed Fund will invest more than 25% of its net assets in the securities issued by companies operating in the infrastructure industry. The Global Listed Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction.

Securities within the Fund’s wider investment universe are screened for infrastructure characteristics, analyzed and then ranked by value and quality. The portfolio is then constructed by the portfolio managers, based primarily on these rankings. Sector and region risks are also monitored as a risk management overlay which aims to ensure appropriate portfolio diversification along sector and regional lines.

The portfolio managers may choose to sell securities when they observe a security moving to a lower position within the portfolio managers’ value and quality ranking system. This can occur through, among other things:

●	A rise in a company’s share price, leading to decreased upside potential and a lower value ranking

●	A downgrade in a company’s discounted cash flow valuation, leading to lower value ranking

●	A downgrade of a company’s quality score, leading to a lower quality ranking.

Peer review of the security selection process ensures the team is not locked into high conviction buys or sells but rather identifies market inefficiency and sells/buys the security before the opportunity has closed.

Principal Risks

By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

Management Risk. The Global Listed Fund is subject to management risk as an actively managed portfolio. First Sentier Investors (Australia) IM Ltd (the “Sub-Adviser”) will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser may be incorrect in its assessment of a stock’s appreciation potential.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. Unexpected political, regulatory, diplomatic, or military events, including geopolitical tensions and armed conflicts, may adversely affect investor and consumer confidence and may result in significant market disruptions, increased volatility, or reduced liquidity in certain markets or globally. In addition, governmental or supranational responses to such events, including sanctions, trade restrictions, export or import controls, or other market interventions, may have a negative impact on issuers, industries, economies, and the value of the Funds’ investments. These events may be difficult to predict, may occur suddenly, and may have prolonged or unpredictable adverse effects on global or regional economies and financial markets, which could negatively impact the Funds’ performance.

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will go down.

Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies

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and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disasters. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws, and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Utilities Sector Risk. The utilities sector is subject to significant government regulation and oversight. Deregulation, however, may subject utility companies to greater competition and may reduce their profitability. Companies in the utilities sector may be adversely affected due to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with U.S. federal and state regulations, among other factors.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Concentration Risk. Since the securities of companies in the same industry or group of industries will comprise a significant portion of the Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, issuers of foreign securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

Emerging Markets Risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. In the past, the Public Company Accounting Oversight Board (“the PCAOB”), which regulates auditors of U.S. companies, has been unable to inspect audit work papers in certain foreign countries. Although the PCAOB has secured access to inspect audit work papers in certain countries, that access is subject to continuing cooperation by authorities and could be restricted or revoked. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Foreign Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Depositary Receipt Risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to

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distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. In addition, investment in ADRs, EDRs and GDRs may be less liquid than the underlying shares in their primary trading market.

Stapled Securities Risk. As discussed above, a stapled security is comprised of two different securities —a unit of a trust and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Limited Partnership and MLP Risk. Investments in securities (units) of partnerships, including MLPs, involve risks that differ from an investment in common stock. Holders of the units of limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. Certain tax risks are associated with an investment in units of limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid. Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The First Sentier Global Listed Infrastructure Fund, a series of Advisors Series Trust, was the predecessor to the Fund (the “Global Listed Predecessor Fund”). The Global Listed Predecessor Fund was reorganized into the Fund on November 3, 2025 following shareholder approval (the “Reorganization”). The Fund commenced operations as of this date and assumed the financial and performance history of the Global Listed Predecessor Fund. The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund performance shown below is the performance of the Global Listed Predecessor Fund until November 3, 2025, after which performance shown is that of the Fund. The Global Listed Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for other share classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.firstsentierfunds.com or by calling the Fund toll-free at 1-888-898-5040.

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Annual Total Returns For years ended December 31

The Fund’s most recent quarterly return through June 30, 2026 was 0.87%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.12% (March 31, 2019) and the lowest return for a calendar quarter was -20.67% (March 31, 2020).

Average Annual Total Returns For periods ended December 31, 2025

Class I Shares	1 Year	5 Years	Since Inception 02/28/2017
Return Before Taxes	17.80%	6.81%	6.61%
Return After Taxes on Distributions	15.72%	5.46%	5.29%
Return After Taxes on Distributions and Sale of Fund Shares	11.97%	5.14%	4.94%
S&P Global 1200 Total Return (reflects no deduction for fees, expenses, or taxes)	22.99%	12.79%	12.89%
FTSE Global Core Infrastructure 50/50 Net Index (reflects no deduction for fees, expenses, or taxes)	14.36%	6.95%	6.93%

Management of the Fund

Investment Adviser

First Sentier Investors (US) LLC is the Fund’s investment adviser (“Adviser”).

Investment Sub-Adviser

First Sentier Investors (Australia) IM Ltd is the Fund’s investment sub-adviser.

Portfolio managers

Peter Meany*

Portfolio Manager
Length of Service: Since 2025 (inception)

Andrew Greenup*

Portfolio Manager
Length of Service: Since 2025 (inception)

Edmund Leung*

Portfolio Manager
Length of Service: Since 2025 (inception)

*	Each Portfolio Manager served as portfolio manager of the Global Listed Predecessor Fund, which reorganized into the Fund on November 3, 2025.

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Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by writing to us at:

Standard

First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

Overnight

First Sentier Investors Funds
c/o The Northern Trust Company
333 S Wabash,
Attn: Funds Center Floor 38
Chicago, IL 60604

or by calling us at 866-811-6468 (toll free) or 312-557-3182.

Purchase Minimums

Minimum Initial Investment:

Class I Shares - $1,000,000

Minimum Additional Investment: No Minimum

The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Adviser and the Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as an IRA or 401(k) plan. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund and/or its related companies for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Funds

Principal Investments and Strategies of Each Fund

American Listed Fund

Investment Objective:

The American Listed Fund seeks to achieve growth of capital and inflation protected income. The American Listed Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies:

Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange. The Fund defines infrastructure companies as constituent companies of the FTSE USA Core Infrastructure Capped Index; or as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. The assets held by these companies typically offer high barriers to entry, pricing power, predictable cash flows and structural growth. The Fund will invest up to 20% of its net assets in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may invest up to 20% of its net assets in ADRs.

The American Listed Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows. The majority of infrastructure securities in which the Fund typically invests are within the following GICS sectors:

1)	oil and gas storage and transportation;
2)	airport services;
3)	highways and rail tracks;
4)	marine ports and services;
5)	multi/electric/gas/water utilities; and
6)	Specialized REITs.

Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The Fund may also invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another, a unit in a trust related to the company and a share of a company. The Fund may also invest in initial public offerings (“IPOs”).

All REITs that the Fund may invest in must meet the Fund’s definition of an infrastructure company. As a fundamental policy, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the infrastructure industry.

The Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction. Securities within the Fund’s wider investment universe are screened for infrastructure characteristics, thoroughly analyzed and then ranked by value and quality. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Global Listed Fund

Investment Objective:

The Global Listed Fund seeks to achieve growth of capital and inflation-protected income. The Global Listed Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

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Principal Investment Strategies:

The Global Listed Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. The Fund defines infrastructure companies as constituent companies of the FTSE Global Core Infrastructure 50/50 Index; or, as companies that derive at least 65% of revenue or operating earnings from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water, waste, and communication. The Fund typically invests in companies that can adjust the fees they charge customers and counterparties in line with inflation, in accordance with contractual terms or regulation, or through renegotiation due to the essential nature and pricing power of infrastructure assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on an exchange, throughout the world including emerging markets and the United States. As part of the 80%, the Fund will invest at least 30% of its net assets and, under normal circumstances, at least 40% of its net assets, in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, i.e., foreign securities. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal circumstances, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. There are no geographic limits on the Fund’s investments, and the Fund may invest without limit in securities of companies located both in the United States and abroad and in developed or emerging markets.

The Global Listed Fund seeks to invest in the securities of companies which have high barriers to entry, strong pricing power, sustainable growth and predictable cash flows. The majority of infrastructure securities in which the Fund typically invests are within the following GICS sectors:

1)	oil and gas storage and transportation;
2)	airport services;
3)	highways and rail tracks;
4)	marine ports and services; and
5)	multi/electric/gas/water utilities.
6)	Specialized REITs.

Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of companies of any size market capitalizations. The Fund may invest up to 75% of its net assets in depositary receipts, such as ADRs, EDRs and GDRs. The Fund may also invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another, a unit of a trust and a share of a company. The resulting security is influenced by both parts and must be treated as one unit at all times, such as when buying or selling a security. The Fund may also invest in IPOs.

As part of the 80% of the Global Fund’s investments in publicly traded equity securities of infrastructure companies, the Fund may invest up to 30% of its net assets in REITs listed on a domestic or foreign exchange and up to 20% of its net assets in limited partnerships and MLPs listed on a domestic or foreign exchange. All REITs and MLPs that the Fund may invest in must meet the Fund’s definition of an infrastructure company.

As a fundamental policy, the Global Listed Fund will invest more than 25% of its net assets in the securities issued by companies operating in the infrastructure industry. The Fund may not change this fundamental policy without shareholder approval.

The Global Listed Fund’s investment strategy is based on active, bottom-up stock selection which seeks to identify mispricing. The strategy seeks to minimize risk through on-the-ground research, a focus on quality, and sensible portfolio construction.

Sub-Advisory Arrangement (Both Funds)

First Sentier Investors (Australia) IM Ltd, an affiliate of the Adviser, has been engaged as sub-adviser to manage the investments of the Funds. First Sentier is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC.

The Sub-Adviser integrates a stock selection process with portfolio management risk controls. Securities within each Fund’s wider investment universe are screened for infrastructure characteristics, thoroughly analyzed and then ranked by value and quality. This provides an indication of the portfolio holdings, as derived from a purely bottom-up basis.

The portfolio is then constructed by the portfolio managers, based primarily on these rankings. Regional and sector risks are also monitored as a risk management overlay. This aims to ensure appropriate portfolio diversification along both country and sector lines.

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The Sub-Adviser’s sell discipline is driven by a security moving to a lower position within their value and quality ranking system. This can occur through, among other things:

●	A rise in a company’s share price, leading to decreased upside potential and a lower value ranking.

●	A downgrade in a company’s discounted cash flow valuation, leading to lower value ranking.

●	A downgrade of a company’s quality score, leading to a lower quality ranking.

Peer review of the security selection process ensures the team is not locked into high conviction buys or sells but rather identifies market inefficiency and sells/buys the security before the opportunity has closed.

Temporary Defensive Positions

The Funds may temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, political or other conditions. This may result in a Fund not achieving its investment objective during that period.

Summary of Principal Risks

The principal risks of investing in the Funds that may adversely affect the Funds’ net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that Funds will achieve each of their respective investment objective.

Infrastructure Companies Risk. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.

In particular, the operations of infrastructure projects are exposed to unplanned interruptions caused by significant catastrophic events, such as cyclones, earthquakes, landslides, floods, explosion, fire, terrorist attack, major plant breakdown, pipeline or electricity line rupture or other disaster. Operational disruption, as well as supply disruption, could adversely impact the cash flows available from these assets.

Further, national and local environmental laws and regulations affect the operations of infrastructure projects. Standards are set by these laws and regulations are imposed regarding certain aspects of health and environmental quality, and they provide for penalties and other liabilities for the violation of such standards, and establish, in certain circumstances, obligations to remediate and rehabilitate current and former facilities and locations where operations are, or were, conducted. These laws and regulations may have a detrimental impact on the financial performance of infrastructure projects.

Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by, among other things, supply and demand for raw materials and for products and services. In addition, government regulation, world events, exchange rates and economic conditions, technological developments and product obsolescence, fuel prices, labor agreements, insurance costs, and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. Federal legislation may facilitate the construction of electric transmission lines not only by public utilities but also by independent transmission developers, which could increase competition in the wholesale electricity markets. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition,

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deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict utility companies’ access to new markets, thereby diminishing these companies’ long-term prospects. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies

Concentration Risk. Since the securities of companies in the same industry or group of industries will comprise a significant portion of a Fund’s portfolio, the Fund will be more significantly impacted by adverse developments in such industries than a fund that invests in a wider variety of industries.

Management Risk. The Funds are subject to management risk as actively managed investment portfolios. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Funds’ securities. In addition, the Funds may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that the personnel of the Adviser will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on a Fund’s ability to achieve its investment objective. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to a Fund.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics (such as the Iranian conflict commencing in February 2026). Unexpected political, regulatory, diplomatic, or military events, including geopolitical tensions and armed conflicts, may adversely affect investor and consumer confidence and may result in significant market disruptions, increased volatility, or reduced liquidity in certain markets or globally. In addition, governmental or supranational responses to such events, including sanctions, trade restrictions, export or import controls, or other market interventions, may have a negative impact on issuers, industries, economies, and the value of the Funds’ investments. These events may be difficult to predict, may occur suddenly, and may have prolonged or unpredictable adverse effects on global or regional economies and financial markets, which could negatively impact the Funds’ performance.

International Trade Policy. The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries have threatened retaliatory tariffs on certain U.S. products.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Funds and their investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Funds invest and other adverse impacts on the Funds’ overall performance.

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Artificial Intelligence Risk. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence, may pose risks to the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As artificial intelligence is used more widely, the profitability and growth of the Funds’ holdings may be impacted, which could significantly impact the overall performance of a Fund. The use of artificial intelligence in general may adversely impact markets, the overall performance of the Funds’ investments, or the services provided to the Funds by their service providers. The legal and regulatory frameworks within which artificial intelligence operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of a Fund’s investments in foreign securities. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

Emerging Markets Risk (Global Listed Fund). The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. In the past, the Public Company Accounting Oversight Board (“the PCAOB”), which regulates auditors of U.S. companies, has been unable to inspect audit work papers in certain foreign countries. Although the PCAOB has secured access to inspect audit work papers in certain countries, that access is subject to continuing cooperation by authorities and could be restricted or revoked. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Foreign Currency Risk (Global Listed Fund). When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income. Some countries have, and may continue to adopt, internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

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Depositary Receipt Risk. Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations, are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investment in ADRs may be less liquid than the underlying shares in their primary trading market. Fund investments in ADRs are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Stapled Securities Risk. As discussed above, a stapled security is comprised of two different securities —a unit in a trust related to the company and a share of a company—that are “stapled” together and treated as a unit at all times, including for transfer or trading. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

REIT Risk. REITs and similar REIT-like entities are vehicles that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also indirectly bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs, such as including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a U.S. REIT may be affected by its failure to qualify for favorable U.S. federal income tax treatment generally available to U.S. REITs under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Limited Partnership and MLP Risk (Global Listed Fund). To the extent that a limited partnership’s or MLP’s interests are all in a particular industry, the limited partnership and/or MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a limited partnership or MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership or MLP than investors in a corporation. For example, investors in limited partnerships and MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, limited partnerships and MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the limited partnership or MLP to its investors. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a limited partnership, including a conflict arising as a result of incentive distribution payments. Furthermore, investments in certain investment vehicles, such as limited partnerships and MLPs, may be illiquid. Such partnership investments may also not provide daily pricing information to their investors, which will require the Fund to employ fair value procedures to value its holdings in such investments.

Initial Public Offering Risk. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of a Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on a Fund.

Small- and Medium-Sized Companies Risk. The securities of smaller or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general, which may cause the value of the Funds to decline. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent a Fund invests in smaller or medium-sized companies, a Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

Non-Diversification Risk (American Listed Fund). The Fund intends to invest in a limited number of securities. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV. To the extent that the Fund invests in assets in fewer securities, the Fund is subject to a greater risk of loss if any of those securities become permanently impaired than a fund that invests more widely.

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Because the Fund is considered to be “non-diversified” under the 1940 Act, it may also have a greater percentage of its assets invested in any single company or any single industry than a diversified fund, exposing the Fund to risks particular to such a company or industry. Additionally, the NAV of a non-diversified fund generally is more volatile. Lack of broad diversification also may cause the Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI. For instructions on how to obtain the SAI, please refer to the back cover of this prospectus. Portfolio holdings information can be reviewed online at www.firstsentierfunds.com.

Management of the Funds

Board of Trustees

The Board of Trustees of Datum One Series Trust, a Massachusetts business trust (the “Trust”), of which the Funds are each a separate series, has responsibility for the general oversight of the management of the Funds, including the general supervision of the Adviser and the Funds’ other service providers. The Board of Trustees is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the SAI.

Investment Adviser

First Sentier Investors (US) LLC, located at 1290 Avenue of the Americas, 17th Floor, New York, NY 10104, is the Funds’ investment adviser. The Adviser is an SEC-registered investment advisory firm formed in 2014. The Adviser offers investment management services to pension plans, investment companies, endowments, state and municipal organizations as well as charitable organizations.

Investment Sub-Adviser

First Sentier Investors (Australia) IM Ltd, is located at Level 5, Tower Three International Towers Syndey, 300 Barangaroo Avenue, Barangaroo NSW 2000, Australia, has been engaged as sub-adviser to manage the investments of the Funds. First Sentier Investors (Australia) IM Ltd is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC and is an affiliate of the Adviser.

Portfolio Managers

First Sentier American Listed Infrastructure Fund

Each Portfolio Manager served as portfolio manager of the American Listed Predecessor Fund, which reorganized into the fund on November 3, 2025.

Andrew Greenup, Deputy Head of Global Listed Infrastructure at the Sub-Adviser, is one of the portfolio managers responsible for the day-to-day management of the American Listed Fund and Global Listed Fund’s portfolios. Mr. Greenup began his career at the Sub-Adviser in July 2005. Prior to joining the Sub-Adviser, Mr. Greenup worked at Allianz Global Investors as a senior analyst in Australian equities. Mr. Greenup holds a Bachelor Business (First Class Honours) from the Queensland University of Technology (QUT) and was awarded the QUT University medal. He has completed a Graduate Diploma in Applied Finance & Investment from the Financial Services Institute of Australasia and a Postgraduate Diploma in International Relations from Macquarie University. Andrew is an Associate of the Australian Institute of Company Directors, a Fellow of the Financial Services Institute of Australia, a member of the Australian Institute of International Affairs.

Jessica Jouning is a Senior Analyst and Assistant Portfolio Manager for the Global Listed Infrastructure team at First Sentier Investors and is one of the portfolio managers responsible for the day-to-day management of the American Listed Fund’s portfolio. She is responsible for research coverage of the Railroads and Waste Management sectors. This role primarily involves generation and presentation of investment ideas to the team, driven by intensive due diligence including meetings with various industry participants, producing financial valuation models, qualitative reviews of companies and writing of research reports. She brings specialist listed infrastructure investment experience to the role having previously covered the U.S. utilities, Asia-Pacific utilities and global ports sectors. She is Assistant Portfolio Manager on the Fund with Andrew Greenup, having had responsibilities for portfolio management within the team for the last six years. In this role she is involved in the portfolio construction and execution of the Fund and growing this business for clients. Ms. Jouning initially joined First Sentier Investors in February 2010 on the university graduate program. Ms. Jouning holds a Bachelor of Commerce (First Class Honours) from the University of Queensland. Her Honours research thesis was published in the Journal of Banking and Finance.

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First Sentier Global Listed Infrastructure Fund

Each Portfolio Manager served as portfolio manager of the Global Listed Predecessor Fund, which reorganized into the fund on November 3, 2025.

Peter Meany, Head of Global Listed Infrastructure at the Sub-Adviser, is one of the portfolio managers responsible for the day-to-day management of the Global Listed Fund’s portfolio. Mr. Meany began his career at the Sub-Adviser in January 2007. Prior to joining the Sub-Adviser, Mr. Meany was responsible for research coverage of the Infrastructure and Utilities sectors at Credit Suisse (Australia). Mr. Meany holds a Bachelor of Economics (Finance) from Macquarie University.

Andrew Greenup, Deputy Head of Global Listed Infrastructure at the Sub-Adviser, is one of the portfolio managers responsible for the day-to-day management of the American Listed Fund and Global Listed Fund’s portfolios. Mr. Greenup began his career at the Sub-Adviser in July 2005. Prior to joining the Sub-Adviser, Mr. Greenup worked at Allianz Global Investors as a senior analyst in Australian equities. Mr. Greenup holds a Bachelor Business (First Class Honours) from the Queensland University of Technology (QUT) and was awarded the QUT University medal. He has completed a Graduate Diploma in Applied Finance & Investment from the Financial Services Institute of Australasia and a Postgraduate Diploma in International Relations from Macquarie University. Andrew is an Associate of the Australian Institute of Company Directors, a Fellow of the Financial Services Institute of Australia, a member of the Australian Institute of International Affairs.

Edmund Leung is a Senior Portfolio Manager for the Global Listed Infrastructure team at the Sub-Adviser. He is one of the portfolio managers responsible for the day-to-day management of the Global Listed Infrastructure Fund’s portfolio. In his role, Mr. Leung is responsible for research coverage of a number of sectors; and for managing listed infrastructure portfolios on behalf of institutional and wholesale clients. He brings specialist investment experience to the role having previously covered toll roads, rail, ports, airports, communications infrastructure and utilities for the team. Mr. Leung initially joined the Sub-Adviser in January 2007. His investment experience over this time included smaller companies analysis with the Asia Pacific/Global Emerging Markets team in Hong Kong and credit analysis for a number of sectors with the Global Fixed Interest and Credit team. Prior to joining the Sub-Adviser, Mr. Leung was an Actuarial Analyst at Aviva Australia conducting financial modelling and analysis of wealth management products. Mr. Leung holds a Bachelor of Commerce (Hons) from the University of Melbourne and is a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Investing in the Funds

Management Fees

The Adviser receives an annual fee for its services to the Funds. The fee is payable in monthly installments based on the average daily net assets of the Funds. The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.

The following table shows the management fee rate to be paid by each Fund as a percentage of each Fund’s average daily net assets.

Management Fee Rate (as % of average daily net assets)
First Sentier American Listed Infrastructure Fund	0.75%
First Sentier Global Listed Infrastructure Fund	0.75%

Information regarding the basis for the Board’s approval of the investment advisory relationship of the Funds is available in the Funds’ filing on Form N-CSR for the fiscal period ended March 31, 2026.

Expense Limitations and Waivers

The Adviser has contractually agreed to waive its fees and/or reimburse the Funds for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that each Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies (as determined under generally accepted principles, and any other class-specific expenses, such as shareholder servicing plan fee)) exceed the amounts shown below of each Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual

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expense limitation arrangement is expected to continue until at least July 29, 2027, after which the contractual agreement will be automatically extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust or upon termination of the Investment Management Agreement.

Fund	Expense Cap (as a percentage of average daily net assets)
First Sentier American Listed Infrastructure Fund	0.75%
First Sentier Global Listed Infrastructure Fund	0.75%*

*	Effective December 8, 2025. Prior to December 8, 2025, the Adviser charged the Fund a management fee of 0.85%.

Fund Recapture Arrangements

As the adviser to each Predecessor Fund, the Adviser had contractually agreed to limit each Predecessor Fund’s annual operating expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short, extraordinary expenses, and any other class-specific expenses, such as shareholder servicing plan fees) (the “Prior Expense Cap”). The Adviser was permitted to be reimbursed for fee reductions and/or expense payments made in the prior 36 months from the date the fees were waived and/or expenses were paid with respect to each Predecessor Fund. This reimbursement could be requested if the aggregate amount paid by a Predecessor Fund toward operating expenses for the class for such period (taking into account any reimbursement) did not exceed the lesser of the expense cap in effect at the time of waiver or the expense cap in effect at the time of reimbursement. Upon the closing of the Reorganization on November 3, 2025, any Predecessor Fund fees that had previously been waived or reimbursed by the Adviser which were eligible for recoupment became eligible for recoupment by the Adviser with respect to the applicable Fund(s).

As the adviser to each Fund, the Adviser has contractually agreed to limit each Fund’s annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short, extraordinary expenses, and any other class-specific expenses, such as shareholder servicing plan fees) (the “Expense Cap”). The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior 36 months from the date the fees were waived and/or expenses were paid with respect to each Fund. This reimbursement could be requested if the aggregate amount paid by a Fund toward operating expenses for the class for such period (taking into account any reimbursement) did not exceed the lesser of the expense cap in effect at the time of waiver or the expense cap in effect at the time of reimbursement.

The Adviser may recapture all or a portion of the amounts shown below no later than the dates as stated.

Fund	Date of Expiration				Total
	October 31, 2026	October 31, 2027	October 31, 2028	March 31, 2029
First Sentier American Listed Infrastructure Fund	$139,886	$239,112	$266,499	$103,570	$749,067
First Sentier Global Listed Infrastructure Fund	$128,088	$208,447	$268,630	$225,443	$830,608

Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 190 Middle St., Suite 301, Portland, Maine 04101, provides compliance services and financial controls services to the Funds.

Foreside Financial Services, LLC (the “Distributor”), 190 Middle St., Suite 301, Portland, Maine 04101 is the principal underwriter and distributor of the Funds. It is a Delaware limited liability company. The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group). See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

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Contractual Arrangements

The Trust enters into contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians, transfer agents, shareholder service providers and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended (“third party”) beneficiaries of those contractual arrangements.

The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts against the service providers, either directly or on behalf of the Funds.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Funds. Neither this prospectus, the SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.

The Funds are open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). When you buy and sell shares of the Funds, the price of the shares is based on the Funds’ net asset value (“NAV”) per share next determined after the order is received.

Shares

Calculating the Fund’s Net Asset Value (“NAV”)

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund. The NAV per share is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business.

Each Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by a Fund or a financial intermediary. Only purchase orders received in good order by a Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.

A purchase or redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

●	The account number (if issued) and Fund name;

●	The amount of the transaction, in dollar amount or number of shares;

●	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

●	Required signature guarantees, if applicable; and

●

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-811-6468 (toll free) or 312-557-3182 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.

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Customer Identification Program: Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. We also may ask to see your driver’s license or other identifying documents.

If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Valuing the Funds’ Assets

The market value of the Funds’ investments is determined primarily on the basis of readily available market quotations. The Funds are directed by the Board of Trustees to use various approved pricing services and market makers to determine the market value of securities. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. Dollar as provided by an independent pricing service approved by the Board of Trustees.

If market quotations for a security are not readily available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, acting through its Fair Value Committee, is responsible for valuing the Funds’ assets at their fair value according to policies approved by the Board of Trustees.

Other fair value situations could include, but are not limited to: (1) extremely illiquid securities in which there is no trading market and no broker coverage; (2) stale priced securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other security in which the Adviser, Fund Accountant or Fair Value Committee identify that the current price may not be reliable. If it has been determined that an event that has materially affected the value of a Fund’s securities has taken place, the Fair Value Committee will make a determination of the fair price for the impacted securities according to policies approved by the Board.

Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which the Funds buy securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though a Fund is closed. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Board has designated the Funds’ Adviser through its Fair Valuation Committee as the Funds’ “Valuation Designee” to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. The Adviser’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Adviser’s asset-based fees.

Share Class

Each Fund offers one class of shares through this Prospectus: Class I shares. Class I shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub-transfer agency fees”). There is a $1,000,000 minimum investment amount for Class I Shares. Class I shares are expected to bear certain expenses associated with sub-transfer agency fees, which amounts may vary between the Funds. Class I Shares are expected to bear certain expenses associated with sub-transfer agency fees, which amounts may vary between the Funds. If you purchase Class I shares, you will not pay a sales charge at the time of purchase or a 12b-1 fee, but you will pay shareholder services payments not to exceed ten basis points (0.10%) of each Fund’s average daily net assets. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds. Your financial intermediary can help you determine whether you are eligible to purchase Class I Shares.

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Eligible Class I share investors primarily include:

●	individuals and institutional investors with a minimum initial investment of $1,000,000;

●

employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

●	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

●	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

●

officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Funds and the Adviser, and its subsidiaries and affiliates;

●

Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

●	services relating to operating the program; and/or

●	Fund shares for purchase which require sub-transfer agency fees from the Fund.

●

Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

●	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

●	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

●	Other investors for which the Fund or the Distributor has pre-approved the purchase.

How to Buy Shares

You may purchase shares directly from a Fund or through your broker or financial intermediary on any business day a Fund is open, subject to certain restrictions described below. Shares of the Funds have not been registered for sale outside the United States. The Funds reserve the right to refuse investments from non-U.S. persons or entities. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. A Fund may accept or reject any purchase order. Your financial consultant, financial intermediary, or institution may charge a fee for its services, in addition to the fees charged by a Fund.

Investors may purchase a Fund’s shares by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail:

Standard

First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

Overnight

First Sentier Investors Funds
c/o The Northern Trust Company
333 S Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604;

or by calling us at 866-811-6468 (toll free) or 312-557-3182. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

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Investors can purchase shares by contacting any investment dealer authorized to sell a Fund’s shares. The minimum initial investment is $1,000,000 for each of the Funds. There is no minimum for subsequent investments in any Fund. All purchases made by check should be in U.S. dollars and made payable to the respective Fund. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Funds reserve the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for (i) investors who are customers of certain financial intermediaries that hold a Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Investment Adviser and the Investment Adviser’s affiliates, in each case at the discretion of the officers of the Funds. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Purchase requests received in good order by the Funds or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Funds in good order or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated above.

Purchases Through Financial Intermediaries

Shares of the Funds may also be available on certain brokerage platforms. An investor transacting in shares of the Funds through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in a Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

●	charge a fee for its services;

●	act as the shareholder of record of the shares;

●	set different minimum initial and additional investment requirements;

●	impose other charges, commissions or restrictions;

●	designate intermediaries to accept purchase and sale orders on a Fund’s behalf; or

●	impose an earlier cut-off time for purchase and redemption requests.

The Funds consider a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on a Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.

Fund Direct Purchases

You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866-811-6468 (toll free) or 312-557-3182 on days the Funds are open for business. You may invest in the following ways:

By Wire

To Open a New Account:

●	Complete a New Account Application and send it to:

First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:

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First Sentier Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

●	You must also call 866-811-6468 (toll free) or 312-557-3182 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

●

Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

To Add to an Existing Account:

●	Call 866-811-6468 (toll free) or 312-557-3182 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

●	Have your bank wire federal funds or an ACH transfer to:

The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201681000
Shareholder Account #(ex. FSI1096FFFAAAAAA where FFF is the Fund Number and AAAAAA is the account number)
Shareholder Name:

By Directed Reinvestment

Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

●	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

●	Reinvestments can only be directed to an existing Fund account.

Other Purchase Information

The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a Fund shareholder, the Funds reserve the right to redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred or money owed to the Funds. You also may be prohibited or restricted from making future purchases in the Funds.

Exchange Privilege

As a shareholder, you have the privilege of exchanging shares of one First Sentier Investors (US) LLC advised Fund for shares of other First Sentier Investors (US) LLC advised Funds in the Trust, without incurring any additional sales charges. However, you should note the following:

●	Exchanges may only be made between like shares classes;

●	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

●	Before exchanging into another First Sentier Investors (US) LLC advised Fund, read a description of the Fund in this Prospectus;

●

Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held subject to certain limitations on deductibility of losses;

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●

Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

●	If you did not decline telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and

●	The minimum exchange amount between existing accounts invested in the First Sentier Funds is $1,000.

●	This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders.

You may make exchanges of your shares between the First Sentier Investors (US) LLC advised Funds by telephone, in writing or through your Broker.

How to Redeem Shares

You may redeem all or part of your investment in a Fund on any day that the Funds are open for business, subject to certain restrictions described below. Redemption requests received by the Funds or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.

Redemptions Through a Financial Intermediary

If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from the Funds

If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

By Mail

Send a written request to:

First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:

Frist Sentier Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue

Attn: Funds Center, Floor 38
Chicago, IL 60604

The redemption request must include:

The number of shares or the dollar amount to be redeemed;

The Fund account number; and

The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

A Medallion Signature Guarantee (see below) also is required if:

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The proceeds are to be sent elsewhere than the address of record, or

The redemption is requested in writing and the amount is greater than $100,000.

By Wire

If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

Call the Transfer Agent at 866-811-6468 (toll free) or 312-557-3182 for instructions.

The minimum amount that may be redeemed by this method is $250.

By Telephone

Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

Call 866-811-6468 (toll free) or 312-557-3182 to use the telephone privilege.

If your account is already opened and you wish to add the telephone privilege, send a written request to:

First Sentier Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:

First Sentier Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions or other electronic instructions of any person acting on behalf of a Shareholder or Shareholder account for which telephone or other electronic services have been authorized that they reasonably believe to be genuine, valid and authorized or for any loss, damage, cost, or expenses in acting on such telephone or other electronic instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone or other electronic instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone or other electronic instructions, providing written confirmation of the transactions, and/or digitally recording telephone or other electronic instructions. The Funds may terminate the telephone or other electronic procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

Medallion Signature Guarantee

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.

An original Medallion Signature Guarantee is required if any of the following applies:

●	the redemption is requested in writing and the amount redeemed is greater than $100,000;

●	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

●	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

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●	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

●	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

If your written request is for redemption greater than $5 million, call 866-811-6468 (toll free) or 312-557-3182 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions

A Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, a Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, a Fund may suspend redemptions or postpone payment of redemption proceeds. A Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. Redemption-in-kind securities are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a Fund’s holdings and a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. Redemptions are taxable events whether redemption proceeds are paid in cash or in kind. As with any security, a shareholder will bear taxes on any capital gains from the shareholder’s sale of a security distributed by a Fund in a redemption-in-kind.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. A Fund may distribute investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either investment income or capital gain dividends.

Dividends are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive dividends in cash, distribution checks will only be issued for payments greater than $10.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $10.00. Uncashed distribution checks will be canceled and proceeds reinvested at the then-current NAV, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked “undeliverable” or (2) remain uncashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your election may also be changed so that all future distributions are reinvested rather than paid in cash unless you subsequently contact the Fund(s) and request to receive distributions by check. Interest will not accrue on uncashed distribution checks.

Frequent Purchases and Redemptions of Fund Shares

A Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. Because a Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem a Fund’s shares the next day when a Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.

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Excessive short-term trading may (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability for shareholders or a Fund. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believe they are acting in a manner that is in the best interests of shareholders.

Financial intermediaries may establish omnibus accounts with the Funds. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily are not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Funds’ market-timing policy with respect to customers identified by a Fund as having engaged in market timing.

The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of a Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Payments to Financial Intermediaries

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of a Fund and/or whose clients or customers hold shares of a Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

Taxes

The following discussion is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state, or local tax consequences. The following assumes that a Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax adviser.

Each Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation and would adversely affect shareholders’ investments in Fund shares.

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Taxation of Fund Distributions. The Funds intend to distribute all, or substantially all, of their net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments a Fund owned (or is deemed to have owned) for one year or less, that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income made to a non-corporate shareholder properly reported by a Fund as derived from “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder and the Fund meet certain holding period and other requirements.

Distributions are subject to U.S. federal income taxes as described herein whether received in cash or reinvested in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Distributions may also be subject to state and local taxes.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by the Funds, and net capital gains recognized on the sale, redemption or other taxable disposition of shares of a Fund.

Dividends declared by the Funds and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.

You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.

Redemption or Sale of Fund Shares. Selling or redeeming your Fund shares is a taxable event and may result in the recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” below for information about certain cost basis reporting obligations. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

Taxation of Certain Fund Investments. Investment income and proceeds received by the Funds from sources within foreign countries may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. The United States has entered into tax treaties with many foreign countries which may entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Funds in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income and similar foreign taxes paid or deemed paid by it. If a Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of such foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use

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such amount as a foreign tax credit against federal income tax (but not both). A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. It is anticipated that the Global Listed Fund will qualify to make such election; however, the Fund cannot be certain that it will be eligible to make such an election for a given year. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

In addition, the Funds’ investments in foreign securities may be subject to special tax rules that have the effect of increasing or accelerating a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

Backup Withholding. The Funds are required in certain circumstances to withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Funds with certain information and certifications or the shareholder is otherwise subject to backup withholding.

Foreign Shareholders. The Funds, which are offered for sale in the United States, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds.

Foreign shareholders invested in the Funds should consult with their tax advisers as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Funds will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires the Funds to report to shareholders and the IRS the cost basis and certain other related tax information on the sale of Fund shares acquired directly from the Funds on or after January 1, 2012 (“covered shares”). If you acquired and hold shares directly through the Funds and not through a financial intermediary, the Funds will use a first in, first out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. If you acquire and hold shares through a financial intermediary, such cost basis and other related tax information will be provided by your financial intermediary. Please consult your financial intermediary for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Please see the SAI for further information regarding certain U.S. federal income tax consequences of an investment in the Funds.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

Account Policies

Important Notice Regarding Delivery of Shareholder Documents. The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866-811-6468 (toll free) or 312-557-3182 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Responsibility for Fraud. First Sentier Investors and its service providers shall not be liable for any loss incurred by reason of accepting unauthorized transaction requests for your account if such provider reasonably believes the instructions to be genuine, valid, and authorized. In order to safeguard your account, you should keep all account information private and review all confirmation statements and other account-related communications as soon as you receive them. Contact us immediately if you suspect that someone has gained unauthorized access to your account or see something on your account that you do not understand or that looks unusual.

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Notice Regarding Unclaimed Property. Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable) or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 866-811-6468 (toll free) or 312-557-3182 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of the Funds for the past five years or since commencement of operations. Certain information reflects financial results for a single share. The financial highlights information for periods prior to November 1, 2025 represents the past financial information of each Fund’s respective Predecessor Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). Information presented in the tables below for the fiscal period ended March 31, 2026 has been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ filing on Form N-CSR. The information for the Predecessor Funds’ fiscal year ended October 31, 2025 and prior was audited by the independent registered public accounting firm of the Predecessor Funds, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ 2025 filing on Form N-CSR on January 6, 2026.

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American Listed Fund
For a share outstanding throughout each period

	Five Months Ended March 31,		Year Ended October 31,				Period Ended October 31,
	2026		2025	2024	2023	2022	2021*
Per share operating performance:
Net asset value, beginning of period	$10.74		$10.81	$8.54	$10.95	$12.12	$10.00
Income from investment operations:
Net investment income(a)	$0.11		$0.20	$0.21	$0.18	$0.23	$0.09
Net realized and unrealized gain (loss) on investment securities	1.10		0.34	2.33	(0.69)	(0.70)	2.03
Total from investment operations	$1.21		$0.54	$2.54	$(0.51)	$(0.47)	$2.12
Less distributions:
Distributions from net investment income	$(0.21)		$(0.21)	$(0.19)	$(0.24)	$(0.14)	$—
Distributions from net realized capital gains	(0.71)		(0.40)	(0.08)	(1.66)	(0.56)	—
Total distributions	$(0.92)		$(0.61)	$(0.27)	$(1.90)	$(0.70)	$—
Net asset value, end of period	$11.03		$10.74	$10.81	$8.54	$10.95	$12.12
Total investment return(b)	12.48	%(c)	5.31%	30.35%	(6.83)%	(4.23)%	21.20	%(c)
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$4,420		$3,963	$3,643	$2,542	$2,173	$5,469
Ratio of expenses to average net assets:
Before waiver/reimbursement	6.87	%(d)	7.93%	8.80%	10.15%	6.67%	6.45	%(d)
After waiver/reimbursement	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75	%(d)
Ratio of net investment income to average net assets:
Before waiver/reimbursement	(3.57	)%(d)	(5.22)%	(5.68)%	(7.37)%	(4.44)%	(4.36	)%(d)
After waiver/reimbursement	2.55	%(d)	1.96%	2.37%	2.03%	1.48%	1.34	%(d)
Portfolio turnover rate	29.74	%(c)	74.81%	82.30%	78.02%	73.76%	58.21	%(c)

*	For the period from December 29, 2020 (Commencement of Operations) to October 31, 2021.

(a)	Per share amount is based on average shares outstanding.

(b)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)	Not annualized for periods less than a year.

(d)	Annualized for periods less than one year.

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Global Listed Fund
For a share outstanding throughout each year

	Five Months Ended March 31,		Year Ended October 31,
	2026		2025	2024	2023	2022	2021
Per share operating performance:
Net asset value, beginning of period	$12.52		$11.66	$9.67	$10.49	$11.93	$10.24
Income from investment operations:
Net investment income(a)	$0.11		$0.26	$0.29	$0.24	$0.19	$0.19
Net realized and unrealized gain (loss) on investment securities	0.95		1.17	1.96	(0.55)	(0.90)	1.77
Total from investment operations	$1.06		$1.43	$2.25	$(0.31)	$(0.71)	$1.96
Less distributions:
Distributions from net investment income	$(0.27)		$(0.28)	$(0.26)	$(0.18)	$(0.21)	$(0.13)
Distributions from net realized capital gains	(0.65)		(0.29)	—	(0.33)	(0.52)	(0.14)
Total distributions	$(0.92)		$(0.57)	$(0.26)	$(0.51)	$(0.73)	$(0.27)
Net asset value, end of period	$12.66		$12.52	$11.66	$9.67	$10.49	$11.93
Total investment return(b)	9.04	%(c)	12.95%	23.64%	(3.51)%	(6.30)%	19.36%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$145,288		$141,283	$127,682	$102,673	$76,782	$70,588
Ratio of expenses to average net assets:
Before waiver/reimbursement	1.18	%(d)	1.15%	1.13%	1.17%	1.24%	1.30%
After waiver/reimbursement	0.80	%(d)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets:
Before waiver/reimbursement	1.67	%(d)	2.03%	2.39%	2.15%	1.49%	1.34%
After waiver/reimbursement	2.05	%(d)	2.23%	2.57%	2.37%	1.78%	1.69%
Portfolio turnover rate	25.37	%(c)	70.19%	64.63%	41.43%	43.81%	56.09%

(a)	Per share amount is based on average shares outstanding.

(b)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

(c)	Not annualized for periods less than a year.

(d)	Annualized for periods less than one year.

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Investment Adviser

First Sentier Investors (US) LLC
1290 Avenue of the Americas,
17th Floor, New York, NY 10104

Investment Sub-Adviser

First Sentier Investors (Australia) IM Ltd
Level 5, Tower Three International Towers Syndey
300 Barangaroo Avenue
Barangaroo NSW 2000, Australia

Custodian, Transfer Agent, Fund Accountant and Fund Administrator

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive,
Chicago, IL 60606-4301

Legal Counsel

Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199

Distributor

Foreside Financial Services, LLC
190 Middle St., Suite 301
Portland, Maine 04101

For Additional Information, call 866-811-6468 (toll free) or 312-557-3182

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PRIVACY NOTICE

The Funds collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

DATUM ONE SERIES TRUST

First Sentier American Listed Infrastructure Fund

First Sentier Global Listed Infrastructure Fund

The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on the Funds’ policies and operations. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders and on Form N-CSR, when issued. In the Funds’ annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Fund’ last fiscal year. Form N-CSR will include the Funds’ annual and semi-annual financial statements. The financial statements included in the Funds’ filing on Form N-CSR are incorporated by reference. The SAI is incorporated by reference into this prospectus, which means it is a part of this prospectus for legal purposes. You may get free copies of these materials, request other information about the Funds, or make shareholder inquiries by calling 866-811-6468(toll free) or 312-557-3182. The Funds’ SAI is available at: www.firstsentierfunds.com.

You may access reports and other information about the Funds on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811-23556.

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STATEMENT OF ADDITIONAL INFORMATION

July 29, 2026

Datum One Series Trust

First Sentier American Listed Infrastructure Fund
Class I Shares (FLIAX)

First Sentier Global Listed Infrastructure Fund
Class I Shares (FLIIX)

This Statement of Additional Information (“SAI”) contains additional information about the Funds listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated July 29, 2026, as supplemented or revised from time to time. The Funds are each a series of Datum One Series Trust (the “Trust”). The Funds are offered through a Prospectus, dated July 29, 2026, as amended or supplemented from time to time. The Funds’ financial statements are incorporated into this SAI by reference to the Funds’ most recent Form N-CSR filing.

Information for the Funds is as of the date noted. Investors may obtain free copies of the Funds’ Prospectus and annual and semi-annual reports, when available, free of charge by visiting the Funds’ website at www.firstsentierfunds.com, by writing to the Funds’ transfer agent, The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling 866-811-6468 (toll free) or 312-557-3182. This SAI contains information that may be useful to investors but which is not included in the Prospectus.

Trust History	1
Fund Classification	1
Capitalization and Share Classes	1
Investment Policies and Strategies	2
Investment Restrictions	14
Disclosure of Portfolio Holdings	16
Management of The Trust	17
Control Persons and Principal Holders of Securities	22
The Investment Adviser, Sub-Adviser and Administrator	23
Portfolio Managers	26
Brokerage Allocation and Other Practice	28
Marketing and Support Payments	30
Distribution of Trust Shares	30
Share Purchases and Redemptions	31
Determination of Net Asset Value	33
Redemptions in Kind	33
Taxes	34
Custodian	45
Transfer Agent	45
Independent Registered Public Accounting Firm	45
Code of Ethics	45
Proxy Voting Policies and Procedures	45
Legal Counsel	45
Shareholder Liability	46
Financial Statements	46
Appendix A	46

Trust History

This SAI describes the First Sentier American Listed Infrastructure Fund (the “American Listed Fund”) and the First Sentier Global Listed Infrastructure Fund (the “Global Listed Fund”, each a “Fund” and together the “Funds”), which are each a series of Datum One Series Trust (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 28, 2020. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. First Sentier Investors (US) LLC (the “Adviser”) serves as investment adviser to the Funds. First Sentier Investors (Australia) IM Limited serves as investment sub-adviser to the Funds.

Each of the Funds was reorganized into the Trust on November 3, 2025 following shareholder approval (the “Reorganization”). Each Fund commenced operations as of this date and assumed the financial and performance history of its corresponding predecessor fund, each a series of Advisors Series Trust bearing the same name as the Funds: the First Sentier American Listed Infrastructure Fund (the “American Listed Predecessor Fund”) and the First Sentier Global Listed Infrastructure Fund (the “Global Listed Predecessor Fund”, each a “Predecessor Fund” and together the “Predecessor Funds”). Each Fund assumed all of the assets and liabilities of its corresponding Predecessor Fund as part of the Reorganization. The Adviser also served as investment adviser to the Predecessor Funds. Each Predecessor Fund’s fiscal year end was October 31. Each Fund’s fiscal year end is March 31. Information provided in this SAI for each of the Funds for periods prior to the Reorganization is that of its corresponding Predecessor Fund.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

Fund Classification

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Listed Fund is a “diversified” investment company under the 1940 Act. The American Listed Fund is a “non-diversified” investment company under the 1940 Act.

Capitalization and Share Classes

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund described in this SAI currently offers one class of shares. Generally, expenses and liabilities incurred by or arising in connection with a particular series of the Trust or class of shares are allocated only to that series of the Trust or class of shares. Expenses and liabilities not incurred by or arising in connection with a particular class of a series of the Trust or series of the Trust are allocated in relation to the respective net asset value of each series of the Trust or on such other basis as the Trustees may in their discretion determine.

Shares of each series of the Trust entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each series of the Trust or class of shares when required by the 1940 Act or when the Trustees of the Trust have determined that the matter affects one or more series of the Trust or classes of shares materially differently. When a matter affects only the interests of one or more series of the Trust or classes of shares, only shareholders of those series of the Trust or classes of shares shall be entitled to vote on the matter. Shares have noncumulative voting rights in the election of Trustees. Shareholders have the right to call a meeting to remove Trustees. Shareholders also have the power to vote with respect to such additional matters relating to the Trust as may be required by the Trust’s Declaration of Trust, the Trust’s Bylaws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Under the Trust’s Declaration of Trust, the Trustees have the power and authority to, from time to time and without shareholder approval, (1) divide the shares of any series into two or more classes, (2) divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class, and (3) combine the shares or two or more classes of any series into a single class, or combine the shares of two or more series into a single series. Shares have no preemptive or subscription rights and are transferable. Shares are entitled to dividends as declared by the Trust and approved by the Trustees of the Trust, and if a Fund were liquidated, holders of each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.

Pursuant to the Trust’s Declaration of Trust, the Trust has the right, at its option, to redeem Fund shares held by a shareholder at any time at the net asset value thereof: (i) if at such time such shareholder owns fewer shares of any series or class than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees; (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; (iv) if such shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of shares by a shareholder is not in the best interests of the remaining shareholders of the Trust or of the applicable series or class.

Investment Policies and Strategies

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, the Funds may employ other investment practices and may be subject to additional risks, which are described below. The Funds are not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Funds. Unless otherwise stated herein, all investment policies and restrictions of the Funds may be changed by the Board of Trustees without notice to shareholders or shareholder approval. In addition, the Funds may be subject to restrictions on their ability to utilize certain investments or investment techniques. Unless otherwise noted, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

Diversification

The Global Listed Fund is diversified. This means, among other things, that as to 75% of the Fund’s total assets (1) no more than 5% may be in the securities of a single issuer, and (2) it may not hold more than 10% of the outstanding voting securities of a single issuer.

Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security. This means that, as to 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified mutual fund under applicable federal securities laws.

Non-Diversification of Investments

The American Listed Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities) of more than 25% of the value of the Fund’s total assets. In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected.

Percentage Limitations

Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, a Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.

The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below:

Equity Securities

Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which a Fund may invest. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stocks. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. Preferred stock generally does not carry voting rights. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. Each Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants. Each Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone. An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Small- and Medium-Sized Companies

To the extent a Fund invest in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Investment Companies

Each Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, subject to the limitations set forth in the 1940 Act. Each Fund may invest in money market mutual funds in connection with its management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds becomes a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Funds’ own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

The SEC recently adopted revisions to the rules permitting Funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to Fund of Funds arrangements. While new Rule 12d1-4 permits more types of Fund of Fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired Funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act. The provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a fund and all affiliated persons of a fund; and (ii) a fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to a Fund of Funds (e.g., 8.5%). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of money market funds purchased by the Fund, whether or not for temporary defensive purposes, provided that the Fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in an amount necessary to offset any sales charge, distribution fee or service fee).

Exchange-Traded Funds. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since a Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Funds will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund will invest will be listed on a national securities exchange and a Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV per share. As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. A Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Foreign Investments

The Funds may make investments in securities of non-U.S. issuers (“foreign securities”).

Depositary Receipts. The American Listed Fund reserves the right to invest up to 20% of its net assets in American Depositary Receipts (“ADRs”). The Global Listed Fund reserves the right to invest up to 75% of its net assets in ADRs.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, a Fund will be exposed to additional credit risk.

Foreign Currency Transactions (Global Listed Fund)

The Fund may invest in foreign currency exchange transactions. Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR’s underlying portfolio securities denominated in that currency. Such changes will affect a Fund to the extent that a Fund is invested in ADRs comprised of foreign securities.

To the extent a Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Global Listed Fund’s foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Global Listed Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Taxes. The interest and dividends payable to a Fund on certain of a Fund’s foreign securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to Fund shareholders. A Fund may not be eligible to, or may elect not to, pass through to its shareholders any tax credits or deductions with respect to such foreign withholding or other taxes.

In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Brexit. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (the “EU”) (commonly referred to as “Brexit”) and, after a transition period, the UK left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The agreement governs the relationship between the UK and EU with respect to trading goods and services, but that agreement does not include an agreement on financial services, and it is unlikely that such agreement will be concluded. Moreover, the UK government has started a program of financial services law reform with the ultimate aim of repealing many EU financial services laws that were assimilated into UK law from January 1, 2021, and replacing them with legislation or rules made by the UK government or financial services regulators. Accordingly, uncertainty remains in certain areas as to the future relationship between the UK and the EU. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could continue to include, among others, business and trade disruptions, volatility and illiquidity, and lower economic growth of markets in the UK, EU and globally, which could negatively impact the value of a Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Emerging Markets (Global Listed Fund)

The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Russia/Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. In February 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, the European Union, the United Kingdom, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil imports from Russia by the end of 2022. The United States, the European Union, the United Kingdom, and their global allies may impose additional sanctions or other intergovernmental actions against Russia in the future, but Russia may respond in kind by imposing retaliatory economic sanctions or countermeasures. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

Stapled Securities

A Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another, a unit in a trust related to the company and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The characteristics and value of a stapled security are influenced by both underlying securities. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and each Fund will bear a proportionate share of those expenses.

Limited Partnerships and Master Limited Partnerships (Global Listed Fund)

The Fund may invest in publicly traded limited partnerships and Master Limited Partnerships (“MLPs”). MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Initial Public Offerings

Each Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as brokerage commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Derivatives

Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

A Fund investing in derivatives will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by a Fund as well as the clearing broker and clearing houses through which the Fund maintains its futures, exchange-listed and other cleared derivatives. If a counterparty (including a clearing broker or clearing house) becomes bankrupt or otherwise fails to perform its obligations, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

U.S. and non U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act have resulted in, and may in the future result in, substantial regulation of derivative instruments and a Fund’s use of such instruments. Such regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish mandatory clearing, margin, and reporting requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its portfolio managers might otherwise choose. Regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.

The U.S. Commodity Futures Trading Commission (“CFTC”), certain foreign regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals, and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with the speculative limits. Thus, even if the Funds do not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser or Sub-Adviser and their affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser or Sub-Adviser may have to be modified and positions held by the Funds liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Funds. A violation of position limits could also lead to regulatory action materially adverse to the Funds’ investment strategy. The Funds may also be affected by regimes of the European Union and United Kingdom that impose position limits on its trade of commodity derivative contracts.

Rule 18f-4 under the 1940 Act regulates registered investment companies’ use of derivatives and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires that funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

Each of the Funds is classified as a limited derivatives user under Rule 18f-4 under the 1940 Act. As a limited derivatives user each Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by a Fund without a shareholder vote.

The Funds are operated by the Adviser, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) with respect to the Funds pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, the Adviser (with respect to each Fund) is not subject to registration or regulation as a “commodity pool operator,” under the CEA. To remain eligible for the exclusion, the Funds will be limited in their ability to use or otherwise gain exposure to certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (collectively “commodity interests”). In the event that the Funds’ exposure to commodity interests is not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to the Funds. The Funds’ ability to invest in commodity interests is limited by the Adviser’s intention to operate the Funds in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Funds’ total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Funds, the Funds’ expenses may increase, adversely affecting a Fund’s total return.

Risks of Derivatives — While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Derivative Management Risk — If the Adviser incorrectly predicts stock market, interest rate or other market trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.

When-Issued Securities

Each Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s NAV. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date the Funds purchases an illiquid investment. It is possible that the Funds’ holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions. Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to a Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under a Fund’s liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict a Fund’s ability to conduct transactions in those securities.

Borrowing

The Funds may be permitted to borrow for temporary purposes, for investment purposes and to more efficiently manage the portfolio. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Funds may enter into, and make borrowings for temporary purposes related to the redemption of shares, including under a credit agreement with third-party lenders or the custodian. Such borrowings will be allocated among the series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money from a bank, the Funds may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings, but for which a Fund may not have to have 300% asset coverage.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Funds to another party, such as a bank or broker-dealer, coupled with their agreement to repurchase the security at a specified time and price. Under a reverse repurchase agreement, the Funds continue to receive any principal and interest payments on the underlying asset during the term of the agreement. Such transactions can be advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash.

The Funds also may engage in simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying asset pending settlement of a Fund’s repurchase of the underlying asset.

Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Funds may decline below the repurchase price of the securities that the Funds sold and are obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. To the extent permitted by applicable law, reverse repurchase agreements, dollar rolls, sale-buybacks and other similar instruments and transactions will not be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Certain trading practices and investments, such as reverse repurchase agreements and similar financing transactions, may be considered to be borrowings or involve leverage and thus are subject to certain relevant Investment Company Act restrictions. In accordance with Rule 18f-4, when a Fund engages in reverse repurchase agreements and similar financing transactions, a Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Derivatives” above.

Short-Term, Temporary, and Cash Investments

Each Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. A Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, a Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Special Risks Related to Cyber Security.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Funds or their adviser, custodians, transfer agent, and/or other third-party service providers may adversely impact a Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Funds to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Funds inaccessible or inaccurate or incomplete. The Funds also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks.

Large Transactions Risk.

To the extent a large proportion of the shares of a Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of a Fund to conduct its investment program. For example, they could require a Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. In addition, a Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case a Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. A Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause a Fund to experience large redemptions, such as changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Please refer to “Frequent Purchases and Redemptions of Fund Shares” for additional information.

Artificial Intelligence Risk.

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.

Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform intellectual tasks that a human can do and includes generative artificial intelligence. Generative artificial intelligence is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the generative artificial intelligence model or tool to produce output. In addition, some software uses generative artificial intelligence to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The Adviser, the Funds and the issuers in which they invest, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating and investment activities. Actual usage of such artificial intelligence will vary. While the Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. Additionally, the use of artificial intelligence could impact the market as a whole, including through the use of artificial intelligence by malicious actors for market manipulation, fraud and cyberattacks. The use of artificial intelligence may face regulatory scrutiny in the future, which could limit the development of artificial intelligence and impede the growth of companies that develop and use artificial intelligence.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Adviser, a Fund or the issuers in which it invests, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.

Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of a Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

Fundamental Policies: The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for each Fund.

1.

A Fund may not issue any class of securities which is senior to a Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.	A Fund may borrow money to the extent permitted by applicable law from time to time.

3.

A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

4.

A Fund may not purchase any security if as a result 25% or more of a Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries, except that a Fund will invest over 25% of its net assets in the securities issued by companies operating in the infrastructure industry (for purposes of this restriction, bank loans and loan participations will be considered investments in the industry of the underlying borrower, investment companies are not considered to constitute an industry, and derivatives counterparties are not considered to be part of any industry).

5.

A Fund may make loans, including to affiliated investment companies, except to the extent a Fund is prohibited from doing so by applicable law. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. A Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6.	A Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.

A Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. A Fund may (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of the Funds’ fundamental policy number 4, the Adviser will, on behalf of the Funds, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, the Funds consider an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. However, the Funds do look through each mortgage-backed and asset-backed security to examine the security’s underlying collateral to determine and monitor industry exposure. For purposes of the Fund’s policies (including the Fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Non-Fundamental Policies:

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions — Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

The Funds’ investment objectives are non-fundamental and may be changed by a vote of the Board of Trustees, without shareholder approval. In addition, the 80% investment policies described below are non-fundamental and may be changed by the Board of Trustees without shareholder approval with 60 days’ advance notice to shareholders:

American Listed Fund: Under normal circumstances, the American Listed Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on a U.S. stock exchange.

Global Listed Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly traded equity securities of infrastructure companies listed on an exchange, throughout the world including emerging markets and the United States.

Other Information Regarding Investment Restrictions and Policies:

Fundamental Policies (1) through (3) and (5) through (7), as numbered above, limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent limited by applicable law, as that law changes from time to time. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by the Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change. The additional information set forth below regarding the Fund’s investment restrictions is not deemed to be part of the Fund’s investment restrictions and are not fundamental policies of the Fund. No shareholder vote will be required or sought if the information below is changed or when changes in statute, rules, regulations or orders (or if applicable, interpretations) change and such changes permit or require a resulting change in practice.

With respect to Fundamental Policy number 1, the ability of a fund to issue senior securities is circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Under the 1940 Act, a “senior security” does not include (i) any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed or (ii) any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to Fundamental Policy number 2, each Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the Commission to constitute a form of borrowing under the 1940 Act (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies.

With respect to Fundamental Policy number 3, this restriction would permit the underwriting of securities to the extent permitted under the 1940 Act.

With respect to Fundamental Policy number 5, under the 1940 Act, the Fund may not make loans to persons who control or are under common control with the Fund.

With respect to Fundamental Policy number 6, this restriction would permit investment in commodities to the extent permitted under the 1940 Act. Commodities may be deemed to include any commodities contracts (including those with underlying bulk goods, such as grains, metals and foodstuffs), futures contracts and related options, options, and forward contracts. The 1940 Act does not directly limit the Funds’ ability to invest directly in physical commodities. However, the Funds’ direct and indirect investments in physical commodities may be limited by a Fund’s intention to qualify as a RIC, the Fund’s investment strategy, and other regulatory requirements. While each Fund does not intend to invest in commodities, the Funds may invest in certain derivatives that are regulated by the CFTC for the purpose of hedging currency or interest rate risk.

With respect to Fundamental Policy number 7, this restriction would permit the purchase, sale, or holding of real estate to the extent permitted under the 1940 Act. Real estate-related instruments include REITs, commercial and residential mortgage-backed securities, and real estate financings.

Other than the Funds’ 80% investment policies pursuant to the requirements of Rule 35d-1 under the 1940 Act, all percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Funds’ limitations or requirements. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

It is contrary to the current policy of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of a Fund’s net assets in securities which are determined to be illiquid by the Funds’ Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Funds are required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Illiquid investments are generally investments that the Funds cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. A Fund will not invest more than 15% of its net assets in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in a Fund’s investments.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and each Fund seeks to qualify and be eligible for treatment each year as a regulated investment company (“RIC”) under Subchapter M of the Code.

Compliance with the requirements of the 1940 Act and other applicable law as well as each Fund’s desire to qualify and be eligible for treatment each year as a RIC may limit a Fund’s ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which the Funds may trade. Other accounts managed by the Adviser may invest and perform differently because they may not be subject to the same laws and restrictions as the Funds.

Disclosure of Portfolio Holdings

Through filings made with the SEC on Form N-CSR, the Funds make their full portfolio holdings publicly available to shareholders on a semi-annual basis. The Funds normally make such filings on or around the sixtieth day following the end of the Funds’ second and fourth fiscal quarters. The Funds transmit their complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in the Fund’s Form N-CSR filing.

In addition to filings made with the SEC, the Funds intend to make their full portfolio holdings as of the end of each calendar quarter available on the Funds’ website at www.firstsentierfunds.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that the Funds’ portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

On a quarterly basis, the complete schedule of the Funds’ portfolio holdings will be filed with the SEC on Form N-PORT and made publicly available. These schedules are available on the SEC website at www.sec.gov and on the Fund’s website at www.firstsentier.com.

Policies and Procedures. The Trust has adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings. The Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include Fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Funds nor any service provider to the Funds may disclose material information about the Funds’ holdings, trading strategies implemented or to be implemented in the Funds or about pending transactions in the Funds to other third parties except that information about portfolio holdings may be available to such third parties: (i) by providing a copy of the Funds’ latest Form N-CSR filing or the Funds’ latest Form N-PORT; (ii) in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or (iii) when the Funds have a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Funds’ Chief Compliance Officer (“CCO”), who will review the arrangement together with the Funds’ President to determine (i) whether the arrangement has a legitimate business purpose, (ii) whether the arrangement is in the best interests of the Funds’ shareholders, (iii) whether the information will be kept confidential, (iv) whether sufficient protections are in place to guard against personal trading based on the information, and (v) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Funds’ investment adviser, or any affiliated person of the Funds or the investment adviser. Such disclosures of portfolio holdings information shall be authorized in writing by the Funds’ CCO and President and shall be reported periodically to the Board by the Funds’ CCO. In no event shall such information be disclosed for compensation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser, disclosure to a performance reporting bureau or to a rating agency for use in developing a rating. Examples of instances in which selective disclosure is not appropriate include disclosure to assist a party in deciding when to buy or sell or hedge a position in the Funds or in securities held or under consideration for purchase by the Funds.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

Management of The Trust

Board Leadership Structure. The Board of Trustees consists of four Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. Lloyd Wennlund, is an Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Funds and may also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established two standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Governance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Adviser and Administrator in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board is conducted through the Committees, the asset classes in which the Funds invest, and the management and other service arrangements of the Funds. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight. The Funds have retained the Adviser to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from the Funds’ investments. The Board oversees the performance of these functions by the Adviser. The Board expects to receive from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Adviser and Administrator reports regarding the sale of the Funds’

shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Funds’ investment operations to receive reports regarding the portfolio management of the Funds, their performance, and their investment risks.

The Board has appointed a CCO. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (the “Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board of Trustees. The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Datum One Series Trust c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, Attn: Board of Trustees, Datum One Series Trust.

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/March, 2020 to present	Advisory Board Member, MGX Beverage Group 2019 to present; Independent Contractor, 2018 to present.	12	Amalgamated Financial Corporation and Amalgamated Bank, 2021 to present.
Patricia A. Weiland Year of Birth: 1959	Trustee	Indefinite/March, 2020 to present	Independent Contractor, January 2024 to present; Consultant, PAW Consulting LLC, 2014 to 2022.	12	None.
Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/March, 2020 to present	Independent Contractor, June 2017 to present.	12	Calamos Funds (75 Funds), 2018 to present.

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns(1) Year of Birth: 1976	Trustee	Indefinite/ March, 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	12	None

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address* and Year of Birth of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March 2020 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company 2007 to 2018.

Gregory T. Mino Year of Birth: 1971	Vice President	Indefinite / December 2023 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2024 to present; Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2020 to 2024.

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/August 2022 to present	Senior Principal Consultant, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2016 to present.
Tracy L. Dotolo Year of Birth: 1976	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite/March 2020 to present	Director, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2016 to present.
Stefania C. Suciu Year of Birth: 1979	Secretary	Indefinite/June 2025 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2015 to present.

Name, Address* and Year of Birth of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/ June 2025 to present

Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023.

*	Each Officer may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

JoAnn Lilek – Ms. Lilek is an experienced corporate board director and executive for both public and private companies. She brings substantial experience in the financial services industry. She currently serves as a Qualified Audit Committee Financial Expert and audit committee chair of a publicly traded bank holding company.

Patricia Weiland – Ms. Weiland brings substantial experience in the financial services industry, having served as an executive officer to a financial services firm. She has experience with mutual funds, compliance and fund governance, operations, banking, wealth management, and trust services working in an executive capacity.

Lloyd Wennlund – Mr. Wennlund is a financial services executive with expertise in all aspects of asset management and broker-dealer functions. He brings extensive experience with respect to the operation of investment funds. He has served in key leadership roles, including as an independent director to a global asset management firm.

Interested Trustees:

Ryan Burns – Mr. Burns brings substantial experience in the financial services industry. He currently serves as the Head of Global Fund Services (Americas) for The Northern Trust Company.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Ms. Lilek. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and the Adviser and its affiliates and the possible effect of those services on the independence of those accountants. During the fiscal year ended March 31, 2026 the Audit Committee held 2 meetings.

Governance Committee. The Governance Committee is composed of all of the Independent Trustees of the Trust and is responsible for oversight of the governance of the Funds. The Governance Committee will make nominations for independent trustee membership on the Board when necessary and consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A, review periodically Board governance practices and procedures and, as well as, the responsibilities and charters of each committee of the Board. Ms. Weiland serves as Chair of the Governance Committee. During the fiscal year ended March 31, 2026 the Governance Committee held 1 meeting.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust as of December 31, 2025, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
“Independent” Trustees
JoAnn S. Lilek	None	None
Patricia A. Weiland	None	$1-$10,000
Lloyd A. Wennlund	None	Over $100,000
“Interested” Trustee
Ryan D. Burns	None	None

To the Trust’s knowledge as of a recent date, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment Adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment Adviser or principal underwriter of the Trust.

Trustees’ Compensation

The Independent Trustees receive an annual retainer of $100,000 divided into four quarterly payments for their services as Independent Trustees of the Trust. The retainer includes six meetings per year and, after six meetings, the Independent Trustees are paid $2,500 for each additional meeting.

The following table sets forth the compensation paid to the Independent Trustees for the fiscal year ended March 31, 2026. The Trust has no retirement or pension plans. Trustees who are deemed “Interested Trustees” of the Trust and the officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Adviser, Northern Trust, Foreside, or its affiliates.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Trust and Fund Complex to be Paid to Trustee
JoAnn S. Lilek	$14,590	$105,000
Patricia A. Weiland	$14,590	$105,000
Lloyd A. Wennlund	$14,912	$106,250
Ryan D. Burns	$0	$0

The Declaration of Trust provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to, amounts reasonably incurred in connection with the defense or disposition of any threatened, pending or contemplated action, suit or other proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal before any court or administrative or legislative or other body, in which they may be or may have been involved as a party or otherwise, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of their offices with the

Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they (i) have not acted in good faith, (ii) not to have acted in the reasonable belief that their actions were in or not opposed to the best interests of the Trust (iii) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (iv) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Additional Information

The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ Adviser, custodian, transfer agent and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This SAI has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of the Funds. Neither the Prospectus, this SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Control Persons and Principal Holders of Securities

The Funds reorganized on November 3, 2025. Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act.

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s Fundamental policies or the terms of the Investment Advisory Agreement with the Adviser.

As of June 30, 2026, the officers and trustees of the Trust as a group beneficially owned no shares of the Funds.

As of June 30, 2026, the persons listed below owned beneficially or of record 5% or more of a Fund’s outstanding shares.

Global Listed Fund

Name and Address	% Ownership
CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	98.02%

American Listed Fund

Name and Address	% Ownership
US BANK NA CUST RANDY G PAAS IRA ROLLOVER 1901 WHITEWOOD RIDGE DR LOUISVILLE KY 40245-4397	62.00%
MAILCODE BD1N - ATTN MF C/O RELIANCE TRUST COMPANY WI MARIL & CO FBO SG 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	27.40%
BACHAR BEAINI 56 7TH AVE APT 19H NEW YORK NY 10011-6666	5.67%

The Investment Adviser, Sub-Adviser and Administrator

First Sentier Investors (US) LLC, located at 1290 Avenue of the Americas, 17th Floor, New York, NY 10104, acts as investment adviser to the Funds pursuant to an investment management agreement (the “Investment Management Agreement”) with the Trust. The Adviser is 100% owned by the Mitsubishi UFJ Financial Group, Inc., therefore the Mitsubishi UFJ Financial Group, Inc. is a control person of the Adviser.

First Sentier Investors (Australia) IM Ltd, located at Level 5, Tower Three International Towers Sydney, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia, serves as sub-adviser to the First Sentier American Listed Infrastructure Fund and the First Sentier Global Listed Infrastructure Fund pursuant to a separate sub-advisory agreement (the “Sub-Investment Management Agreement”) with the Adviser. First Sentier Investors (Australia) IM Ltd is an affiliate of the Adviser. First Sentier Investors (Australia) IM Ltd is 100% owned by the Mitsubishi UFJ Financial Group, Inc., therefore the Mitsubishi UFJ Financial Group, Inc. is a control person of First Sentier Investors (Australia) IM Ltd.

Investment Management Agreement. Under the Investment Management Agreement the Adviser, at its expense, provides the Funds with investment advisory and related services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Funds, and in addition, at its expense, provides the Funds with certain services necessary for the operation of the Funds.

The Investment Management Agreement has been approved by the Board, including the Independent Trustees and by the initial shareholder of the Funds. Information regarding the basis for the Board’s approval of the Investment Management Agreement is available in the Funds’ filing on Form N-CSR for the fiscal period ended March 31, 2026.

Management Fees. Under the Investment Management Agreement, the Adviser is required to provide the Funds with a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents, in the Funds, in accordance with the investment objective, policies and restrictions of the Funds, and to determine, for the Funds, what securities and other investments shall be purchased, retained or sold, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish.

For the services provided to the Funds under the Investment Management Agreement, the Funds pay the Adviser a monthly fee based on a Fund’s average daily net assets as shown below.

Fund	Advisory Fee (as a percentage of average daily net assets)
American Listed Fund	0.75%
Global Listed Fund	0.75%

The Adviser oversees the investment advisory services provided to the Funds. Pursuant to the Sub-Investment Management Agreement, and under the supervision of the Adviser and the Board, First Sentier Investors (Australia) IM Ltd is responsible for the day-to-day investment management of the Funds. First Sentier Investors (Australia) IM Ltd is compensated by the Adviser from the management fees paid to the Adviser.

The amounts paid to First Sentier Investors (Australia) IM Ltd are based on the Adviser’s internal transfer pricing policy (discussed below). The percentage of compensation First Sentier Investors (Australia) IM Ltd receives from the Adviser will be approximately 0.75% of the Funds’ average daily net assets, but is subject to adjustment according to the Adviser’s transfer pricing methodology and therefore is subject to change.

The Adviser is part of a multi-national business which is required to apportion net profit or loss before tax among the countries where it conducts business in a manner that fairly reflects where the effort giving rise to the profit or loss takes place. This is called “transfer pricing” and is required to ensure that the Adviser and its affiliates pay appropriate taxes in countries where they conduct business. On a regular basis (quarterly or monthly) the Adviser analyzes the total revenues of the group of companies and apportions it among the various entities in the group based on a methodology that has been recommended by external auditors to comply with relevant tax regulations.

Currently the method of apportionment used is the “proportional weighted effort method.” This method uses remuneration of the individuals providing the service as a proxy for effort (the highest earner being 1 unit of effort and all others being a proportion of that). Revenue is apportioned around the jurisdictions by calculating the total effort spent on each Fund and then applying this by individuals’ locations. Based on the percentages calculated, the entity that has contracted with the Fund (client) will then pay out a portion of its revenue to the other jurisdictions.

After an initial two-year period, the Investment Management Agreement and Sub-Investment Management Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Investment Management Agreement and Sub-Investment Management Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement and Sub-Investment Management Agreement may be terminated at any time, without penalty, by either party to the Investment Management Agreement and Sub-Investment Management Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Expense Limitations and Waivers. The Adviser has contractually agreed to waive its fees payable under the Investment Management Agreement (but not below zero) and/or reimburse the Funds for certain other expenses (including, but not limited to, organizational and offering costs), to the extent that a Fund’s Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies, and any other class-specific expenses, such as shareholder servicing plan fees (as determined under generally accepted principles)) exceed the amounts shown below of a Fund’s average daily net assets. Under the Expense Limitation Agreement, the Adviser may recoup any amounts waived or reimbursed within 36 months following the waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of recoupment or the expense limitation in place at the time of the initial waiver and/or reimbursement. The contractual expense limitation arrangement is expected to continue until at least July 29, 2027, and will automatically be extended for one year periods unless the Adviser provides written notice of its intention to terminate the contractual arrangement. The arrangement may only be terminated earlier by the Board of Trustees of the Trust, or upon termination of the Investment Management Agreement.

Fund	Expense Cap (as a percentage of average daily net assets)
American Listed Fund	0.75%
Global Listed Fund	0.75%*

*	Effective December 8, 2025. Prior to December 8, 2025, the Adviser charged the Fund a management fee of 0.85%.

Advisory fees, waiver and expense reimbursements/(recoupment) for each Fund for the fiscal period November 1, 2025 through March 31, 2026 and each Predecessor Fund for the last three fiscal years ended October 31 were as follows:

	Fiscal Period November 1, 2025 - March 31, 2026*
	Fees Earned	Fees Waived/ Reimbursed	Advisory Fee Recouped by FSI
American Listed Fund	$12,696	$103,570	$0
Global Listed Fund	$450,833	$225,443	$0

*	As part of the Reorganization, the fiscal year end of the Funds was changed from October 31 to March 31.

	Fiscal Year Ended October 31, 2025			Fiscal Year Ended October 31, 2024
	Fees Earned	Fees Waived/ Reimbursed	Advisory Fee Recouped by FSI	Fees Earned	Fees Waived/ Reimbursed	Advisory Fee Recouped by FSI
American Listed Predecessor Fund	$27,852	$27,852	$0	$22,280	$22,280	$0
Global Listed Predecessor Fund	$1,002,754	$268,630	$0	$897,841	$208,447	$0

	Fiscal Year Ended October 31, 2023
	Fees Earned	Fees Waived/ Reimbursed	Advisory Fee Recouped by FSI
American Listed Predecessor Fund	$18,847	$18,847	$0
Global Listed Predecessor Fund	$745,504	$213,175	$0

The Adviser makes available to the Trust, without additional expense to the Trust, investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Adviser will pay all expenses incurred by it in connection with its activities. A Fund is responsible for all of its other expenses, which may include all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities and other investments for its own account. A Fund shall pay its pro rata share of expenses of its operation related to the following: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its, transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses in determination of daily price computations; all charges of legal counsel and of independent accountants; all compensation of independent Trustees and all expenses incurred in connection with their services to a Fund; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of a Fund or of the Board of Trustees; all expenses of shareholder meetings; all expenses of typesetting of each Fund’s prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other similar taxes; all expenses of printing and mailing certificates for shares of a Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all expenses of qualifying and maintaining qualification of shares of a Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; and all expenses of maintaining the registration of the Trust under the 1933 Act and the 1940 Act.

The Investment Management Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder for any act or inaction of the Adviser relating to any event whatsoever, in the absence of bad faith, willful misfeasance or negligence, in the performance of, or the reckless disregard of, its duties or obligations.

The Investment Management Agreement may be terminated as to a Fund at any time (i) on 60 days’ written notice or (ii) upon material breach by a party of any representations or warranties set forth in the Investment Management Agreement, if such breach has not been cured within 20 days after written notice of such breach, in each case without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund) or by the Adviser. The Trust may terminate the Investment Management Agreement immediately if, in the reasonable judgment of the Trust, the Adviser becomes unable to discharge its duties and obligations under the agreement, including circumstances such as insolvency of the Adviser or other circumstances that could adversely affect the Funds. The Investment Management Agreement will immediately terminate in the event of its assignment.

Administrative Services. The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides Fund accounting and administrative services necessary for the operation of the Funds. The Administrator provides the Funds with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon at least ninety days prior written notice to the other party.

The Administration Fees paid by each Fund to the Administrator for the fiscal period November 1, 2025 through March 31, 2026, and each Predecessor Fund to U.S. Bank Global Fund Services, the Predecessor Funds’ administrator, for the last three fiscal years ended October 31, are set forth in the table below:

Fiscal Period November 1, 2025 - March 31, 2026*
American Listed Fund	$30,335
Global Listed Fund	$45,236

*	As part of the Reorganization, the fiscal year end of the Funds was changed from October 31 to March 31.

	First Year Ended October 31, 2025	First Year Ended October 31, 2024	First Year Ended October 31, 2023
American Listed Predecessor Fund	$118,310	$111,078	$108,619
Global Listed Predecessor Fund	$168,425	$129,298	$121,502

Portfolio Managers

Other Accounts Managed. The following tables provide information about Funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026. The Funds are not included in the “Registered Investment Companies” total.

Andrew Greenup

First Sentier American Listed Infrastructure Fund
First Sentier Global Listed Infrastructure Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	$845,967,337	$0
Other Pooled Investment Vehicles	7	0	$3,408,253,225	$0
Other Accounts	4	0	$720,630,043	$0

Jessica Jouning

First Sentier American Listed Infrastructure Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	0	0	$0	$0
Other Accounts	0	0	$0	$0

Peter Meany

First Sentier Global Listed Infrastructure Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	$845,967,337	$0
Other Pooled Investment Vehicles	8	0	$3,481,761,717	$0
Other Accounts	4	0	$720,630,043	$0

Edmund Leung

First Sentier Global Listed Infrastructure Fund

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	3	0	$845,967,337	$0
Other Pooled Investment Vehicles	7	0	$3,408,253,225	$0
Other Accounts	4	0	$720,630,043	$0

Material Conflicts of Interest.

Throughout this section entitled “Material Conflicts of Interest,” “Adviser” refers to both the Adviser, First Sentier Investors (Australia) IM Ltd, and First Sentier Investors (UK) IM Limited with respect to the Funds.

The following summarizes the policies of the Adviser for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Adviser has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Adviser seeks to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Adviser conflicts with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Adviser conflicts with those of another of the Adviser’s clients (client vs. client conflicts). The Adviser has policies and arrangements in place to identify and manage conflicts of interest that may arise between the Adviser and its clients or between the Adviser’s different clients. The Adviser has a policy of independence that requires the Adviser’s staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

The Adviser places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of the Adviser conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions. The Adviser acts as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Adviser may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Adviser’s remuneration based thereon, the Adviser will at all times have regard to its obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal. The Adviser may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Adviser’s return on investment in a client fund will be determined by reference to the investment decisions the Adviser makes for such client fund. The Adviser’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments. Certain directors and employees of the Adviser or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments. The Adviser may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments. Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Adviser’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Adviser’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients. The Adviser may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Adviser or an affiliated company is the manager or investment manager (for example for a Fund of Funds).

The Adviser may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Adviser determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice. In providing the above set of principles through which the Adviser intends to manage any potential conflicts of interest, the Adviser intends that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Adviser makes no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Adviser and any client.

Portfolio Manager Compensation. The portfolio manager’s compensation is comprised by the following three constitute parts:

1.	Base salary: Salaries are reviewed annually using the McLagan salary survey to ensure it remain competitive within the industry.

2.

Bonus (short-term incentive payment): The bonus is an annual award paid in cash. It is almost entirely quantitative in nature and is based on investment performance of client portfolios, measured over three- and five-year rolling periods, reflective of the investment teams longer-term investment approach. The portfolio manager is not only remunerated on the performance of portfolios for which he has specific responsibility relative to the benchmark, but also on the collective performance of the broader team portfolios (through the use of a composite of representative funds).

3.

Profit share (long-term incentive plan): The portfolio manager shares in the profits generated by the investment team, which forms the pool for the long-term incentive plan, which is allocated individually. Allocations granted under the plan vest after three years and at least 50% must be invested in the funds that the investment team manage. This is designed so that every team member has a significant part of their net worth invested in the team’s portfolios.

Ownership of Securities – The following table indicates for each Fund the dollar range of shares beneficially owned by the Funds’ portfolio managers as of March 31, 2026.

Fund	Individual(s)	Equity Securities
American Listed Fund	Andrew Greenup Jessica Jouning	None None
Global Listed Fund	Andrew Greenup Peter Meany Edmund Leung	None None None

Brokerage Allocation and Other Practice

Throughout this section entitled “Brokerage Allocation and Other Practice,” “Adviser” refers to both the Adviser and First Sentier Investors (Australia) IM Ltd with respect to the Funds.

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC.

Investment decisions for the Funds are made independently from those of other client accounts or mutual Funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual Funds. In such event, the position of the Funds and such client account(s) or mutual Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual Funds seek to acquire the same security as a Fund at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual Funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Funds and all such client accounts or mutual Funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a clients appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The following table shows the dollar amount of brokerage commissions paid by each Fund for the fiscal period November 1, 2025 through March 31, 2026 and each Predecessor Fund during the last three fiscal years ended October 31.

Fiscal Period November 1, 2025 through March 31, 2026*
American Listed Fund	$525
Global Listed Fund	$24,068

	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
American Listed Predecessor Fund	$1,396	$1,321	$1,085
Global Listed Predecessor Fund	$61,510	$52,882	$41,781

*	As part of the Reorganization, the fiscal year end of the Funds was changed from October 31 to March 31.

The Funds did not acquire securities of their regular brokers or dealers during the fiscal period November 1, 2025 through March 31, 2026, and the Predecessor Funds did not acquire securities of their regular brokers or dealers during the fiscal year ended October 31, 2025.

Marketing and Support Payments

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual Funds whose affiliates make similar compensation available, over sale of shares of mutual Funds (or non-mutual Fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

Distribution of Trust Shares

Distributor and Distribution Contract

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) under which Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC, dba ACA Group (“Distributor”), with principal offices at 190 Middle St., Suite 301, Portland, Maine 04101, as agent, distributes the shares of the Funds on a continuous basis. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of either Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement (the “Distribution Services Agreement”) with the Distributor under which it makes payments to the Distributor in consideration for certain distribution related services. The payments made by the Adviser to the Distributor under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify the Distributor against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by the Distributor, or those resulting from the willful misfeasance, bad faith or negligence of the Distributor, or the Distributor’s breach of confidentiality.

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to Class I shares of a Fund under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. Such services include: (1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (2) providing shareholders with a service that invests the assets of their accounts in shares of a Fund pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from a Fund on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of a Fund beneficially owned by shareholders or the information necessary for subaccounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. As compensation for the provision of shareholder services, each Fund may pay a shareholder servicing fee of up to 0.10% of the average daily net assets of a Fund.

The American Listed Fund did not pay any servicing plan fees for the fiscal period November 1, 2025 through March 31, 2026, and the American Listed Predecessor Fund did not pay any servicing plan fees for the last three fiscal years ended October 31.

The following table shows the servicing plan fees paid by the Global Listed Fund for the fiscal period November 1, 2025 through March 31, 2026, and the Global Listed Predecessor Fund for the last three fiscal years ended October 31:

Fiscal Year Period November 1, 2025 - March 31, 2026*
Global Listed Fund	$23,099

*	As part of the Reorganization, the fiscal year end was changed from October 31 to March 31.

	Fiscal Year Ended October 31, 2025	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
Global Listed Predecessor Fund	$133,701	$119,712	$99,401

Share Purchases and Redemptions

The Trust reserves the right to involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to a Fund and its shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at a Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

Other Information Regarding Purchases and Redemptions

The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments in the Funds as it does not have access to the information necessary to assess your financial situation.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, service organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this SAI. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this SAI) regarding (i) the timing of purchase or redemption orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Trust by calling 866-811-6468 (toll free) or 312-557-3182.

Shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Funds, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of the Funds may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Share purchases are accepted subject to collection of checks at full value and conversion into federal Funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal Funds within five business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal Funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal Funds.

The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

You may connect your Fund account(s) with a bank account for subsequent purchases, redemptions and other transactions in Fund shares. Such arrangements must be requested on your Account Application. To link to your bank account, you may need to have all shareholders of record sign the Account Application and have those signatures guaranteed. See “Signature Guarantee” below. Trading privileges will apply to each shareholder of record for the account unless and until the transfer agent receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new application signed by all owners of record of the account, with all signatures guaranteed. The Trust and the transfer agent may rely on any telephone or other electronic instructions believed to be genuine, valid and authorized and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust reserves the right to amend, suspend or discontinue any such arrangements at any time without prior notice. You cannot link your bank account if you hold your shares of a Fund through a broker in a “street name” account or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for as described in the Prospectus, a “medallion” signature guarantee will be required. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. Signature guarantees from financial institutions that are not participating in the Stamp 2000 Medallion Guarantee program will not be accepted. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in this program. The Trust reserves the right to modify its signature guarantee standards at any time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Trust’s transfer agent for additional details regarding the Trust’s signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Trust’s transfer agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

REGULAR MAIL

First Sentier Investors Funds
c/o The Northern Trust Company
PO Box 4766
Chicago, IL 60680-4766

OVERNIGHT OR EXPRESS MAIL

First Sentier Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

Transfer on Death Registration. The Trust may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Trust in accordance with the Uniform TOD Security Registration Act will govern the registration. The Trust may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Trust may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registration.

Special Arrangements of Financial Intermediaries. Brokers, dealers, banks and other financial intermediaries provide varying arrangements for their clients to purchase, exchange and redeem Fund shares. Some may establish higher minimum investment requirements than specified in the Prospectus or this SAI. Financial intermediaries may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Financial intermediaries also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial intermediary. In addition, certain privileges with respect to the purchase, exchange and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Determination of Net Asset Value

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures set forth herein. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Mutual Fund investments will be valued at the most recently calculated (current day) NAV. In the event an approved pricing service is unable to provide a readily available quotation, as outlined above, the Fund accountant will contact the Adviser and ask them to provide an alternative source, such as a broker who covers the security and can provide a daily market quotation. Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the Adviser’s Fair Value Committee using the following procedures approved by the Board.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. These securities are considered to be fair valued. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

A significant event is defined as an event that has materially affected the value of a Fund’s securities. When determining whether a significant event has occurred, there must be a reasonably high degree of certainty that an event actually has caused the closing market price of the securities to no longer reflect their value at the time set for a Fund’s NAV calculation. There also should be a reasonably high degree of certainty regarding how the event has affected the value of the securities. In addition, the need to assess the impact of any significant events arises only when the event occurs after the close of the relevant market or cessation of trading in the particular security but before a Fund’s closing (normally 4:00pm ET). Any significant event that occurs while trading is ongoing in the affected security prior to a Fund’s closing will be reflected in its market price.

Once it has been determined that a significant event has taken place, the Adviser’s Fair Value Committee will make a determination of the fair value price for the impacted securities. A list of factors that may be relevant in determining the value of securities include: type of security, financial statements, cost basis; fundamental analytical data relating to the investment and the market; nature and duration of any restrictions on disposition of the securities; forces that influence the market in which the securities are purchased or sold; discount from market value for unrestricted securities of the same class from the same issuer at the time of purchase for restricted securities; existence of registration rights on restricted securities; existence of merger proposals or tender offers or other types of “exit” strategies that could affect the value of the securities; volume and depth of public trading in similar securities of the issuer or similar companies; expectation of additional news about the company, expectation of court action, market activity, or government intervention; past experience and other market and industry factors/information available; conventional wisdom regarding the long-term outlook of the issuer and other relevant information.

Redemptions in Kind

The Funds do not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions or taxes, on the sale or other disposition of the securities received from the Funds. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind.

Taxes

The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Taxation of the Funds

The Funds have elected to be treated as RICs under Subchapter M of the Code and intend each year to qualify and to be eligible to be treated as such. In order to qualify and be eligible for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things:

1)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

2)

diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

3)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (2) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (2) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (2) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under the Code.

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. Each Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, the Fund may carry such losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Funds intend generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income.

Distributions from capital gains are generally made after applying any available capital loss carryforwards. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of a Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed Funds)). The Global Listed Fund does not anticipate that a significant portion of its distributions will qualify for the corporate dividend-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange, redemption or other taxable disposition of Fund shares.

Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.

Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of Fund shares, a Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Funds’ Prospectus for more information.

Tax Implications of Certain Fund Investments

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by a Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Funds over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Funds will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Funds’ income, will depend upon which of the permitted accrual methods the Fund elects.

If the Funds hold the foregoing kinds of obligations, or other obligations subject to special rules under the Code, they may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Funds actually received. Such distributions may be made from the cash assets of the Funds or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Funds to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

REITs. Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Mortgage-Related Securities. The Funds may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Funds in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Funds in certain “passive foreign investment companies” (“PFICs”) could potentially subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing Fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.

Making either of these elections therefore may require the Funds to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Master Limited Partnerships. A Fund’s pursuit of investments in MLPs will potentially be limited by the Fund’s intention to qualify for the special tax treatment accorded a RIC and its shareholders and could adversely affect the Fund’s ability to qualify as such. If a Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized.

A Fund’s investments in MLPs may result in the Fund recognizing ordinary income and capital gains and/or receiving tax-free return of capital distributions. For U.S. federal income tax purposes, MLPs are generally treated as partnerships. As a partner in the MLPs, a Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make cash distributions. The Funds expect that the cash received by a Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund with respect to such investments (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP interest as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as depreciation and depletion deductions, available to the MLPs in calculating their taxable income.

A distribution from an MLP is treated as a tax-free return of capital to the extent of a Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest, which gain is treated as either capital gain or ordinary income depending on a variety of factors. If the Fund distributes a portion or all of such excess cash that is not supported by other income of the Fund, the distribution will be treated as a return of capital to shareholders for U.S. federal income tax purposes. Although return of capital distributions are not taxable, such distributions would reduce a shareholder’s basis in his or her shares and therefore may increase a shareholder’s tax liability upon a sale of such shares. Further, a Fund may realize (i) taxable income in excess of economic gain in respect of interests in an MLP, on the disposition of an interests therein, or (ii) taxable income in excess of cash flow with respect to the MLP in a later period (including, for example, in respect of an MLP debt restructuring), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, including at times when it may not be advantageous to do so. In addition, any gain recognized, either upon the sale of a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income.

Book-Tax Differences. Certain of the Funds’ investments in derivative instruments and foreign currency-denominated instruments, and any of the Funds’ transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, a Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. The Funds’ investments in shares of another mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Taxation

Income, proceeds and gains received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the American Listed Fund. This will decrease the Fund’s yield on securities subject to such taxes.

If more than 50% of the Global Listed Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Foreign Shareholders

Distributions by the Funds to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Funds as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Funds in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The Funds are permitted to report such part of their dividends as interest-related and/or short-term capital gain dividends as are eligible, but are not required to do so. The Funds have chosen not to apply the withholding exemption to qualifying Fund distributions made to direct shareholders but may provide the reporting to such shareholders. In this case, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold Fund shares through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the Fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

Distributions by the Funds to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund (as described below).

Foreign shareholders with respect to whom income from the Funds is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Funds at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder or any foreign shareholder if shares of the Fund are not considered regularly traded on an established securities market, in which case such foreign shareholder generally would also be required to file a U.S. tax return and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) gains realized by the Fund on the disposition of USRPIs would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Foreign shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Funds to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Funds may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Funds pay. If a payment by the Funds is subject to FATCA withholding, the Funds are required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Funds could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single taxable year, or $4 million or more in any combination of taxable years, or a corporate shareholder recognizes $10 million or more in a taxable year, or $20 million or more in any combination of taxable years, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Funds, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

Custodian

The Northern Trust Company (the “Custodian”), 50 South LaSalle Street, Chicago, IL 60603, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

Transfer Agent

The Northern Trust Company (the “Transfer Agent”), 50 South LaSalle Street, Chicago, IL 60603, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Trust’s independent registered public accounting firm, provides audit services to the Trust. An affiliate of Deloitte & Touche LLP provides tax compliance and tax consulting services to the Trust. Deloitte & Touche LLP’s address is 111 South Wacker Drive, Chicago, IL 60606-4301.

Code of Ethics

The Trust, the Adviser and Foreside Financial Group, LLC (d/b/a ACA Group), have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Proxy Voting Policies and Procedures

The Funds have delegated the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Adviser will vote proxies based on its view of what is best for the long-term investors in the companies in question. The Adviser maintains written policies and procedures regarding proxy voting and makes appropriate disclosures about its proxy policy and practice. The policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies, and disclose any potential conflicts of interest as well as information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Voting Guidelines

The Adviser will vote proxies in accordance with its view of the long term best interests of the company’s shareholders, which, in the Adviser’s view, is in the best interests of its clients. In the absence of specific voting guidelines from a client, the Adviser’s policy is to vote all proxies from a specific issuer the same way for all clients.

The Funds will file Form N-PX, with the Funds’ complete proxy voting record for the most-recent twelve months ended June 30. The Funds’ Form N-PX is available without charge, upon request, by calling toll-free 866-811-6468 or 312-557-3182 and on the SEC’s web site at www.sec.gov.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Trust’s Declaration of Trust provides for indemnification out of the relevant Funds’ property for all loss and expense of any shareholder held personally liable for the obligations of such Funds. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would be unable to meet its obligations.

Financial Statements

The audited financial statements for the fiscal period ended March 31, 2026 for the Funds are included in the Funds’ filing on Form N-CSR, which was filed with the SEC on June 2, 2026, and is incorporated into this SAI by reference. The Funds’ Form N-CSR filing is available, without charge, upon request, by calling 1-866-260-9549 or by visiting www.firstsentierfunds.com or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

Appendix A

Nominating Procedures

The Committee will recommend qualified candidates to the Board as the need arises. Recommendations to the Board shall be accompanied by a report outlining the skills, experiences and attributes considered by the Committee in evaluating the candidate. The report should be accompanied by a Trustee and Officer Questionnaire completed by the candidate. Should a shareholder of the Trust wish to present one or more candidates for Trustee of the Trust for consideration by the Governance Committee, the Secretary of the Trust will forward the shareholder communication to the Chairperson of the Committee for evaluation.

Each signed written request shall contain the following information:

(a)	Name and address of the shareholder (or if a group of shareholders, the names and addresses of each member of the group of shareholders) submitting the candidate(s);

(b)	The number of shares owned by the shareholder (or group of shareholders) submitting the candidate(s);

(c)	The Fund or Funds of the Trust which are the issuer(s) of these shares;

(d)	If the shares are owned indirectly through a broker or other record owner, the name(s) of such broker or other record owner;

(e)

Whether the shareholder (or if a group of shareholders, each member of the group) and the candidate or candidates that the shareholder is proposing consent to being identified in any proxy statement utilized in connection with the election of Trustees;

(f)

The name or names of the candidate(s) for Trustee that the shareholder is proposing, together with comprehensive and appropriate background information about the candidate(s) to permit an evaluation against the criteria set forth in Exhibit A; and

(g)

A representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence, that the Governance Committee may request.

DATUM ONE SERIES TRUST

PROSPECTUS

July 29, 2026

Stewart Investors Global Emerging Markets Leaders Fund
Select Shares (SGEMX)
Investor Shares (AGEMX)

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Select Shares and Investor Shares of Stewart Investors Global Emerging Markets Leaders Fund shares are not currently for sale or available for purchase.

Summary Information About the Fund	2
Stewart Investors Global Emerging Markets Leaders Fund	2
Additional Information About the Fund	7
Principal Investments and Strategies of the Fund	7
Summary of Principal Risks	8
Management of the Fund	11
Board of Trustees	11
Investment Adviser	11
Investment Sub-Adviser	11
Portfolio Manager	11
Investing in the Fund	11
Management Fees	11
Administrator, Distributor, Transfer Agent and Custodian	12
Contractual Arrangements	12
Shares	12
Calculating the Fund’s Net Asset Value (“NAV”)	12
Valuing the Fund’s Assets	13
Share Classes	13
How to Buy Shares	14
Customer Identification Program: Important Information About Procedures for Opening an Account	15
How to Redeem Shares	17
Dividends and Distributions	20
Frequent Purchases and Redemptions of Fund Shares	20
Payments to Financial Intermediaries	21
Taxes	21
Taxation of Fund Distributions	21
Distribution of Fund Shares	23
Account Policies	24
Financial Highlights	25

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Summary Information About the Fund

Stewart Investors Global Emerging Markets Leaders Fund

Select Shares (SGEMX)
Investor Shares (AGEMX)

Investment Objective

The Stewart Investors Global Emerging Markets Leaders Fund (the “Fund”) seeks to achieve capital growth over the long term.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Shareholder Fees (Fees paid directly from your investment)

	Select Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Select Shares	Investor Shares
Management Fee	0.65%	0.65%
Distribution (Rule 12b-1) Fees	None	None
Other Expenses	5.86%	5.86%
Shareholder Servicing Plan Fee	None	0.10%
Total Annual Fund Operating Expenses	6.51%	6.61%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Select Shares	$646	$1,909
Investor Shares	$656	$1,936

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

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Because the Fund had not commenced operations as of the most recently completed fiscal year end of March 31, 2026, the Fund’s portfolio turnover rate for the most recent fiscal year is not available.

Principal Investment Strategies

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in a diversified portfolio of equity or equity-related securities of large and mid-capitalization companies that are incorporated or listed in emerging markets, or companies listed on developed market exchanges whose activities predominantly (i.e. at least 50%) take place in emerging markets. In determining whether a company’s activities predominantly take place in emerging markets, the portfolio manager will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the portfolio manager. Equity-related securities include, but are not limited to, warrants, preference shares, rights issues, convertible bonds, depositary receipts such as ADR and GDR, and equity-linked or participation notes. Emerging markets are defined as those countries that are either i) not classified by MSCI or FTSE as developed markets, ii) categorized by the World Bank as middle or low-income, or iii) not members of the Organisation for Economic Cooperation and Development.

The Fund may invest in and have direct access to China A shares listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange via the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect Schemes.

The portfolio manager utilizes a bottom-up, qualitative approach to finding and investing in companies. The portfolio manager assesses the quality and sustainability of companies and believes that companies that score highly on these measures are better placed to deliver positive long-term, risk-adjusted returns, and that ownership of these companies will help to preserve shareholder capital in volatile and falling markets allowing for the steady compounding of returns through economic cycles. There is no set weighting given to quality or sustainability assessments, or to other factors the portfolio manager may consider, which will vary on a company-by-company basis.

Assessment of Quality

The portfolio manager assesses a company’s quality with reference to the company’s management, the franchise, and the company’s financials. The extent to which the portfolio manager’s quality assessment (and any one or more specific factors considered as part of the quality assessment) will affect the decision to invest in a company will depend on the analysis and judgment of the portfolio manager and may vary by company.

Assessment of Sustainability

The portfolio manager assesses a company’s sustainability with reference to whether they believe the company will both contribute to, and benefit from, sustainable development. The portfolio manager believes that “sustainable development” is achieved where a company’s activities lead or contribute (directly or indirectly) to positive social outcomes and/or positive environmental outcomes.

Positive social outcomes include, but are not limited to, improvements in health and well-being, physical infrastructure, economic welfare, and opportunity and empowerment.

Positive environmental outcomes include, but are not limited to, more careful, efficient and productive use of natural resources, reduced waste and improved waste management, and the wider adoption of circular economy practices and measures. Circular economy is defined as an economic system aimed at eliminating waste and the continual use of resources.

Position on harmful and controversial products and services

The portfolio manager’s Assessments of Quality and Sustainability are designed to prevent the Fund from investing in companies that the portfolio manager may categorize as directly involved in harmful or controversial products, services or practices, which may include, but are not limited to, fossil fuels, nuclear power, alcohol production, animal welfare and testing, and oppressive governance regimes.

Where the portfolio manager becomes aware of a material exposure to such products or services prior to a new investment in a company or as part of its ongoing monitoring, the portfolio manager will engage with the company and review the company research and investment case, noting the company’s response. For those products and services that generate revenue for a company, the portfolio manager has set a materiality threshold for direct involvement in the relevant activities of 5% of revenue, or such lower percentage as may be determined from time to time by the portfolio manager. Following this review and engagement, the portfolio manager may determine that investment in the company, or maintenance of a position in the company, would not be inconsistent with their assessment that the relevant company contributes to, and benefits from, sustainable development.

3

Principal Risks

By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:

Management Risk. The Fund is subject to management risk as an actively managed portfolio. First Sentier Investors (UK) IM Ltd (the “Sub-Adviser”) will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser may be incorrect in its assessment of a stock’s appreciation potential.

Market and Regulatory Risk. The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

Equity Securities Risk. Equity securities may fluctuate in value, sometimes rapidly and unpredictably, more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the Fund’s investments fall, the value of your investment in the Fund will go down.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, wars, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s investments in foreign securities. In addition, issuers of foreign. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

Risks Associated with Investing in Emerging Markets. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. In the past, the Public Company Accounting Oversight Board (the “PCAOB”), which regulates auditors of U.S. companies, has been unable to inspect audit work papers in certain foreign countries. Although the PCAOB has secured access to inspect audit work papers in certain countries, that access is subject to continuing cooperation by authorities and could be restricted or revoked. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Investment in China: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political, regulatory and diplomatic events could have an adverse effect on the Chinese or Hong Kong economies and on investments made through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect Schemes. Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, and the quality of financial information may vary, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii)

4

higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Foreign Currency Risk. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.

Medium-Sized Companies Risk. Stocks of medium sized companies may be more susceptible to market downturns and have more volatile stock prices, which may cause the value of the Fund to decline.

Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Sustainability Factor Incorporation Risk. The portfolio manager’s consideration of sustainability factors could cause the Fund to perform differently compared to similar funds that do not have such factors incorporated into their investment strategies. The Adviser’s sustainability considerations may affect the Fund’s exposure to certain issuers, industries, sectors, and factors that impact the relative financial performance of the Fund – positively or negatively – depending on whether such investments are in or out of favor.

New Fund Risk. The Fund is new with limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks may result in misappropriation of assets or sensitive information, corruption of data or unavailability of services for intended users. Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Fund’s ability to calculate its NAV; impediments to trading for the Fund’s portfolio; the inability of Shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Because the Fund had not commenced operations as of the calendar year ended December 31, 2025, there is no annual performance information included.

Management of the Fund

Investment Adviser

First Sentier Investors (US) LLC is the Fund’s investment adviser (“Adviser”).

Investment Sub-Adviser

First Sentier Investors (UK) IM Limited is the Fund’s investment sub-adviser.

Portfolio managers

Rasmus Nemmoe

Lead Portfolio Manager
Length of Service: Since November 2025

5

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by writing to us at:

Standard

Stewart Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

Overnight

Stewart Investors Funds
c/o The Northern Trust Company
333 S Wabash,
Attn: Funds Center Floor 38
Chicago, IL 60604

or by calling us at 312-557-3511 or 833-748-1830 (toll free).

Purchase Minimums

Minimum Initial Investment:

Select Shares - $1,000,000
Investor Shares - $5,000

Minimum Additional Investment: No Minimum

The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for investors who are customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Adviser and the Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax advantaged arrangement, such as an IRA or 401(k) plan. If you are investing through a tax advantaged arrangement, you may be taxed upon withdrawals from that arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

Shareholders may be required to pay a commission directly to their broker or other financial intermediary when buying or selling shares of the Fund. Shareholders and potential investors may wish to contact their broker or other financial intermediary for information regarding applicable commissions, transaction fees or other charges associated with transactions in shares of the Fund.

In addition, brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund and/or its related companies for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund

Principal Investments and Strategies of the Fund

Investment Objective: The Fund’s investment objective is to achieve capital growth over the long term.

Principal Investment Strategies: The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in a diversified portfolio of equity or equity-related securities of large and mid-capitalization companies that are incorporated or listed in emerging markets, or companies listed on developed market exchanges whose activities predominantly (i.e. at least 50%) take place in emerging markets. In determining whether a company’s activities predominantly take place in emerging markets, the portfolio manager will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the portfolio manager. Equity-related securities include, but are not limited to, warrants, preference shares, rights issues, convertible bonds, depositary receipts such as ADR and GDR, and equity-linked or participation notes. Emerging markets are defined as those countries that are either i) not classified by MSCI or FTSE as developed markets, ii) categorized by the World Bank as middle or low-income, or iii) not members of the Organisation for Economic Cooperation and Development.

The Fund may invest in and have direct access to China A shares listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange via the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect Schemes.

The portfolio manager utilizes a bottom-up, qualitative approach to finding and investing in companies. The portfolio manager assesses the quality and sustainability of companies and believes that companies that score highly on these measures are better placed to deliver positive long-term, risk-adjusted returns, and that ownership of these companies will help to preserve shareholder capital in volatile and falling markets allowing for the steady compounding of returns through economic cycles. There is no set weighting given to quality or sustainability assessments, or to other factors the portfolio manager may consider, which will vary on a company-by-company basis.

Assessment of Quality

The portfolio manager assesses a company’s quality with reference to i) the company’s management (which may include, for example, the portfolio manager’s view of management’s integrity, management’s attitude to environmental and social impacts that the portfolio manager believes could impact a company’s long-term performance, corporate governance, long-term performance, and management’s attitude to risk and engagement with minority shareholders), ii) the franchise (which may include, for example, the perceived viability of products or services, their environmental impacts and efficiency, and responsible business practices), and iii) the company’s financials (which includes financial performance over the economic cycle, cash flows and debt). The extent to which the portfolio manager’s quality assessment (and any one or more specific factors considered as part of the quality assessment) will affect the decision to invest in a company will depend on the analysis and judgment of the portfolio manager and may vary by company.

Assessment of Sustainability

The portfolio manager assesses a company’s sustainability with reference to whether they believe the company will both contribute to, and benefit from, sustainable development. The portfolio manager believes that “sustainable development” is achieved where a company’s activities lead or contribute (directly or indirectly) to positive social outcomes and/or positive environmental outcomes.

Positive social outcomes include, but are not limited to: i) improvements in health and well-being (such as access to safe, affordable nutritious food, medical care, and hygiene products, ii) physical infrastructure (access to reliable, affordable and safe energy, housing, water and sanitation), iii) economic welfare (such as access to productive employment, financial services, and material necessities), and iv) opportunity and empowerment (such as access to education and training, information and communication technologies, and transport and logistics). The portfolio manager has developed these examples with reference to, amongst other things, the UN Human Development Index.

Positive environmental outcomes include, but are not limited to, more careful, efficient and productive use of natural resources, reduced waste and improved waste management, and the wider adoption of circular economy practices and measures. Circular economy is defined as an economic system aimed at eliminating waste and the continual use of resources. These outcomes are derived from the climate solutions developed by Project Drawdown, a non-profit organization that has mapped, measured and modelled over 90 different solutions that it believes together can dramatically reduce concentration of greenhouse gases in the atmosphere.

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Position on harmful and controversial products and services

The portfolio manager’s Assessments of Quality and Sustainability are designed to prevent the Fund from investing in companies that the portfolio manager may categorize as directly involved in harmful or controversial products, services or practices, which may include, but are not limited to, fossil fuels, nuclear power, alcohol production, animal welfare and testing, and oppressive governance regimes.

Where the portfolio manager becomes aware of a material exposure to such products or services prior to a new investment in a company or as part of its ongoing monitoring, the portfolio manager will engage with the company and review the company research and investment case, noting the company’s response. For those products and services that generate revenue for a company, the portfolio manager has set a materiality threshold for direct involvement in the relevant activities of 5% of revenue, or such lower percentage as may be determined from time to time by the portfolio manager. Following this review and engagement, the portfolio manager may determine that investment in the company, or maintenance of a position in the company, would not be inconsistent with their assessment that the relevant company contributes to, and benefits from, sustainable development.

Sell discipline

The portfolio manager typically looks to sell stocks when it sees a deterioration in one or more of the following factors: i) quality of the management, franchise and/or financials, ii) sustainability profile/corporate governance profile (including a lack of willingness to improve practices following engagement), iii) over-valuation relative to long-term growth prospects, iv) long-term growth prospects, v) approach to corporate governance, vi) approach to social and environmental sustainability. In making buy and sell decisions, the portfolio manager considers the diversification of the Fund’s holdings across sectors and countries, among other things.

Summary of Principal Risks

The principal risks of investing in the Fund that may adversely affect the Fund’s net asset value (“NAV”) or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Fund will achieve its investment objective.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that the personnel of the Adviser will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on a Fund’s ability to achieve its investment objective. Certain securities or other instruments in which a Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to a Fund.

Market and Regulatory Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, a Fund or issuers in which the Fund invests. In addition, issuers in which a Fund invests and a Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value

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of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Fund may invest in equity securities of companies that the portfolio managers believe will experience relatively rapid earnings growth (“growth securities”) or that the portfolio managers believe are selling at a price lower than their true value (“value securities”). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the portfolio managers’ assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio managers anticipate.

Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of a Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of a Fund’s investments in foreign securities. These risks can be elevated in emerging markets. Investments in emerging markets are generally more volatile than investments in developed foreign markets.

Risks Associated with Investing in Emerging Markets. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. In the past, the Public Company Accounting Oversight Board (the “PCAOB”), which regulates auditors of U.S. companies, has been unable to inspect audit work papers in certain foreign countries. Although the PCAOB has secured access to inspect audit work papers in certain countries, that access is subject to continuing cooperation by authorities and could be restricted or revoked. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Foreign Currency Risk. When a Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. Because the Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect a Fund’s income. Some countries have, and may continue to adopt, internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit a Fund’s ability to repatriate both investment capital and income, which could undermine the value of a Fund’s portfolio holdings and potentially place a Fund’s assets at risk of total loss. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk may be higher in emerging markets. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Medium-Sized Companies Risk. As it relates to the Stewart Investors Global Emerging Markets Leaders Fund, the securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger-sized companies or the market averages in general, which may cause the value of the Funds to decline. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent a Fund invests in medium-sized companies, a Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger-sized companies.

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Sector Risk. The Fund may focus its investments in securities of one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector or industry.

Investment in China: As it relates to the Stewart Investors Global Emerging Markets Leaders Fund, the Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political, regulatory and diplomatic events could have an adverse effect on the Chinese or Hong Kong economies and on investments made through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect Schemes. Investing in securities of Chinese issuers, including by investing in China A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, and the quality of financial information may vary, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Sustainability Factor Incorporation Risk. The portfolio manager’s consideration of sustainability factors could cause the Fund to perform differently compared to similar funds that do not have such factors incorporated into their investment strategies. The Adviser’s sustainability considerations may affect the Fund’s exposure to certain issuers, industries, sectors, and factors that impact the relative financial performance of the Fund – positively or negatively – depending on whether such investments are in or out of favor.

New Fund Risk. The Fund is new with limited history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. The Board can liquidate the Fund without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Cyber Security Risk. The Fund and its service providers are susceptible to operational and information security and related risks of cyber security incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Fund, Adviser, Custodian or Administrator or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Shareholders to transact business with a Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

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Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. For instructions on how to obtain the SAI, please refer to the back cover of this prospectus. Portfolio holdings information can be reviewed online at stewartinvestorsfunds.com.

Management of the Fund

Board of Trustees

The Board of Trustees of Datum One Series Trust, a Massachusetts business trust (the “Trust”), of which the Fund is a separate series, has responsibility for the general oversight of the management of the Fund, including the general supervision of the Adviser and the Fund’s other service providers. The Board of Trustees is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the SAI.

Investment Adviser

Stewart Investors is a semi-autonomous business and is a trading name of First Sentier Investors (US) LLC, First Sentier Investors (UK) IM Limited, and their affiliates. These companies are collectively known as First Sentier Investors.

First Sentier Investors (US) LLC, located at 10 East 53rd Street, 21st Floor, New York, New York, 10022, is the Fund’s investment adviser. The Adviser is an SEC-registered investment advisory firm formed in 2014. The Adviser offers investment management services to pension plans, investment companies, endowments, state and municipal organizations as well as charitable organizations.

Investment Sub-Adviser

First Sentier Investors (UK) IM Limited, is located at 23 St Andrew Square, Edinburgh, EH2 1BB United Kingdom has been engaged as sub-adviser to manage the investments of the Fund. First Sentier Investors (UK) IM Limited is a United Kingdom domiciled investment adviser regulated by the United Kingdom Financial Conduct Authority and registered with the SEC and is an affiliate of the Adviser.

Portfolio Manager

Rasmus Nemmoe—Lead Portfolio Manager. Rasmus is a Portfolio Manager who joined the team in 2016. Rasmus has 20 years of investment experience. He holds a MSc in Applied Economics and a BSc in Computer Science/Business Administration from the Copenhagen Business School. Rasmus is also a CFA charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

Investing in the Fund

Management Fees

The Adviser receives an annual fee for its services to the Fund. The fee is payable in monthly installments based on the average daily net assets of the Fund. The Adviser is responsible for all of its own costs, including costs of the personnel required to carry out its duties.

The following table shows the management fee rate to be paid by the Fund as a percentage of the Fund’s average daily net assets.

Management Fee Rate (as % of average daily net assets)
Stewart Investors Global Emerging Markets Leaders Fund	0.65%

Information regarding the basis for the Board’s approval of the investment advisory relationship of the Fund will be available in the Fund’s first Form N-CSR.

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Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101, provides compliance services and financial controls services to the Fund.

Foreside Financial Services, LLC (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine 04101 is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company. The Distributor is a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group). See “Principal Underwriter” in the SAI. The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Contractual Arrangements

The Trust enters into contractual arrangements with various service providers, which may include, among others, investment advisers, distributors, custodians, transfer agents, shareholder service providers and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended (“third party”) beneficiaries of those contractual arrangements.

The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts against the service providers, either directly or on behalf of the Fund.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. This paragraph is not intended to limit any rights granted to shareholders under federal or state securities laws.

The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value (“NAV”) per share next determined after the order is received.

Shares

Calculating the Fund’s Net Asset Value (“NAV”)

The NAV of a class of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities attributable to that class, by the total number of shares outstanding of the class. The NAV per share of each class is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business.

The Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by a Fund or a financial intermediary. Only purchase orders received in good order by a Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund for each class may change every day.

A purchase or redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

●	The account number (if issued) and Fund name;

●	The amount of the transaction, in dollar amount or number of shares;

●	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

●	Required signature guarantees, if applicable; and

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●

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 312-557-3511 or 833-748-1830 (toll free) for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.

Valuing the Fund’s Assets

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund is directed by the Board of Trustees to use various approved pricing services and market makers to determine the market value of securities. Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. Dollar as provided by an independent pricing service approved by the Board of Trustees.

If market quotations for a security are not readily available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, acting through its Fair Value Committee, is responsible for valuing the Fund’s assets at their fair value according to policies approved by the Board of Trustees.

Other fair value situations could include, but are not limited to: (1) extremely illiquid securities in which there is no trading market and no broker coverage; (2) stale priced securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other security in which the Adviser, Fund Accountant or Fair Value Committee identify that the current price may not be reliable. If it has been determined that an event that has materially affected the value of a Fund’s securities has taken place, the Fair Value Committee will make a determination of the fair price for the impacted securities according to policies approved by the Board.

Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which the Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though a Fund is closed. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board has designated the Fund’s Adviser through its Fair Valuation Committee as the Fund’s “Valuation Designee” to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. The Adviser’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Adviser’s asset-based fees.

Share Classes

The Fund offer multiple share classes. The Fund offers two classes of shares through this Prospectus: Select Shares and Investor Shares. Each class of shares of the Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. You should choose a share class for which you are eligible, with the expense structure that best meets your needs. Your financial intermediary can help you determine which share class to purchase.

The minimum initial investment for Select Shares is $1,000,000. Select Shares are expected to bear certain expenses associated with sub-accounting, sub-transfer agency, shareholder services payments and/or recordkeeping payments (“sub-transfer agency fees”). If you purchase Select Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Fund.

Eligible Select Share investors primarily include:

●	individuals and institutional investors with a minimum initial investment of $1,000,000;

●

employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Fund or the Distributor to offer such shares though an investment platform;

●	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

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●	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

●

officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Fund and the Adviser, and its subsidiaries and affiliates;

●

Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

●	services relating to operating the program; and/or

●	Fund shares for purchase which require sub-transfer agency fees from the Fund.

●

Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

●	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

●	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

●	Other investors for which the Fund or the Distributor has pre-approved the purchase.

The minimum initial investment for Investor Shares is $5,000. If you purchase Investor Shares of the Fund, you will not pay a sales charge at the time of purchase or a 12b-1 fee, but you will pay shareholder services payments not to exceed ten basis points (0.10%) of each Fund’s average daily net assets. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Fund.

Your financial intermediary can help you determine whether you are eligible to purchase Investor Shares. Eligible Investor Share investors primarily include:

●	Certain individual investors,

●	Investors investing through financial institutions or intermediaries,

●	and institutional investors investing for their own or their customers’ accounts.

How to Buy Shares

You may purchase shares directly from a Fund or through your broker or financial intermediary on any business day a Fund is open, subject to certain restrictions described below. Shares of the Fund have not been registered for sale outside the United States. The Fund reserves the right to refuse investments from non-U.S. persons or entities. The Fund generally do not sell shares to investors residing outside the

United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. A Fund may accept or reject any purchase order. Your financial consultant, financial intermediary, or institution may charge a fee for its services, in addition to the fees charged by a Fund. Investors may purchase a Fund’s shares by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail:

Standard

Stewart Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

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Overnight

Stewart Investors Funds
c/o The Northern Trust Company
333 S Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604;

or by calling us at 312-557-3511 or 833-748-1830 (toll free). Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell a Fund’s shares. The minimum initial investment is $1,000,000 for Select Shares of the Fund and $5,000 for Investor Shares of the Fund. There is no minimum for subsequent investments in the Fund. All purchases made by check should be in U.S. dollars and made payable to the Fund. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to modify or waive purchase and investment minimums, without prior notice, or to waive minimum investment amounts in certain circumstances in its discretion. For example, the minimums listed above may be waived or lowered for (i) investors who are customers of certain financial intermediaries that hold a Fund’s shares in certain omnibus accounts, (ii) current and former Trustees of the Trust; and (iii) officers, directors and employees of the Trust, the Investment Adviser and the Investment Adviser’s affiliates, in each case at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Fund in good order or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated above.

Customer Identification Program: Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. We also may ask to see your driver’s license or other identifying documents.

If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Purchases Through Financial Intermediaries

Shares of the Fund may also be available on certain brokerage platforms. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in a Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

●	charge a fee for its services;

●	act as the shareholder of record of the shares;

●	set different minimum initial and additional investment requirements;

●	impose other charges, commissions or restrictions;

●	designate intermediaries to accept purchase and sale orders on a Fund’s behalf; or

15

●	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on a Fund’s share class NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser, or their affiliates.

Fund Direct Purchases

You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at 312-557-3511 or 833-748-1830 (toll free) on days the Fund are open for business. You may invest in the following ways:

By Wire

To Open a New Account:

●	Complete a New Account Application and send it to:

Stewart Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:

Stewart Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

●	You must also call 312-557-3511 or 833-748-1830 (toll free) on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

●

Wire fund for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

To Add to an Existing Account:

●	Call 312-557-3511 or 833-748-1830 (toll free) on days the Fund is open for business or provide a subsequent purchase Letter of Instruction.

●	Have your bank wire federal funds or an ACH transfer to:

The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201681000
Shareholder Account #(ex. FST1095FFFAAAAAAA where FFF is the Fund Number and AAAAAA is the account number)
Shareholder Name:

By Directed Reinvestment

Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

●	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

●	Reinvestments can only be directed to an existing Fund account.

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Other Purchase Information

The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.

Exchange Privilege

As a shareholder, you have the privilege of exchanging shares of one First Sentier Investors (US) LLC advised Fund for shares of other First Sentier Investors (US) LLC advised Funds in the Trust, without incurring any additional sales charges. However, you should note the following:

●	Exchanges may only be made between like shares classes;

●	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

●	Before exchanging into another First Sentier Investors (US) LLC advised Fund, read a description of the Fund in this Prospectus;

●

Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as short-term or long-term capital gain or loss depending on the period shares are held subject to certain limitations on deductibility of losses;

●

Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

●	If you did not decline telephone options on your account application, you can make a telephone request to exchange your shares for an additional $5 fee; and

●	The minimum exchange amount between existing accounts invested in the First Sentier Funds is $1,000.

●	This exchange privilege may be terminated or modified by a Fund at any time upon a 60-day notice to shareholders.

You may make exchanges of your shares between the First Sentier Investors (US) LLC advised Funds by telephone, in writing or through your Broker.

How to Redeem Shares

You may redeem all or part of your investment in a Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.

Redemptions Through a Financial Intermediary

If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from the Fund

If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

17

By Mail

Send a written request to:

Stewart Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:

Stewart Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue

Attn: Funds Center, Floor 38
Chicago, IL 60604

The redemption request must include:

The number of shares or the dollar amount to be redeemed;

The Fund account number; and

The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

A Medallion Signature Guarantee (see below) also is required if:

The proceeds are to be sent elsewhere than the address of record, or

The redemption is requested in writing and the amount is greater than $100,000.

By Wire

If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

Call the Transfer Agent at 312-557-3511 or 833-748-1830 (toll free) for instructions.

The minimum amount that may be redeemed by this method is $250.

By Telephone

Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

Call 312-557-3511 or 833-748-1830 (toll free) to use the telephone privilege.

If your account is already opened and you wish to add the telephone privilege, send a written request to:

Stewart Investors Funds
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:

Stewart Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

18

Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions or other electronic instructions of any person acting on behalf of a Shareholder or Shareholder account for which telephone or other electronic services have been authorized that they reasonably believe to be genuine, valid, and authorized or for any loss, damage, cost, or expenses in acting on such telephone or other electronic instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone or other electronic instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone or other electronic instructions, providing written confirmation of the transactions, and/or digitally recording telephone or other electronic instructions. The Fund may terminate the telephone or other electronic procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

Medallion Signature Guarantee

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.

An original Medallion Signature Guarantee is required if any of the following applies:

●	the redemption is requested in writing and the amount redeemed is greater than $100,000;

●	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

●	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

●	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

●	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

If your written request is for redemption greater than $5 million, call 312-557-3511 or 833-748-1830 (toll free) for Medallion Signature Guarantee requirements.

Additional Information About Redemptions

A Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, a Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, a Fund may suspend redemptions or postpone payment of redemption proceeds. A Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. Redemption-in-kind proceeds are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. Redemptions are taxable events whether redemption proceeds are paid in cash or in kind. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security distributed in a redemption-in-kind.

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Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 in the case of Select Shares and $250 in the case of Investor Shares because of redemptions you may be required to sell your shares. The Fund will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.

How to Exchange Shares

You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Fund directly by mail or telephone by calling 312-557-3511 or 833-748-1830 (toll free). The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.

You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Fund does not charge a fee for this privilege.

The Fund reserves the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Fund’s judgment, the Fund would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. Investors could realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Fund does not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund’s policy on excessive trading, see “Frequent Purchases and Redemptions of Fund Shares” below.

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive dividends in cash, distribution checks will only be issued for payments greater than $10.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $10.00. Uncashed distribution checks will be canceled and proceeds reinvested at the then-current NAV, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked “undeliverable” or (2) remain uncashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your election may also be changed so that all future distributions are reinvested rather than paid in cash unless you subsequently contact the Fund(s) and request to receive distributions by check. Interest will not accrue on uncashed distribution checks.

Frequent Purchases and Redemptions of Fund Shares

A Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of a Fund, to the detriment of long-term investors. Because a Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem a Fund’s shares the next day when a Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.

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Excessive short-term trading may (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability for shareholders or a Fund. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.

Financial intermediaries may establish omnibus accounts with the Fund. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by a Fund as having engaged in market timing.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of a Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Payments to Financial Intermediaries

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of a Fund and/or whose clients or customers hold shares of a Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

Taxes

The following discussion is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state, or local tax consequences. The following assumes that a Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax adviser.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus do not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation and would adversely affect shareholders’ investment in Fund shares.

Taxation of Fund Distributions. The Fund intends to distribute all, or substantially all, of their net investment income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to

21

any loss carryforwards) to their shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments a Fund owned (or is deemed to have owned) for one year or less, that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income.

Distributions of investment income made to a non-corporate shareholder properly reported by a Fund as derived from “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder and the Fund meet certain holding period and other requirements.

Distributions are subject to U.S. federal income taxes as described herein whether received as cash or reinvested in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Distributions may also be subject to state and local taxes.

An additional 3.8% Medicare contribution tax is imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends, paid by the Funds, and net capital gains recognized on the sale, redemption or other taxable disposition of shares of a Fund.

Dividends declared by the Fund and payable to shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends are received.

You will be notified annually of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.

Redemption or Sale of Fund Shares. Selling or redeeming your Fund shares is a taxable event and may result in the recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. See “Cost Basis Reporting” below for information about certain cost basis reporting obligations. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

Taxation of Certain Fund Investments. Investment income and proceeds received by the Fund from sources within foreign countries may be subject to foreign withholding or other taxes. In that case, a Fund’s yield on those securities would be decreased. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income or proceeds. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign income and similar foreign taxes paid or deemed paid by it. If a Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of such foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount as a foreign tax credit against federal income tax (but not both). A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may

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result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. It is anticipated that each Fund will qualify to make such election; however, a Fund cannot be certain that it will be eligible to make such an election for a given year. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

In addition, the Fund’s investments in foreign securities may be subject to special tax rules that have the effect of increasing or accelerating a Fund’s recognition of ordinary income and may affect the timing, amount and/or character of a Fund’s distributions.

Backup Withholding. The Fund is required in certain circumstances to withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish the Fund with certain information and certifications or the shareholder is otherwise subject to backup withholding.

Foreign Investors. The Fund, which is offered for sale in the United States, is not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds.

Foreign shareholders invested in the Fund should consult with their tax advisers as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires the Fund to report to shareholders and the IRS the cost basis and certain other related tax information on the sale of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use a first in, first out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Please consult your tax adviser to determine which available cost basis method is best for you.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Please see the SAI for further information regarding certain U.S. federal income tax consequences of an investment in the Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

Distribution of Fund Shares

Shareholder Servicing Plan

Under a shareholder servicing plan, Investor Shares may pay shareholder services fees of up to 0.10% of average daily net assets to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. As these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service Fees – Other Payments to Third Parties

Each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents. The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for the following non-distribution activities: sub-transfer agent, administrative, and other shareholder services. The Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of a Fund

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on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to a Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

Account Policies

Important Notice Regarding Delivery of Shareholder Documents. The Fund will send one copy of the prospectus and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 312-557-3511 or 833-748-1830 (toll free) and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Responsibility for Fraud. Stewart Investors and its service providers shall not be liable for any loss incurred by reason of accepting unauthorized transaction requests for your account if such provider reasonably believes the instructions to be genuine, valid, and authorized. In order to safeguard your account, you should keep all account information private and review all confirmation statements and other account-related communications as soon as you receive them. Contact us immediately if you suspect that someone has gained unauthorized access to your account or see something on your account that you do not understand or that looks unusual.

Notice Regarding Unclaimed Property. Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable) or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and each Fund and each Fund’s transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 312-557-3511 or 833-748-1830 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

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Financial Highlights

Because the Fund had not commenced operations as of the most recently completed fiscal year end of March 31, 2026, financial highlights as of the fiscal year ended March 31, 2026 are not presented.

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Investment Adviser

First Sentier Investors (US) LLC
10 East 53rd Street, 21st Floor,
New York, New York 10022

Investment Sub-Adviser

First Sentier Investors (UK) IM Limited
23 St Andrew Square
Edinburgh, EH2 1BB, United Kingdom

Custodian, Transfer Agent, Fund Accountant and Fund Administrator

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606-4301

Legal Counsel

Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199

Distributor

Foreside Financial Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

For Additional Information, call 312-557-3511 or 833-748-1830 (toll free)

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

DATUM ONE SERIES TRUST

The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on the Fund’s policies and operations. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and on Form N-CSR, when issued. In the Fund’s annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year. Form N-CSR will include the Fund’s annual and semi-annual financial statements. The SAI is incorporated by reference into this prospectus, which means it is a part of this prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling 312-557-3511 or 833-748-1830 (toll free). The Fund’s SAI is available at: stewartinvestorsfunds.com.

Additional information about the Fund can be found online at stewartinvestorsfunds.com.

You may access reports and other information about the Fund on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the 1940 Act, which is: 811-23556.

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STATEMENT OF ADDITIONAL INFORMATION

July 29, 2026

Datum One Series Trust

Stewart Investors Global Emerging Markets Leaders Fund
Select Shares (SGEMX)
Investor Shares (AGEMX)

This Statement of Additional Information (“SAI”) contains additional information about the Fund listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated July 29, 2026, as supplemented or revised from time to time. The Fund is a series of Datum One Series Trust (the “Trust”). The Fund is offered through a Prospectus, dated July 29, 2026, as amended or supplemented from time to time.

Information for the Fund is as of the date noted. Investors may obtain free copies of the Fund’s Prospectus, Annual, and Semi-Annual Reports, may be obtained free of charge by visiting the Fund’s website at stewartinvestorsfunds.com, by writing to the Fund’s transfer agent, The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling 312-557-3511 or 833-748-1830 (toll free). This SAI contains information that may be useful to investors but which is not included in the Prospectus.

Trust History	1
Fund Classification	1
Capitalization and Share Classes	1
Investment Policies and Strategies	1
Investment Restrictions	12
Disclosure of Portfolio Holdings	14
Shares of the Fund	15
Management of The Trust	15
Control Persons and Principal Holders of Securities	20
The Investment Adviser and Administrator	20
Portfolio Manager	23
Brokerage Allocation and Other Practices	25
Marketing and Support Payments	25
Distribution of Trust Shares	26
Share Purchases and Redemptions	26
Determination of Net Asset Value	28
Redemption In Kind	29
Taxes	29
Custodian	38
Transfer Agent	39
Independent Registered Public Accounting Firm	39
Code of Ethics	39
Proxy Voting Policies and Procedures	39
Legal Counsel	39
Shareholder Liability	39
Financial Statements	39
Appendix A	40

Trust History

This SAI describes the Stewart Investors Global Emerging Markets Leaders Fund (the “Fund”), which is a series of Datum One Series Trust (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on February 28, 2020. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. First Sentier Investors (US) LLC (the “Adviser”) serves as investment adviser to the Fund. . First Sentier Investors (UK) IM Limited serves as investment sub-adviser to the Fund.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

Fund Classification

The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a “diversified” investment company under the 1940 Act.

Capitalization and Share Classes

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Fund described in this SAI currently offers two classes of shares. Generally, expenses and liabilities incurred by or arising in connection with a particular series of the Trust or class of shares are allocated only to that series of the Trust or class of shares. Expenses and liabilities not incurred by or arising in connection with a particular class of a series of the Trust or series of the Trust are allocated in relation to the respective net asset value of each series of the Trust or on such other basis as the Trustees may in their discretion determine.

Shares of each series of the Trust entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each series of the Trust or class of shares when required by the 1940 Act or when the Trustees of the Trust have determined that the matter affects one or more series of the Trust or classes of shares materially differently. When a matter affects only the interests of one or more series of the Trust or classes of shares, only shareholders of those series of the Trust or classes of shares shall be entitled to vote on the matter. Shares have noncumulative voting rights in the election of Trustees. Shareholders have the right to call a meeting to remove Trustees. Shares have no preemptive or subscription rights and are transferable. Shares are entitled to dividends as declared by the Trust and approved by the Trustees of the Trust, and if a Fund were liquidated, holders of each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.

Pursuant to the Trust’s Declaration of Trust, the Trust has the right, at its option, to redeem Fund shares held by a shareholder at any time at the net asset value thereof: (i) if at such time such shareholder owns fewer shares of any series or class than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares of a particular series equal to or in excess of a percentage of the outstanding shares of that series determined from time to time by the Trustees; (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees; (iv) if such shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of shares by a shareholder is not in the best interests of the remaining shareholders of the Trust or of the applicable series or class.

Investment Policies and Strategies

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks, which are described below. The Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies and restrictions of the Fund may be changed by the Board of Trustees without notice to shareholders or shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise noted, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

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Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its adviser, custodians, transfer agent, and/or other third-party service providers may adversely impact a Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or the service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions, pandemics, epidemics and other similar circumstances in one or more countries or regions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected.

Equity Securities

Common stocks, preferred stocks, convertible securities, rights, warrants and American Depositary Receipts (“ADRs”) are examples of equity securities in which the Fund may invest.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a

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company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to a Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stocks. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. Preferred stock generally does not carry voting rights. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities. The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment which rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Other Investment Companies. The Fund may invest in shares of other registered investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the Investment Company Act of 1940, as amended (the “1940 Act”). This may include investments in money market mutual funds in connection with a Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring funds. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

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The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to Fund of Funds arrangements. While new Rule 12d1-4 permits more types of Fund of Fund arrangements without an exemptive order, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures.

A Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act. The provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by a fund and all affiliated persons of a fund; and (ii) a fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load or service fee that exceeds the limits set forth in Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a Fund of Funds (e.g., 8.5%). In accordance with Rule 12d1-1 under the 1940 Act, the provisions of Section 12(d)(1) shall not apply to shares of affiliated or unaffiliated money market funds purchased by a fund, whether or not for temporary defensive purposes, provided that a fund does not pay a sales charge, distribution fee or service fee as defined in Rule 2341 of the Conduct Rules of FINRA on acquired money market fund shares (or the Adviser must waive its advisory fees in amount necessary to offset any sales charge, distribution fee or service fee).

Exchange-Traded Fund. ETFs are open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Small- and Medium-Sized Companies

To the extent the Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small- and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Foreign Investments

The Fund may make investments in securities of non-U.S. issuers (“foreign securities”).

Depositary Receipts. The Fund reserves the right to invest up to 75% of a Fund’s net assets in Depositary Receipts (“DRs”). DRs include ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of DRs.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs

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quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Foreign Currency Transactions

The Fund may invest in foreign currency exchange transactions. Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a DR’s underlying portfolio securities denominated in that currency. Such changes will affect the Fund to the extent that the Fund is invested in DRs comprised of foreign securities.

To the extent the Fund invests in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the income and appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s yield on such assets. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund’s foreign currency exchange transactions may be conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract.

Taxes. The interest and dividends payable to the Fund on certain of a Fund’s foreign securities may be subject to foreign taxes or withholding, thus reducing the net amount of income available for distribution to Fund shareholders. The Fund may not be eligible to pass through to its shareholders any tax credits or deductions with respect to such foreign taxes or withholding.

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In considering whether to invest in the securities of a non-U.S. company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in non-U.S. companies, foreign countries and depositary receipts will fluctuate from time to time within any limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Emerging Markets. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an underlying Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Risk of Investing In China.

Shanghai-Hong Kong Stock Connect Scheme and Shenzhen-Hong Kong Stock Connect Scheme. The Funds may invest in China A shares through the Shanghai-Hong Kong Stock Connect scheme and/or the Shenzhen-Hong Kong Stock Connect scheme or through additional stock connect programs that may be available in the future (collectively, the “Connect Scheme”).

The Shanghai-Hong Kong Stock Connect scheme is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) and the Shenzhen-Hong Kong Stock Connect scheme is a securities trading and clearing links program developed by HKEx, Shenzhen Stock Exchange (“SZSE”) and ChinaClear. The aim of the Connect Scheme is to achieve mutual stock market access between mainland China and Hong Kong.

The Shanghai-Hong Kong Stock Connect scheme enables Hong Kong and overseas investors (including the Stewart Investors Global Emerging Markets Leaders Fund) to invest in certain eligible China A shares listed on the SSE (“SSE Securities”) through their Hong Kong brokers and a securities trading service company established by The Stock Exchange of Hong Kong Limited (“SEHK”) under the Northbound Trading Link, subject to the rules of the Shanghai-Hong Kong Stock Connect scheme.

The Shenzhen-Hong Kong Stock Connect scheme enables Hong Kong and overseas investors (including the Stewart Investors Global Emerging Markets Leaders Fund) to invest in certain eligible China A shares listed on the SZSE (“SZSE Securities”) through their Hong Kong brokers and a securities trading service company established by SEHK under the Northbound Trading Link, subject to the rules of the Shenzhen-Hong Kong Stock Connect scheme.

At the initial stage of the Shenzhen-Hong Kong Stock Connect scheme, investors eligible to trade shares that are listed on the ChiNext Board of the SZSE (“ChiNext Board”) under Northbound trading will be limited to institutional professional investors (which the Stewart Investors Global Emerging Markets Leaders Fund will qualify as such) as defined in the relevant Hong Kong rules and regulations.

It is expected that the list of eligible securities will be subject to review.

Trading Quota. Trading under the Shanghai-Hong Kong Stock Connect scheme and the Shenzhen-Hong Kong Stock Connect scheme is subject to a daily quota (“Daily Quota”). Northbound Shanghai Trading Link under the Shanghai-Hong Kong Stock Connect scheme, Northbound Shenzhen Trading Link under the Shenzhen-Hong Kong Stock Connect scheme, Southbound Hong Kong Trading Link under the Shanghai-Hong Kong Stock Connect scheme and Southbound Hong Kong Trading Link under the Shenzhen-Hong Kong Stock Connect are respectively subject to a separate set of Daily Quota.

The Daily Quota limits the maximum net buy value of cross-boundary trades under each of the Shanghai-Hong Kong Stock Connect scheme and the Shenzhen-Hong Kong Stock Connect scheme each day. The Northbound Daily Quota is currently set at RMB13 billion for each of the Shanghai-Hong Kong Stock Connect scheme and the Shenzhen-Hong Kong Stock Connect scheme. The Daily Quota may be increased or reduced subject to the review and approval by the relevant PRC regulators from time to time. SEHK monitors the quota and publishes the remaining balance of the Northbound Daily Quota at scheduled times on the HKEx’s website.

Settlement and Custody. Under the Connect Scheme, The Hong Kong Securities Clearing Company Limited (“HKSCC”), a wholly-owned subsidiary of HKEx, is responsible for the clearing, settlement and the provision of depository, nominee and other related services of the trades executed by Hong Kong market participants and investors.

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The China A shares traded through the Connect Scheme are issued in scripless form, so investors will not hold any physical China A shares. Hong Kong and overseas investors who have acquired SSE Securities or SZSE Securities through Northbound trading should maintain the SSE Securities or SZSE Securities with their brokers’ or custodians’ stock accounts with CCASS (the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK).

Corporate Actions and Shareholders’ Meetings. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities and SZSE Securities held in its omnibus stock account in ChinaClear, ChinaClear as the share registrar for SSE and SZSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities and SZSE Securities.

HKSCC will monitor the corporate actions affecting SSE Securities and SZSE Securities and keep the relevant brokers or custodians participating in CCASS (“CCASS participants”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them.

SSE-/SZSE-listed companies usually announce their annual general meeting/extraordinary general meeting information about two to three weeks before the meeting date. A poll is called on all resolutions for all votes. HKSCC will advise CCASS participants of all general meeting details such as meeting date, time, venue and the number of resolutions.

Currency. Hong Kong and overseas investors will trade and settle SSE Securities and SZSE Securities in RMB only. Hence, the Stewart Investors Global Emerging Markets Leaders Fund will need to use RMB to trade and settle SSE Securities and SZSE Securities.

Further information about the Connect Scheme is available online at the website: http://www.hkex.com.hk/eng/csm/chinaConnect.asp?LangCode=en

The Fund shall be allowed to trade SSE Securities and SZSE Securities through the Northbound Trading Link of the Connect Scheme, subject to applicable rules and regulations issued from time to time.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Limited Partnerships and Master Limited Partnerships

The Fund may invest in publicly traded limited partnerships and Master Limited Partnerships (“MLPs”). MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their earnings in distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price may be influenced by general interest rate trends independent of specific underlying

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fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Initial Public Offerings

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Derivatives

Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying asset(s). Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

A Fund investing in derivatives will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by a Fund as well as the clearing broker and clearing houses through which the Fund maintains its futures, exchange-listed and other cleared derivatives. If a counterparty (including a clearing broker or clearing house) becomes bankrupt or otherwise fails to perform its obligations, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

U.S. and non U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act have resulted in, and may in the future result in, substantial regulation of derivative instruments and a Fund’s use of such instruments. Such regulations could, among other things, restrict the Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish mandatory clearing, margin, and reporting requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its portfolio managers might otherwise choose. Regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the EU, the UK, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.

The U.S. Commodity Futures Trading Commission (“CFTC”), certain foreign regulators, and many futures exchanges have established (and continue to evaluate and monitor) speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals, and

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energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with the speculative limits. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser or Sub-Adviser and their affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser or Sub-Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy. The Fund may also be affected by regimes of the European Union and United Kingdom that impose position limits on its trade of commodity derivative contracts.

Rule 18f-4 under the 1940 Act regulates registered investment companies’ use of derivatives and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires that funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Fund is classified as a limited derivatives user under Rule 18f-4 of the 1940 Act. As a limited derivatives user each Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by a Fund without a shareholder vote.

The Fund is operated by the Adviser, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) with respect to the Fund pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, the Adviser (with respect to each Fund) is not subject to registration or regulation as a “commodity pool operator,” under the CEA. To remain eligible for the exclusion, the Fund will be limited in the ability to use or otherwise gain exposure to certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (collectively “commodity interests”). In the event that the Fund’s exposure to commodity interests is not within the thresholds set forth in the exclusion, the Adviser may be required to register as a “commodity pool operator” with the CFTC with respect to the Fund. The Fund’s ability to invest in commodity interests is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting a Fund’s total return.

Risks of Derivatives - While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Derivative Management Risk—If the Adviser incorrectly predicts stock market, interest rate or other market trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.

When-Issued Securities

The Fund may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s NAV. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

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Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limits are applied as of the date the Fund purchases an illiquid investment. It is possible that the Fund’s holding of illiquid investment could exceed the 15% limit, for example as a result of market developments or redemptions.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market pursuant to Rule 144A under the Securities act of 1933, as amended (the “1933 Act”) and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Restricted securities sold in private placement transactions between issuers and their purchasers are neither listed on an exchange nor traded in other established markets and may be illiquid. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. A restricted security may be determined to be liquid under the Fund’s liquidity risk management program established pursuant to Rule 22e-4 depending on market, trading, or investment-specific considerations related to the restricted security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information about an issuer of private placement securities, which may restrict the Fund’s ability to conduct transactions in those securities.

Borrowing

The Fund may be permitted to borrow for temporary purposes, for investment purposes and to more efficiently manage the portfolio. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of their portfolio holdings within three days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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From time to time, the Fund may enter into, and make borrowings for temporary purposes related to the redemption of shares, including under a credit agreement with third-party lenders or the custodian. Such borrowings will be allocated among the series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money from a bank, the Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings, but for which a Fund may not have to have 300% asset coverage.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund to another party, such as a bank or broker-dealer, coupled with their agreement to repurchase the security at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying asset during the term of the agreement. Such transactions can be advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash.

The Fund also may engage in simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying asset pending settlement of a Fund’s repurchase of the underlying asset.

Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. To the extent permitted by applicable law, reverse repurchase agreements, dollar rolls, sale-buybacks and other similar instruments and transactions will not be subject to the Fund’s limitations on borrowings as specified under “Investment Restrictions” below.

Certain trading practices and investments, such as reverse repurchase agreements and similar financing transactions, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Rule 18f-4, when a Fund engages in reverse repurchase agreements and similar financing transactions, a Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See “Derivatives” above.

Large Transactions Risk.

To the extent a large proportion of the shares of a Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, a Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. In addition, a large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions could adversely affect the ability of a Fund to conduct its investment program. For example, they could require a Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. In addition, a Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case a Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. A Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns. A number of circumstances may cause a Fund to experience large redemptions, such as changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Please refer to “Frequent Purchases and Redemptions of Fund Shares” for additional information.

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Sustainability Factor Incorporation

The portfolio manager’s consideration of sustainability factors in each Fund’s investment process could cause a Fund to perform differently compared to similar funds that do not have such factors incorporated into their investment strategies. The Adviser’s sustainability considerations may affect a Fund’s exposure to certain issuers, industries, sectors, and factors that impact the relative financial performance of the Fund – positively or negatively – depending on whether such investments are in or out of favor.

Artificial Intelligence Risk

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.

Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform intellectual tasks that a human can do and includes generative artificial intelligence. Generative artificial intelligence is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output. Typically, users enter questions, queries, or other inputs that prompt the generative artificial intelligence model or tool to produce output. In addition, some software uses generative artificial intelligence to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The Adviser, the Fund and the issuers in which it invests, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating and investment activities. Actual usage of such artificial intelligence will vary. While the Adviser expects from time to time to adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for the Fund, including, potentially, operational errors and investment losses. Additionally, the use of artificial intelligence could impact the market as a whole, including through the use of artificial intelligence by malicious actors for market manipulation, fraud and cyberattacks. The use of artificial intelligence may face regulatory scrutiny in the future, which could limit the development of artificial intelligence and impede the growth of companies that develop and use artificial intelligence.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of the Adviser, the Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.

Investment Restrictions

Fundamental Policies: The investment restrictions numbered 1 through 7 below have been adopted as fundamental policies for each Fund.

1.

A Fund may not issue any class of securities which is senior to a Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money and except as otherwise consistent with applicable law from time to time.

2.	A Fund may borrow money to the extent permitted by applicable law from time to time.

3.

A Fund may not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities or in connection with the purchase of securities directly from the issuer thereof, it may be deemed to be an underwriter under certain federal securities laws.

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4.

A Fund may not purchase any security if as a result 25% or more of a Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries (for purposes of this restriction, bank loans and loan participations will be considered investments in the industry of the underlying borrower, investment companies are not considered to constitute an industry, and (iii) derivatives counterparties are not considered to be part of any industry).

5.

A Fund may make loans, including to affiliated investment companies, except to the extent a Fund is prohibited from doing so by applicable law. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to borrowers, itself or as part of a lending syndicate. A Fund may purchase debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, enter into repurchase agreements, or lend its portfolio securities.

6.	A Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

7.

A Fund will not purchase real estate directly, but may possess, hold, purchase and/or dispose of it in connection with managing or exercising its rights in respect of its investments. A Fund may (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, and acquire (by way of foreclosure or otherwise), hold and/or dispose of real estate that secured, or is otherwise related to, an investment of the Fund. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.)

For purposes of applying the terms of the Fund’s fundamental policy number 4, the Adviser will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which a Fund invests. As a general matter, the Fund considers an industry to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular industry is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular industry or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. However, the Fund does look through each mortgage-backed and asset-backed security to examine the security’s underlying collateral to determine and monitor industry exposure. For purposes of the Fund’s policies (including the Fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

For purposes of the Fund’s policies (including the Fundamental policies discussed above), any actions taken or omitted or investments made in reliance on, or in accordance with, exemptive relief, no action relief, interpretive guidance or other regulatory or governmental action or guidance, shall be considered to have been taken, made, or omitted in accordance with applicable law.

Non-Fundamental Policies:

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions — Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

Other Information Regarding Investment Restrictions and Policies:

Other than the Fund’s 80% investment policy pursuant to the requirements of Rule 35d-1 under the 1940 Act, all percentage limitations and requirements (including those set forth in the fundamental policies discussed above) as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitations or requirements. Such percentage limitations and requirements do not apply to the asset coverage test set forth in Section 18(f)(1) of the 1940 Act.

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The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person.

It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of a Fund’s net assets in securities which are determined to be illiquid by the Fund’s Board of Trustees (the “Board” or the “Trustees”), or persons designated by the Board to make such determinations (such as the Adviser) in accordance with procedures adopted by the Board.

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program to assess and manage its liquidity risk. Under its program, the Fund is required to classify its investments into specific liquidity categories and monitor compliance with limits on investments in illiquid securities. Illiquid investments are generally investments that the Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. A Fund will not invest more than 15% of its net assets in illiquid securities. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operation, and it will not reduce the liquidity risk inherent in a Fund’s investments.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and the Fund seeks to qualify and be eligible for treatment each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 as amended (the “Code”). Compliance with the requirements of the 1940 Act and other applicable law as well as the Fund’s desire to qualify and be eligible for treatment each year as a RIC may limit the Fund’s ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which the Fund may trade. Other accounts managed by the Adviser may invest and perform differently because they may not be subject to the same laws and restrictions as the Fund.

Disclosure of Portfolio Holdings

Through filings made with the SEC on Form N-CSR, the Fund makes their full portfolio holdings publicly available to shareholders on a semi-annual basis. The Fund normally makes such filings on or around the sixtieth day following the end of the Fund’s second and fourth fiscal quarters. The Fund transmits its complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in the Fund’s Form N-CSR filing.

In addition to filings made with the SEC, the Fund intends to make their full portfolio holdings as of the end of each calendar quarter available on the Fund’s website at stewartinvestorsfunds.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that the Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR, or by being posted to the Fund’s website, such holdings may also be disclosed to any third party that requests them.

On a quarterly basis, the complete schedule of the Fund’s portfolio holdings will be filed with the SEC on Form N-PORT and made publicly available. These schedules are available on the SEC website at www.sec.gov and on the Fund’s website at stewartinvestorsfunds.com.

Policies and Procedures. The Trust has adopted policies and procedures with respect to disclosure of the Fund’s portfolio holdings. The Fund may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Fund. Such service providers include Fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Fund nor any service provider to the Fund may disclose material information about the Fund’s holdings, trading strategies implemented or to be implemented in the Fund or about pending transactions in the Fund to other third parties except that information about portfolio holdings may be available to such third parties: (i) by providing a copy of the Fund’s latest Form N-CSR filing or the Fund’s latest Form N-PORT; (ii) in marketing materials, provided the portfolio holdings disclosed in the materials are at least 15 days old, or (iii) when the Fund has a legitimate business purpose for doing so and the recipients are subject to a confidentiality agreement or the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Fund’s Chief Compliance Officer (“CCO”), who will review the arrangement together with the Fund’s President to determine (i) whether the

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arrangement has a legitimate business purpose, (ii) whether the arrangement is in the best interests of the Fund’s shareholders, (iii) whether the information will be kept confidential, (iv) whether sufficient protections are in place to guard against personal trading based on the information, and (v) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Fund’s investment adviser, or any affiliated person of the Fund or the investment adviser. Such disclosures of portfolio holdings information shall be authorized in writing by the Fund’s CCO and President and shall be reported periodically to the Board by the Fund’s CCO. In no event shall such information be disclosed for compensation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser, disclosure to a performance reporting bureau or to a rating agency for use in developing a rating. Examples of instances in which selective disclosure is not appropriate include disclosure to assist a party in deciding when to buy or sell or hedge a position in the Fund or in securities held or under consideration for purchase by the Fund.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

Shares of the Fund

Shares in the Fund are offered in multiple classes. Each Fund is currently authorized to issue Select Shares and Investor Shares. The differences between the share classes are summarized in the Prospectus under the heading “How to Buy Shares – Share Classes.” The procedures for purchasing shares of the Fund are summarized in the Prospectus under “How to Buy Shares,” and the procedures for redeeming shares of the Fund are summarized in the Prospectus under “How to Redeem Shares.”

Management of The Trust

Board Leadership Structure. The Board of Trustees consists of four Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. Lloyd Wennlund, is an Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Fund and may also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established two standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee and the Governance Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Adviser and Administrator in the day-to-day management of the Fund’s affairs, the extent to which the work of the Board is conducted through the Committees, the asset classes in which the Fund invests, and the management and other service arrangements of the Fund. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight. The Fund has retained the Adviser to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from the Fund’s investments. The Board oversees the performance of these functions by the Adviser. The Board expects to receive from the Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also regularly receives, from the Adviser and Administrator reports regarding the sale of the Fund’s shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Fund’s investment operations to receive reports regarding the portfolio management of the Fund, its performance, and its investment risks.

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The Board has appointed a CCO. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (the “Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board of Trustees. The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Datum One Series Trust c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, Attn: Board of Trustees, Datum One Series Trust.

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/March, 2020 to present	Advisory Board Member, MGX Beverage Group 2019 to present; Independent Contractor 2018, to present.	12	Amalgamated Financial Corporation and Amalgamated Bank, 2021 to present.
Patricia A. Weiland Year of Birth: 1959	Trustee	Indefinite/March, 2020 to present	Independent Contractor, January 2024 to present; Consultant, PAW Consulting LLC, 2014 to 2022.	12	None.
Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/March, 2020 to present	Independent Contractor, June 2017 to present.	12	Calamos Funds (75 Funds), 2018 to present.

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Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns(1) Year of Birth: 1976	Trustee	Indefinite/March, 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	12	None

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address* and Year of Birth of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/March, 2020 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company 2007 to 2018.

Gregory T. Mino Year of Birth: 1971	Vice President	Indefinite / December, 2023 to present

Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2024 to present; Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2020 to 2024.

Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/August 2022 to present	Senior Principal Consultant, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2016 to present.
Tracy L. Dotolo Year of Birth: 1976	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite/March, 2020 to present

Director, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2025 to present; Senior Principal Consultant, Foreside Fund Officer Services, LLC (doing business as ACA Group), 2016 to 2025.

Stefania C. Suciu Year of Birth: 1979	Secretary	Indefinite/June 2025 to present

Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2019 to present; Officer Global Fund Services Fund Governance Solutions, The Northern Trust Company 2015 to 2019.

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Name, Address* and Year of Birth of Officer	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/ June 2025 to present

Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021; Assistant Secretary of Advisers Investment Trust, 2021 to March 2023.

*	Each Officer may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

JoAnn Lilek – Ms. Lilek is an experienced corporate board director and executive for both public and private companies. She brings substantial experience in the financial services industry. She currently serves as a Qualified Audit Committee Financial Expert and audit committee chair of a publicly traded bank holding company.

Patricia Weiland – Ms. Weiland brings substantial experience in the financial services industry, having served as an executive officer to a financial services firm. She has experience with mutual funds, compliance and fund governance, operations, banking, wealth management, and trust services working in an executive capacity.

Lloyd Wennlund – Mr. Wennlund is a financial services executive with expertise in all aspects of asset management and broker-dealer functions. He brings extensive experience with respect to the operation of investment funds. He has served in key leadership roles, including as an independent director to a global asset management firm.

Interested Trustees:

Ryan Burns – Mr. Burns brings substantial experience in the financial services industry. He currently serves as the Head of Global Fund Services (Americas) for The Northern Trust Company.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the U.S. Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Ms. Lilek. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and the Adviser and its affiliates and the possible effect of those services on the independence of those accountants. During the fiscal year ended March 31, 2026 the Audit Committee held two meetings.

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Governance Committee. The Governance Committee is composed of all of the Independent Trustees of the Trust and is responsible for oversight of the governance of the Fund. The Governance Committee will make nominations for independent trustee membership on the Board when necessary and consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A, review periodically Board governance practices and procedures and, as well as, the responsibilities and charters of each committee of the Board. Ms. Weiland serves as Chair of the Governance Committee. During the fiscal year ended March 31, 2026 the Governance Committee held one meeting.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust as of December 31, 2025, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
“Independent” Trustees
JoAnn S. Lilek	None	None
Patricia A. Weiland	None	$1-$10,000
Lloyd A. Wennlund	None	Over $100,000
“Interested” Trustee
Ryan D. Burns	None	None

*	The Fund had not commenced operations as of December 31, 2025.

To the Trust’s knowledge as of a recent date, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment Adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment Adviser or principal underwriter of the Trust.

Trustees’ Compensation

The Independent Trustees received an annual retainer of $100,000 divided into four quarterly payments for their services as Independent Trustees of the Trust.. The retainer includes six meetings per year and, after six meetings, the Independent Trustees are paid $2,500 for each additional meeting.

The following table sets forth the compensation paid to the Independent Trustees for the fiscal year ended March 31, 2026. The Trust has no retirement or pension plans. Trustees who are deemed “Interested Trustees” of the Trust and the officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Adviser, Northern Trust, Foreside, or its affiliates.

Name of Trustee	Aggregate Compensation from the Fund*	Total Compensation from Trust and Fund Complex to be Paid to Trustee
JoAnn S. Lilek	$0	$105,000
Patricia A. Weiland	$0	$105,000
Lloyd A. Wennlund	$0	$106,250
Ryan D. Burns	$0	$0

*	Because the Fund had not commenced operations as of the Fund’s fiscal year end of March 31, 2026, the Independent Trustees did not receive compensation from the Fund during the last fiscal year.

The Declaration of Trust provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to, amounts reasonably

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incurred in connection with the defense or disposition of any threatened, pending or contemplated action, suit or other proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal before any court or administrative or legislative or other body, in which they may be or may have been involved as a party or otherwise, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they (i) have not acted in good faith, (ii) not to have acted in the reasonable belief that their actions were in or not opposed to the best interests of the Trust (iii) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (iv) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund’s Adviser, custodian, transfer agent and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This SAI has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither the Prospectus, this SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Control Persons and Principal Holders of Securities

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act.

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s Fundamental policies or the terms of the Investment Advisory Agreement with the Adviser.

The Fund had not yet commenced operations as of July 1, 2026. Therefore, as of July 1, 2026, no person owned beneficially or of record 5% or more of a class of the Fund’s outstanding shares, no shareholder owned more than 25% of the shares of the Fund, and the officers and trustees of the Trust as a group beneficially owned no shares of any class of the Fund.

The Investment Adviser and Administrator

First Sentier Investors (US) LLC, located at 10 East 53rd Street, 21st Floor, New York, New York, 10022, acts as investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) with the Trust. The Adviser is 100% owned by the Mitsubishi UFJ Financial Group, Inc., therefore the Mitsubishi UFJ Financial Group, Inc. is a control person of the Adviser.

Stewart Investors is a semi-autonomous business and is a trading name of First Sentier Investors (US) LLC, First Sentier Investors (Australia) IM Limited, First Sentier Investors (UK) IM Limited, and their affiliates. These companies are collectively known as First Sentier Investors.

The Stewart Investors comprises investment professionals located in Edinburgh, London, Singapore and Sydney. Each team member is a generalist analyst first and foremost and is responsible for generating investment ideas and participates in all aspects of the investment process, including research, analysis, engagement, monitoring and voting decisions. Some team members have additional portfolio management responsibilities. Collectively the team aims to build portfolios of high quality companies which are well positioned to contribute to, and benefit from sustainable development.

First Sentier Investors (UK) IM Limited, is located at 23 St Andrew Square, Edinburgh, EH2 1BB, United Kingdom has been engaged as sub-adviser to manage the investments of the Stewart Investors Global Emerging Markets Leaders Fund. First Sentier Investors (UK) Limited IM is a United Kingdom domiciled investment adviser regulated by the United Kingdom

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Financial Conduct Authority and registered with the SEC and is an affiliate of the Adviser. First Sentier Investors (UK) IM Limited is 100% owned by the Mitsubishi UFJ Financial Group, Inc., therefore the Mitsubishi UFJ Financial Group, Inc. is a control person of First Sentier Investors (UK) IM Limited.

Investment Management Agreement. Under the Investment Management Agreement the Adviser, at its expense, provides the Fund with investment advisory and related services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Fund, and in addition, at its expense, provides the Fund with certain services necessary for the operation of the Fund.

The Investment Management Agreement has been approved by the Board, including the Independent Trustees and by the initial shareholder of the Fund. Information regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first shareholder report following commencement of operations.

Management Fees. Under the Investment Management Agreement, the Adviser is required to provide the Fund with a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents, in the Fund, in accordance with the investment objective, policies and restrictions of the Fund, and to determine, for the Fund, what securities and other investments shall be purchased, retained or sold, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish.

For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets as provided in the table below.

Management Fee Rate (as % of average daily net assets)
Stewart Investors Global Emerging Markets Leaders Fund	0.65%

The Adviser oversees the investment advisory services provided to the Fund. Pursuant to the Sub-Investment Management Agreement, and under the supervision of the Adviser and the Board, First Sentier Investors (UK) IM Limited is responsible for the day-to-day investment management of the Fund. First Sentier Investors (UK) IM Limited is compensated by the Adviser from the management fees paid to the Adviser.

The amount paid to First Sentier Investors (UK) IM Limited is based on the Adviser’s internal transfer pricing policy (discussed below). The percentage of compensation First Sentier Investors (UK) IM Limited receives from the Adviser is provided in the table below and is based on each Fund’s daily net assets, subject to adjustment according to the Adviser’s transfer pricing methodology.

	Base Subadvisory Fee	Contractual Management Fee
Stewart Investors Global Emerging Markets Leaders Fund	Manager will use transfer pricing to compensate FSI (UK) IM Ltd, which will be approximately 0.27%	0.65%

The Adviser is a multi-national business and is therefore required to apportion net profit or loss before tax among the countries where it conducts business in a manner that fairly reflects where the effort giving rise to the profit or loss takes place. This is called “transfer pricing” and is required to ensure that the Adviser pays appropriate taxes in countries where it conducts business. On a regular basis (quarterly or monthly) the Adviser analyzes the total revenues of the group of companies and apportions it among the various entities in the group based on a methodology that has been recommended by external auditors to comply with relevant tax regulations.

Currently the method of apportionment used is the “proportional weighted effort method.” This method uses remuneration of the individuals providing the service as a proxy for effort (the highest earner being 1 unit of effort and all others being a proportion of that). Revenue is apportioned around the jurisdictions by calculating the total effort spent on each Fund and then applying this by individuals’ locations. Based on the percentages calculated, the entity that has contracted with the Fund (client) will then pay out a portion of its revenue to the other jurisdictions.

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After an initial two-year period, the Investment Management Agreement and Sub-Investment Management Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Investment Management Agreement and Sub-Investment Management Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement and Sub-Investment Management Agreement may be terminated at any time, without penalty, by either party to the Investment Management Agreement and Sub-Investment Management Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

The Adviser makes available to the Trust, without additional expense to the Trust, investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Adviser will pay all expenses incurred by it in connection with its activities. A Fund is responsible for all of its other expenses, which may include all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities and other investments for its own account. A Fund shall pay its pro rata share of expenses of its operation related to the following: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its, transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses in determination of daily price computations; all charges of legal counsel and of independent accountants; all compensation of independent Trustees and all expenses incurred in connection with their services to a Fund; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of a Fund or of the Board of Trustees; all expenses of shareholder meetings; all expenses of typesetting of each Fund’s prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other similar taxes; all expenses of printing and mailing certificates for shares of a Fund; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all expenses of qualifying and maintaining qualification of shares of a Fund under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate; and all expenses of maintaining the registration of the Trust under the 1933 Act and the 1940 Act.

The Investment Management Agreement provides that the Adviser shall not be subject to any liability to the Trust or to any shareholder for any act or inaction of the Adviser relating to any event whatsoever, in the absence of bad faith, willful misfeasance or negligence, in the performance of, or the reckless disregard of, its duties or obligations.

The Investment Management Agreement may be terminated as to a Fund at any time (i) on 60 days’ written notice or (ii) upon material breach by a party of any representations or warranties set forth in the Investment Management Agreement, if such breach has not been cured within 20 days after written notice of such breach, in each case without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund) or by the Adviser. The Trust may terminate the Investment Management Agreement immediately if, in the reasonable judgment of the Trust, the Adviser becomes unable to discharge its duties and obligations under the agreement, including circumstances such as insolvency of the Adviser or other circumstances that could adversely affect the Fund. The Investment Management Agreement will immediately terminate in the event of its assignment.

Administrative Services. The Trust, on behalf of the Fund, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides Fund accounting and administrative services necessary for the operation of the Fund. The Administrator provides the Fund with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon at least ninety days prior written notice to the other party.

Under the Administration and Accounting Services Agreement, the Fund will pay the Administrator out of its assets an annual fee based on a Fund’s aggregate net assets. On the first $200 million, a 0.00575% fee shall apply; on the next $300 million, a 0.00475% fee shall apply; on the next $500 million, a 0.00275% fee shall apply, and over $1 billion, a 0.00275% fee shall apply.

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Portfolio Manager

Other Accounts Managed. The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2026.

Stewart Investors Global Emerging Markets Leaders Fund

Rasmus Nemmoe

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	$0	$0
Other Pooled Investment Vehicles	9	0	$1,608,726,258	$0
Other Accounts	4	1	$1,183,824,342	$54,060,356

Material Conflicts of Interest.

Throughout this section entitled “Material Conflicts of Interest,” “Adviser” refers to both the Adviser and First Sentier Investors (UK) IM Limited with respect to the Fund.

The following summarizes the policies of the Adviser for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Adviser has adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Adviser seeks to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Adviser conflicts with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Adviser conflicts with those of another of the Adviser’s clients (client vs. client conflicts). The Adviser has policies and arrangements in place to identify and manage conflicts of interest that may arise between the Adviser and its clients or between the Adviser’s different clients. The Adviser has a policy of independence that requires the Adviser’s staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

The Adviser places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of the Adviser conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions. The Adviser acts as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Adviser may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Adviser’s remuneration based thereon, the Adviser will at all times have regard to its obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal. The Adviser may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Adviser’s return on investment in a client fund will be determined by reference to the investment decisions the Adviser makes for such client fund. The Adviser’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments. Certain directors and employees of the Adviser or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, or, in the case of joint ventures, hold shares or other investments in an affiliated company.

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Client vs. client conflicts

Aggregation of transactions in investments. The Adviser may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments. Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Adviser’s clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Adviser’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients. The Adviser may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Adviser or an affiliated company is the manager or investment manager (for example for a Fund of Funds).

The Adviser may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Adviser determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice. In providing the above set of principles through which the Adviser intends to manage any potential conflicts of interest, the Adviser intends that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Adviser makes no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Adviser and any client.

Portfolio Manager Compensation. The portfolio manager’s compensation is comprised by the following three constitute parts:

1.	Base salary: Salaries are reviewed annually using the McLagan salary survey to ensure it remain competitive within the industry.

2.

Bonus (short-term incentive payment): The bonus is an annual award paid in cash. It is almost entirely quantitative in nature and is based on investment performance of client portfolios, measured over three- and five-year rolling periods, reflective of the investment teams longer-term investment approach. The portfolio manager is not only remunerated on the performance of portfolios for which he has specific responsibility relative to the benchmark, but also on the collective performance of the broader team portfolios (through the use of a composite of representative funds).

3.

Profit share (long-term incentive plan): The portfolio manager shares in the profits generated by the investment team, which forms the pool for the long-term incentive plan, which is allocated individually. Allocations granted under the plan vest after three years and at least 50% must be invested in the funds that the investment team manage. This is designed so that every team member has a significant part of their net worth invested in the team’s portfolios.

Ownership of Securities–The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund’s portfolio managers as of March 31, 2026.

Fund and Portfolio Manager	Investment Range
Stewart Investors Global Emerging Markets Leaders Fund
Rasmus Nemmoe	None

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Brokerage Allocation and Other Practices

Throughout this section entitled “Brokerage Allocation and Other Practice,” “Adviser” refers to both the Adviser and First Sentier Investors (UK) IM Limited with respect to the Fund.

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.

In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a clients appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

As the Fund had not commenced operations as of the most recently completed fiscal year end of March 31, 2026, the Adviser had not directed the Fund’s brokerage transactions to a broker because of the receipt of research services during the fiscal year. As the Fund had not commenced operations as of the most recently completed fiscal year end of March 31, 2026, the Fund had not acquired securities of its regular brokers or dealers during the fiscal year.

Marketing and Support Payments

The Adviser, out of its own resources and without additional cost to the Fund or the shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

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The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual Fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund’s shares.

Distribution of Trust Shares

Distributor and Distribution Contract

The Trust, on behalf of the Fund, has entered into a distribution agreement (the “Distribution Agreement”) under which Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC, dba ACA Group (“Distributor”), with principal offices at 190 Middle Street, Suite 301, Portland, Maine 04101, as agent, distributes the shares of the Fund on a continuous basis. During the continuous public offering of shares of the Fund, the Distributor shall use commercially reasonable efforts to distribute the shares. The Distributor has no obligation to sell any specific quantity of either Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Adviser pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement (the “Distribution Services Agreement”) with the Distributor under which it makes payments to the Distributor in consideration for certain distribution related services. The payments made by the Adviser to the Distributor under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders. The Distribution Agreement provides that the Trust will indemnify the Distributor against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by the Distributor, or those resulting from the willful misfeasance, bad faith or negligence of the Distributor, or the Distributor’s breach of confidentiality.

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) with respect to the Investor Shares of a Fund under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services. Such services include: (1) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (2) providing shareholders with a service that invests the assets of their accounts in shares of a Fund pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments from a Fund on behalf of shareholders; (4) providing information periodically to shareholders showing their positions; (5) arranging for bank wires; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of a Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. As compensation for the provision of shareholder services, each Fund may pay a monthly fee up to an annual rate of 0.10% of the average daily net assets of the Investor Shares of a Fund.

Share Purchases and Redemptions

The Trust reserves the right to involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to a Fund and its shareholders or the Transfer Agent. Additionally, subject to applicable law, the Trust reserves the right to involuntarily redeem an account at a Fund’s then current NAV, in cases of disruptive conduct, suspected fraudulent or illegal activity, inability to verify the identity of an investor, or in other circumstances where redemption is determined to be in the best interest of the Trust and its shareholders.

The Trust, Northern Trust and their agents also reserve the right, without notice, to freeze any account and/or suspend account services when: (i) notice has been received of a dispute regarding the assets in an account, or a legal claim against an account; (ii) upon initial notification to Northern Trust of a shareholder’s death until Northern Trust receives required documentation in correct form; or (iii) if there is reason to believe a fraudulent transaction may occur or has occurred.

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Other Information Regarding Purchases and Redemptions

The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments in the Fund as it does not have access to the information necessary to assess your financial situation.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, service organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Fund, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this SAI. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this SAI) regarding (i) the timing of purchase or redemption orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Trust by calling 312-557-3511 or 833-748-1830 (toll free).

Shares of the Fund may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of the Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of the Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Share purchases are accepted subject to collection of checks at full value and conversion into federal Funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal Funds within five business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal Funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal Funds.

The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

You may connect your Fund account(s) with a bank account for subsequent purchases, redemptions and other transactions in Fund shares. Such arrangements must be requested on your Account Application. To link to your bank account, you may need to have all shareholders of record sign the Account Application and have those signatures guaranteed. See “Signature Guarantee” below. Trading privileges will apply to each shareholder of record for the account unless and until the transfer agent receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new application signed by all owners of record of the account, with all signatures guaranteed. The Trust and the transfer agent may rely on any telephone or other electronic instructions believed to be genuine, valid, and authorized and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust reserves the right to amend, suspend or discontinue any such arrangements at any time without prior notice. You cannot link your bank account if you hold your shares of a Fund through a broker in a “street name” account or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for as described in the Prospectus, a “medallion” signature guarantee will be required. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. Signature guarantees from financial institutions that are not participating in the Stamp 2000 Medallion Guarantee program will not be accepted. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in this program. The Trust reserves the right to modify its signature guarantee standards at any time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Trust’s transfer agent for additional details regarding the Trust’s signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Trust’s transfer agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

REGULAR MAIL
Stewart Investors Funds
c/o The Northern Trust Company
PO Box 4766
Chicago, IL 60680-4766

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OVERNIGHT OR EXPRESS MAIL
Stewart Investors Funds
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

Transfer on Death Registration. The Trust may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Trust in accordance with the Uniform TOD Security Registration Act will govern the registration. The Trust may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Trust may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registration.

Special Arrangements of Financial Intermediaries. Brokers, dealers, banks and other financial intermediaries provide varying arrangements for their clients to purchase, exchange and redeem Fund shares. Some may establish higher minimum investment requirements than specified in the Prospectus or this SAI. Financial intermediaries may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Financial intermediaries also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial intermediary. In addition, certain privileges with respect to the purchase, exchange and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Determination of Net Asset Value

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Securities for which quotations are either (1) not readily available or (2) determined to not accurately reflect their value are valued at their fair value using procedures set forth herein. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange, and then the secondary exchange. The NASD National Market System is considered an exchange. Mutual Fund investments will be valued at the most recently calculated (current day) NAV. In the event an approved pricing service is unable to provide a readily available quotation, as outlined above, the Fund accountant will contact the Adviser and ask them to provide an alternative source, such as a broker who covers the security and can provide a daily market quotation. Securities for which quotations are (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the Adviser’s Fair Value Committee using the following procedures approved by the Board.

Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved independent pricing service based on their proprietary calculation models. These securities are considered to be fair valued. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

A significant event is defined as an event that has materially affected the value of a Fund’s securities. When determining whether a significant event has occurred, there must be a reasonably high degree of certainty that an event actually has caused the closing market price of the securities to no longer reflect their value at the time set for a Fund’s NAV calculation. There also should be a reasonably high degree of certainty regarding how the event has affected the value of the securities. In

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addition, the need to assess the impact of any significant events arises only when the event occurs after the close of the relevant market or cessation of trading in the particular security but before a Fund’s closing (normally 4:00pm ET). Any significant event that occurs while trading is ongoing in the affected security prior to a Fund’s closing will be reflected in its market price.

Once it has been determined that a significant event has taken place, the Adviser’s Fair Value Committee will make a determination of the fair value price for the impacted securities. A list of factors that may be relevant in determining the value of securities include: type of security, financial statements, cost basis; fundamental analytical data relating to the investment and the market; nature and duration of any restrictions on disposition of the securities; forces that influence the market in which the securities are purchased or sold; discount from market value for unrestricted securities of the same class from the same issuer at the time of purchase for restricted securities; existence of registration rights on restricted securities; existence of merger proposals or tender offers or other types of “exit” strategies that could affect the value of the securities; volume and depth of public trading in similar securities of the issuer or similar companies; expectation of additional news about the company, expectation of court action, market activity, or government intervention; past experience and other market and industry factors/information available; conventional wisdom regarding the long-term outlook of the issuer and other relevant information.

Redemption In Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions or taxes, on the sale or other disposition of the securities received from the Fund. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind.

Taxes

The following discussion of U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. In addition, the Biden Administration has announced that it is contemplating legislation that may result in significant changes to the Code, which could potentially have retroactive effect. These changes may significantly alter the after-tax return of a Fund’s shareholders. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Taxation of the Fund

The Fund intends to elect to be treated as regulated investment companies (“RICs”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things:

1)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

2)

diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, (x)

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in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that a Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

3)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, a Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment under the Code.

Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. Each Fund intends to distribute any net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Any taxable income including any net capital gain retained by a Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long- term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the

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taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses, the Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year. If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid the imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code.

Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of a Fund’s shares below the shareholder’s cost basis in those shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

A dividend paid to shareholders in January generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

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In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in derivatives generally is not eligible for treatment as qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of a Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) are eligible to be treated as qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income are treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

In general, dividends of net investment income received by corporate shareholders of a Fund qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed Funds)). The Fund generally does not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by a Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares.

Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

If, in and with respect to any taxable year, a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

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Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.

Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption of Fund shares, a Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Fund’s Prospectus for more information.

Tax Implications of Certain Fund Investments

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of a Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by a Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by a Fund expires unexercised, a Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Other Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules

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(e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, they may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

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At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation; when a Fund may cease to accrue interest, OID or market discount; when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Mortgage-Related Securities. The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing Fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of a Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.

Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Book-Tax Differences. Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, a Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net

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tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income, if any), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Taxation

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations. imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if the Fund was eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

36

Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. The Fund has chosen not to apply the withholding exemption to qualifying Fund distributions made to direct shareholders but may provide the reporting to such shareholders. In this case, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold Fund shares through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the Fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund distributions. Please consult your tax advisor for more information about these rules.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

37

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more in any single taxable year, or $4 million in any combination of taxable years, or a corporate shareholder recognizes $10 million or more in a taxable year, or $20 million in any combination of taxable years, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

Custodian

The Northern Trust Company (the “Custodian”), 50 South LaSalle Street, Chicago, IL 60603, is the custodian of the assets of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

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Transfer Agent

The Northern Trust Company (the “Transfer Agent”), 50 South LaSalle Street, Chicago, IL 60603, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Trust’s independent registered public accounting firm, provides audit services to the Trust. An affiliate of Deloitte & Touche LLP provides tax compliance and tax consulting services to the Trust. Deloitte & Touche LLP’s address is 111 South Wacker Drive, Chicago, Illinois 60606-4301.

Code of Ethics

The Trust, the Adviser and Foreside Financial Group, LLC (d/b/a ACA Group) have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Proxy Voting Policies and Procedures

The Fund has delegated the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Adviser will vote proxies based on its view of what is best for the long-term investors in the companies in question. The Adviser maintains written policies and procedures regarding proxy voting and makes appropriate disclosures about its proxy policy and practice. The policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies, and disclose any potential conflicts of interest as well as information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Voting Guidelines

The Adviser will vote proxies in accordance with its view of the long term best interests of the company’s shareholders, which, in the Adviser’s view, is in the best interests of its clients. In the absence of specific voting guidelines from a client, the Adviser’s policy is to vote all proxies from a specific issuer the same way for all clients.

The Fund will file Form N-PX, with the Fund’s complete proxy voting record for the most-recent twelve months ended June 30. The Fund’s Form N-PX is available without charge, upon request, by calling 312-557-3511 or 833-748-1830 (toll free) and on the SEC’s web site at www.sec.gov.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Financial Statements

Financial information about the Fund is not provided because the Funds had not commenced operations as of the most recently completed fiscal year end of March 31, 2026.

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Appendix A

Nominating Procedures

The Committee will recommend qualified candidates to the Board as the need arises. Recommendations to the Board shall be accompanied by a report outlining the skills, experiences and attributes considered by the Committee in evaluating the candidate. The report should be accompanied by a Trustee and Officer Questionnaire completed by the candidate. Should a shareholder of the Trust wish to present one or more candidates for Trustee of the Trust for consideration by the Governance Committee, the Secretary of the Trust will forward the shareholder communication to the Chairperson of the Committee for evaluation.

Each signed written request shall contain the following information:

(a)	Name and address of the shareholder (or if a group of shareholders, the names and addresses of each member of the group of shareholders) submitting the candidate(s);

(b)	The number of shares owned by the shareholder (or group of shareholders) submitting the candidate(s);

(c)	The Fund or Funds of the Trust which are the issuer(s) of these shares;

(d)	If the shares are owned indirectly through a broker or other record owner, the name(s) of such broker or other record owner;

(e)

Whether the shareholder (or if a group of shareholders, each member of the group) and the candidate or candidates that the shareholder is proposing consent to being identified in any proxy statement utilized in connection with the election of Trustees;

(f)

The name or names of the candidate(s) for Trustee that the shareholder is proposing, together with comprehensive and appropriate background information about the candidate(s) to permit an evaluation against the criteria set forth in Exhibit A; and

(g)

A representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence, that the Governance Committee may request.

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PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Incorporation.

(i)  Agreement and Declaration of Trust dated February 28, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(ii)  Amended and Restated Agreement and Declaration of Trust dated March 3, 2020 which was filed as an Exhibit to the Registrant’s Form  N-1A dated March 10, 2020 is hereby incorporated by reference.

(iii)  First Amendment to the Amended and Restated Agreement and Declaration of Trust dated December  5, 2023 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 9 dated February 15, 2024 is hereby incorporated by reference.

(iv)  Second Amendment to the Amended and Restated Agreement and Declaration of Trust dated February  27, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 10 dated March 15, 2024 is hereby incorporated by reference.

(v)  Third Amendment to the Amended and Restated Agreement and Declaration of Trust dated August  27, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 17 dated November 13, 2024 is hereby incorporated by reference.

(vi)  Fourth Amendment to the Amended and Restated Agreement and Declaration of Trust dated February  25, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 20 dated May 29, 2025 is hereby incorporated by reference.

(vii) Fifth Amendment to the Amended and Restated Agreement and Declaration of Trust dated December 16, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 27 dated February 27, 2026 is hereby incorporated by reference.

(viii) Second Amended and Restated Agreement and Declaration of Trust dated February 24, 2026 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 27 dated February 27, 2026 is hereby incorporated by reference.

(b) By-Laws.

(i)  By-Laws dated February 28, 2020 which were filed as an Exhibit to the Registrant’s Form N-1A dated May  13, 2022 is hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(i) Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Second Amended & Restated Agreement and Declaration of Trust

(ii) Article 9 (Issuance of Shares and Share Certificates) of the Amended & Restated By-laws

(d) Investment Advisory Contracts.

(i)  Investment Management Agreement between the Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund, dated March  3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(ii)  Amended Schedule A dated November  8, 2022 to the Investment Management Agreement between the Registrant and Polar Capital LLP which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(iii)  Second Amended Schedule A dated May  20, 2025 to the Investment Management Agreement between the Registrant and Polar Capital LLP, on behalf of Polar Capital Emerging Market Stars Fund and Polar Capital Emerging Market Ex-China  Stars Fund which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 22 dated July 25, 2025 is hereby incorporated by reference.

(iv)  Investment Management Agreement between the Registrant and Polar Capital LLP, on behalf of Polar Capital International Small Company Fund, dated June 25, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 13 dated June 28, 2024 is hereby incorporated by reference.

(v)  Investment Management Agreement between the Registrant and Brandes Investment Partners, L.P., on behalf of the Funds advised by Brandes Investment Partners, L.P. which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 11 dated May 1, 2024 is hereby incorporated by reference.

(vi) First Amended Schedule A dated July 29, 2026 to the Investment Management Agreement between the Registrant and Brandes Investment Partners, L.P., on behalf of the Funds advised by Brandes Investment Partners, L.P. which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 28 dated July 24, 2026, is hereby incorporated by reference.

(vii) Investment Sub-Advisory  Agreement between Polar Capital LLP and Polar Capital (America) Corporation, on behalf of the Polar International Small Company Fund, dated September  6, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 16 dated September 16, 2024 is hereby incorporated by reference.

(viii) Amended  & Restated Investment Management Agreement between the Registrant and First Sentier Investors (US) LLC, on behalf of the Funds advised by First Sentier Investors (US) LLC, dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(ix)  Investment Sub-Advisory  Agreement between First Sentier Investors (US) LLC and First Sentier Investors (Australia) IM Ltd, on behalf of the Funds sub-advised by First Sentier Investors (Australia) IM Ltd, dated December  4, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(x)  Amended Schedule A and B to the Investment Sub-Advisory  Agreement between First Sentier Investors (US) LLC and First Sentier Investors (Australia) IM Ltd, on behalf of the Funds sub-advised by First Sentier Investors (Australia) IM Ltd, dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(xi) Investment Sub-Advisory  Agreement between First Sentier Investors (US) LLC and First Sentier Investors (UK) IM Limited, on behalf of the Stewart Investors Global Emerging Markets Leaders Fund, dated December 4, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(e) Underwriting Contracts.

(i)  Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated March  3, 2020 and Form of Dealer Agreement which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

(ii)  First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated July  2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

(iii)  Novation of Distribution Agreement between the Registrant and Foreside Financial Services, LLC was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(iv)  First Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated November  8, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(v)  Second Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated April  8, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 11 dated May 1, 2024 is hereby incorporated by reference.

(vi)  Third Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated May  22, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 13 dated June 28, 2024 is hereby incorporated by reference.

(vii)  Fourth Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated December  4, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(viii)  Fifth Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(ix) Sixth Amendment to the Distribution Agreement between the Registrant and Foreside Financial Services, LLC dated February 24, 2026 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 27 dated February 27, 2026 is hereby incorporated by reference.

(x)  Distribution Services Agreement between Polar Capital LLP and Foreside Financial Services, LLC dated March  3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

(xi)  First Amendment to Distribution Services Agreement between Polar Capital LLP and Foreside Financial Services, LLC dated July  2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

(xii)  Distribution Services Agreement between Brandes Investment Partners, L.P. and Foreside Financial Services, LLC dated July  1, 2024 which was filed as an Exhibit to the Registrant’s Form N-1A dated August 5, 2024 is hereby incorporated by reference.

(xiii)  Distribution Services Agreement between First Sentier Investors (US) LLC and Foreside Financial Services, LLC dated December  17, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(i)  Custody Agreement between the Registrant and The Northern Trust Company dated March  3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(ii)  Amendment to the Custody Agreement between the Registrant and The Northern Trust Company dated July  2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

(iii)  Amendment to the Custody Agreement between the Registrant and The Northern Trust Company dated November  9, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(iv)  Amendment to the Custody Agreement between the Registrant and The Northern Trust Company dated March  8, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 10 dated March 15, 2024 is hereby incorporated by reference.

(v)  Amendment to the Custody Agreement between the Registrant and The Northern Trust Company dated June  14, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 13 dated June 28, 2024 is hereby incorporated by reference.

(vi)  Amendment to the Custody Agreement between the Registrant and The Northern Trust Company dated December  5, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(vii)  Amendment to the Custody Agreement between the Registrant and The Northern Trust Company dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(viii)  Amended and Restated Custody Agreement between the Registrant and The Northern Trust Company dated October 1, 2025 was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 26 dated November 3, 2025 is hereby incorporated by reference.

(ix) Amendment to the Amended and Restated Custody Agreement between the Registrant and The Northern Trust Company dated February 24, 2026 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 27 dated February 27, 2026 is hereby incorporated by reference.

(h) Other Material Contracts.

(i)  Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated March  8, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 10 dated March 15, 2024 is hereby incorporated by reference.

(ii)  Amendment to the Amended and Restated Transfer Agency and Service Agreement dated June  14, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 13 dated June 28, 2024 is hereby incorporated by reference.

(iii)  Amendment to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated December  5, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(iv)  Amendment to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(v) Amendment to the Amended and Restated Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated February 24, 2026 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 27 dated February 27, 2026 is hereby incorporated by reference.

(vi)  Fund Officer Agreement between the Registrant and Foreside Fund Officer Services, LLC dated March  3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated April 15, 2020 is hereby incorporated by reference.

(vii)  First Amendment to the Fund Officer Agreement between the Registrant and Foreside Fund Officer Services, LLC dated August  5, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 16 dated September 16, 2024 is hereby incorporated by reference.

(viii)  Second Amended and Restated Expense Limitation Agreement between Registrant and Polar Capital LLP, on behalf of the Polar Capital Emerging Markets Stars Fund, dated July 13, 2021 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 3 dated July 28, 2021 is hereby incorporated by reference.

(ix)  First Amended Schedule A to the Second Amended and Restated Expense Limitation Agreement between the Registrant and Polar Capital LLP, on behalf of the Polar Capital Emerging Market Stars Fund and Polar Capital Emerging Market Ex-China Stars Fund, dated November 8, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(x) Amended  & Restated Expense Limitation Agreement between Registrant and Polar Capital, LLP, on behalf of Polar Capital International Small Company Fund, dated July  1, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 22 dated July 25, 2025 is hereby incorporated by reference.

(xi)  Amended & Restated Expense Limitation Agreement between Registrant and Brandes Investment Partners, L.P., on behalf of the Funds advised by Brandes Investment Partners, L.P., dated July 1, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 22 dated July 25, 2025 is hereby incorporated by reference.

(xii) Amended Schedule A dated July 29, 2026 to the Amended & Restated Expense Limitation Agreement between Registrant and Brandes Investment Partners, L.P., on behalf of the Funds advised by Brandes Investment Partners, L.P which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 28 dated July 24, 2026, is hereby incorporated by reference.

(xiii) Amended  & Restated Expense Limitation Agreement between Registrant and First Sentier Investors (US) LLC, on behalf of the Funds advised by First Sentier Investors (US) LLC, dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(xiv) Amended Schedule A dated May 18, 2026 to the Amended & Restated Expense Limitation Agreement between Registrant and First Sentier Investors (US) LLC, on behalf of the Funds advised by First Sentier Investors (US) LLC which was filed as an Exhibit to the Registrant's Post Effective Amendment No. 28 dated July 24, 2026, is hereby incorporated by reference.

(xv)  Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated March  3, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated March 10, 2020 is hereby incorporated by reference.

(xvi)  First Amended Schedule D to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated July 2, 2020 which was filed as an Exhibit to the Registrant’s Form N-1A dated July 16, 2020 is hereby incorporated by reference.

(xvii)  Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated November  9, 2022 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(xviii)  Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated March  8, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 10 dated March 15, 2024 is hereby incorporated by reference.

(xix)  Amendment to the Amended Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated June  14, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 13 dated June 28, 2024 is hereby incorporated by reference.

(xx)  Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated December  5, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 18 dated January 27, 2025 is hereby incorporated by reference.

(xxi)  Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 21 dated June 6, 2025 is hereby incorporated by reference.

(xxii) Amendment to the Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated February 24, 2026 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 27 dated February 27, 2026 is hereby incorporated by reference.

(xxiii)  Fund of Funds Investment Agreement between the Registrant and Fidelity Rutland Square Trust II dated June  26, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 15 dated August 5, 2024 is hereby incorporated by reference.

(xxiv)  Securities Lending Authorization Agreement between the Registrant and The Northern Trust Company dated July  12, 2024 which was field as an Exhibit to the Registrant’s Post-Effective Amendment No. 15 dated August 5, 2024 is hereby incorporated by reference.

(xxv) Amended  & Restated Investment Advisory Fee Waiver Agreement between the Registrant and Brandes Investment Partners, L.P., on behalf of the Brandes Core Plus Fixed Income Fund, dated July  1, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 22 dated July 25, 2025 is hereby incorporated by reference.

(xxvi)  Fund Risk Management and Oversight Agreement between the Registrant on behalf of the Polar International Small Company Fund and Carne Global Financial Services (US) LLC dated August 27, 2024 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 16 dated September 16, 2024 is hereby incorporated by reference.

(xxvii) Power of Attorney for Ryan D. Burns which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 26 dated November 3, 2025 is hereby incorporated by reference.

(xxviii) Power of Attorney for JoAnn S. Lilek which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 26 dated November 3, 2025 is hereby incorporated by reference.

(xxix) Power of Attorney for Patricia A. Weiland which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 26 dated November 3, 2025 is hereby incorporated by reference.

(xxx) Power of Attorney for Lloyd A. Wennlund which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 26 dated November 3, 2025 is hereby incorporated by reference.

(i) Legal Opinion and Consent.

(i)  Legal Opinion and Consent of Ropes  & Gray LLP as to the Polar Capital Emerging Market Stars Fund, which was filed as an Exhibit to the Registrant’s Form N-1A filed on August 21, 2020, is hereby incorporated by reference.

(ii)  Legal Opinion and Consent of Ropes & Gray LLP as to the Polar Capital Emerging Market ex-China  Stars Fund, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 7 dated January 31, 2023 is hereby incorporated by reference.

(iii)  Legal Opinion and Consent of Ropes  & Gray LLP as to the Polar Capital International Small Company Fund which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 13 dated June 28, 2024 is hereby incorporated by reference.

(iv)  Legal Opinion and Consent of Ropes  & Gray LLP as to the Brandes International Equity Fund, Brandes Global Equity Fund, Brandes Emerging Markets Value Fund, Brandes International Small Cap Equity Fund, Brandes Small Cap Value Fund, Brandes Core Plus Fixed Income Fund, and Brandes Separately Managed Account Reserve Trust, which was filed as an Exhibit to the Registrant’s Form N-14 filed on March 13, 2024 is hereby incorporated by reference.

(v) Legal Opinion and Consent of Ropes  & Gray LLP as to the Stewart Investors Worldwide Leaders Fund and Stewart Investors Global Emerging Markets Leaders Fund which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No.  18 dated January 27, 2025 is hereby incorporated by reference.

(vi)  Legal Opinion and Consent of Ropes  & Gray LLP as to the Investor Shares class of the Stewart Investors Worldwide Leaders Fund and Stewart Investors Global Emerging Markets Leaders Fund which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No.  24 dated July,28, 2025 is hereby incorporated by reference.

(vii) Legal Opinion and Consent of Ropes  & Gray LLP as to the First Sentier American Listed Infrastructure Fund and First Sentier Global Listed Infrastructure Fund which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 25 dated August  20, 2025 is hereby incorporated by reference.

(j) Other Opinions.

(i) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.

(i)  Subscription Agreement between the Registrant and the Initial Investor of the Polar Capital Emerging Market Stars Fund, which was filed as an Exhibit to the Registrant’s Form N-1A filed on August 21, 2020, is hereby incorporated by reference.

(m) Rule 12b-1 Plan.

(i)  Rule 12b-1 Plan adopted on December  5, 2023, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 11 dated May 1, 2024 is hereby incorporated by reference.

(ii)  Shareholder Services Plan adopted on December  5, 2023, which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 11 dated May 1, 2024 is hereby incorporated by reference.

(iii) Amended  & Restated Exhibit A to the Shareholder Services Plan dated May 20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 20 dated May 29, 2025 is hereby incorporated by reference.

(n) Rule 18f-3 Plan.

(i)  Amended & Restated Multiple Class Plan Pursuant to Rule 18f-3 Plan adopted on May  20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 20 dated May 29, 2025 is hereby incorporated by reference.

(o) Reserved.

(p) Code of Ethics.

(i)  Registrant’s Code of Ethics dated May 20, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No.  20 dated May 29, 2025 is hereby incorporated by reference.

(ii)  Polar Capital’s Code of Ethics dated 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No.  20 dated May 29, 2025 is hereby incorporated by reference.

(iii)  Foreside Financial Group, LLC’s Code of Ethics dated February  13, 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 20 dated May 29, 2025 is hereby incorporated by reference.

(iv)  Brandes Investment Partners, L.P.’s Code of Ethics dated March 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No. 20 dated May 29, 2025 is hereby incorporated by reference.

(v)  First Sentier Investors’ Code of Ethics dated January 2025 which was filed as an Exhibit to the Registrant’s Post-Effective Amendment No.  18 dated January 27, 2025 is hereby incorporated by reference.

Item 29.

Control Persons. None.

Item 30.

Indemnification.

Reference is made to Article VIII of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers’ liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.

Business and Other Connections of Investment Adviser.

Polar Capital LLP, 16 Palace Street, London, SW1E 5JD, United Kingdom is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-64644. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Brandes Investment Partners, L.P., 4275 Executive Square, 5th Floor, La Jolla, California 92037, is registered as an investment adviser. Additional information about the business, profession, vocation or employment of a substantial nature of Brandes Investment Partners, L.P. and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-24896. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

First Sentier Investors (US) LLC, 1290 Avenue of the Americas, 17th Floor, New York, NY 10104, is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information, filed herewith, and the adviser’s Form ADV, file number 801-93167. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

With respect to the investment subadviser, Polar Capital (America) Corporation, 1001 Water Street, Tampa, FL 33602, is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the subadviser’s Form ADV, file number 801-71922. Neither the subadviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

With respect to the investment subadviser, First Sentier Investors (UK) IM Limited, 23 Street Andrew Square, Edinburgh, EH2 1BB, United Kingdom, is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the subadviser’s Form ADV, file number 801-106688. Neither the subadviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32.

Foreside Financial Services, LLC

Item 32(a)

Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.       13D Activist Fund, Series of Northern Lights Fund Trust

2.       2nd Vote Funds

3.       AAMA Equity Fund, Series of Asset Management Fund

4.       AAMA Income Fund, Series of Asset Management Fund

5.       Adams Street Private Equity Navigator Fund LLC

6.       Adams Street Venture & Growth Fund

7.       Advisers Investment Trust

8.       AG Twin Brook Capital Income Fund

9.       Align Alternative Access Fund

10.   AltShares Trust

11.   American Beacon AHL Trend ETF, Series of American Beacon Select Funds

12.   American Beacon GLG Natural Resources ETF, American Beacon Select Funds

13.   American Beacon Ionic Inflation Protection ETF, American Beacon Select Funds

14.   Aristotle Funds Series Trust

15.   Aristotle Pacific Enhanced CLO Income Fund

16.   Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)

17.   Bow River Capital Evergreen Fund

18.   Connetic Venture Capital Access Fund

19.   Constitution Capital Access Fund, LLC

20.   Datum One Series Trust

21.   Diamond Hill Funds

22.   Diamond Hill Securitized Credit Fund

23.   Driehaus Mutual Funds

24.   EntrepreneurShares Series Trust

25.   FMI Funds, Inc.

26.   Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)

27.   Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)

28.   Inspire 100 ETF, Series of Northern Lights Fund Trust IV

29.   Inspire 500 ETF, Series of Northern Lights Fund Trust IV

30.   Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV

31.   Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV

32.   Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

33.   Inspire International ETF, Series of Northern Lights Fund Trust IV

34.   Inspire Growth ETF, Series of Northern Lights Fund Trust IV

35.   Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV

36.   Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV

37.   LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust

38.   LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust

39.   LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust

40.   LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust

41.   LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust

42.   LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust

43.   LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust

44.   LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust

45.   LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust

46.   LifeX Durable Income ETF, Series of Stone Ridge Trust

47.   Nomura Energy Transition ETF, Series of Nomura ETF Trust

48.   Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust

49.   Nomura Focused International Core ETF, Series of Nomura ETF Trust

50.   Nomura Focused Large Growth ETF, Series of Nomura ETF Trust

51.   Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust

52.   Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust

53.   Nomura Tax-Free USA ETF, Series of Nomura ETF Trust

54.   Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust

55.   Nomura Transformational Technologies ETF, Series of Nomura ETF Trust

56.   Man ETF Series Trust

57.   Meketa Infrastructure Fund

58.   Nomura Alternative Income Fund

59.   Praxis Mutual Funds

60.   Primark Meketa Private Equity Investments Fund

61.   SA Funds – Investment Trust

62.   Sequoia Fund, Inc.

63.   Simplify Exchange Traded Funds

64.   Siren ETF Trust

65.   Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V

66.   Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII

67.   Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II

68.   Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust

69.   TCG Strategic Income Fund

70.   TCW ETF Trust

71.   VegaShares ETF Trust

Item 32(b)  The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c) Not applicable.

Item 33.

Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules promulgated thereunder will be maintained by the Registrant at 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s administrator, transfer agent, fund accounting agent, and custodian, The Northern Trust Company, 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s compliance and financial control services service provider, Foreside Fund Officer Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101; the Registrant’s distributor, Foreside Financial Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101; Polar Capital LLP, 16 Palace Street, London, SW1E 5JD, United Kingdom for certain records of the Funds advised by Polar Capital LLP; Brandes Investment Partners, L.P., 4275 Executive Square, 5th Floor, La Jolla, California 92037 for certain records of the Funds advised by Brandes Investment Partners, L.P; Polar Capital (America) Corporation, 1001 Water Street, Tampa, Florida 33602 for certain records of the Funds subadvised by Polar Capital (America) Corporation, First Sentier Investors (US) LLC, 1290 Avenue of the Americas, 17th Floor, New York, NY 10104 for certain records of the Funds advised by First Sentier (US) LLC, and First Sentier Investors (UK) IM Limited, 23 Street Andrew Square, Edinburgh, EH2 1BB, United Kingdom for certain records of the Funds subadvised by First Sentier Investors (UK) IM Limited.

Item 34.

Management Services. Not applicable.

Item 35.

Undertakings. None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, State of Illinois, on the 27th day of July, 2026.

Datum One Series Trust

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Barbara J. Nelligan	President (Principal Executive Officer)	July 27, 2026
Barbara J. Nelligan

Ryan D. Burns	Trustee	July 27, 2026
Ryan D. Burns*

JoAnn S. Lilek	Trustee	July 27, 2026
JoAnn S. Lilek*

Patricia A. Weiland	Trustee	July 27, 2026
Patricia A. Weiland*

Lloyd A. Wennlund	Trustee	July 27, 2026
Lloyd A. Wennlund*

/s/ Tracy L. Dotolo	Treasurer (Principal Financial Officer)	July 27, 2026
Tracy L. Dotolo

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, as Attorney-in-Fact

*	Pursuant to Power of Attorney

Exhibit Index

Exhibit (j)(i) Consent of Independent Registered Public Accounting Firm.